As filed with the Securities and Exchange Commission on June 1, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2016 – March 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

ANNUAL REPORT

MARCH 31, 2017

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund and Absolute Capital Opportunities Fund's (each a "Fund" and collectively the "Funds") adviser as of March 31, 2017, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.
Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, focused portfolio risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, derivatives risk and cash and cash equivalents holdings risk. For a complete description of the Funds' principal investment risks, please refer to each Fund's prospectus.
Beta is a measure of an asset's sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund's returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund's total returns and is useful because it identifies the spread of a fund's short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.
Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC ("AIA" and "Absolute") and the respective logos and Absolute Capital Opportunities Fund are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Dear Shareholder,

We are pleased to present the Annual Report for the Absolute Strategies Fund (the "Fund") for the year ended March 31, 2017.

In this regard, The Fund seeks to provide long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices such as the Standard & Poor's 500® Index ("S&P 500® Index"). Achieving this over the course of an investment cycle often means constructing a portfolio of investments that looks very different from other investment funds, including alternative ones. It requires being defensive at times when others are overly aggressive. It requires looking for value in areas of the market that are over-looked or unloved by other investors. Achieving these goals also means that the Fund's performance is likely to go through periods of under-performance as well as out-performance versus other strategies. Over time the uniqueness of this creates significant diversification properties. In this regard, the Fund (Institutional Shares) returned -3.40% over the 12 months ended March 31. By comparison, the HRFX Global Hedge Fund Index returned 6.19% and the S&P 500 Index returned 17.17%.

We believe that recent dynamics have resulted in a market that is narrow and highly inefficient (see more below). While this has been frustrating, we are excited in that this type of inefficiency creates an opportunity to set up a portfolio that can generate significant performance once the latest cycle of abnormal market conditions exhausts itself. We believe it may be setting up for an extensive long/short opportunity.

During the year, the Fund has maintained a balance of long and short exposures. Net exposure has been at the low end of its historical range and sensitivity to traditional equity indices has been negative. Allocations have been concentrated around a diverse, but limited, number of equity strategies with a moderate allocation to convertible arbitrage. The Fund has also employed certain opportunistic trades. These trades may be short-term in nature and expressed through purchases and sales of index related securities. The trades have individual merits but also can allow the Fund to take advantage of spikes of volatility.

In general, many of the Fund's long securities haven't had a big story or theme attached to them and may not have been a major part of an index. The Fund's short securities were deemed to be expensive and/or exhibiting low growth with significant economic sensitivity. Equity index securities were also used on the short side to create relative-value arbitrage opportunities versus Fund long securities. Certain of the Fund's derivative positions were used to achieve this positioning as well as to control the Fund's broader market sensitivity.

Sub-adviser strategies based on long equity exposure were the Fund's top performers over the last year. Energy related securities, which were somewhat new to the Fund in 2016, did particularly well.  Long exposure to precious metals related securities provided modest returns during the period.  Convertible arbitrage also performed well during the period. This was notable because the strategy typically exhibits low sensitivity to equity markets.  Strategies that included short exposure were the largest detractors. Shorting has been particularly difficult as few things seemed to have gone down in price regardless of how poorly a company or group of companies performed. The Fund's short exposure remains flexible and has varied over the past year as large spikes in volatility have offered opportunities to monetize short term gains.  During periods of low volatility the Fund has maintained a large amount of short exposure due to historically high valuations and weak fundamentals (see below). The timing is uncertain but we believe the payoff in short opportunities could be significant.  Long periods of low volatility and high valuations have historically given way to periods of high volatility, leading to market valuations reverting to the mean.

We remain steadfast in our investment philosophy. Fundamental bias, patience, and diversification are our discipline. For anyone with a similar philosophy, this environment has been punishing. Passive investing and risk-parity strategies are the crowd themes for this cycle. While many have chosen to maintain a passive bias, not one investor or advisor we've met with is actively betting client capital on another asset bubble. No, this current situation has been created by a willingness to ignore inflated prices and continue to hope for another year of escape. Asset allocation has become the antithesis of the "efficient market hypothesis." What analysis is actually being performed? Who is left to perform individual stock selection and to allocate capital based on all available information? Most of the survivors left in the active management industry do not focus on alpha; they are marketing behemoths. We believe, much of the world of investment management have decided fundamental research is no longer necessary. As such, the overall market structure has become even narrower and more inefficient. How ironic.

1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

The following are just some of the insights we note when evaluating the current environment:
•	The cumulative market cap of the Russell 2500 has grown 16% since 2014, while net income has dropped 20%. (FPA LLC, Bloomberg)
•	The S&P 500 Price to Sales ratio is at September 2000 levels, 25% higher than 2007 peak. (Bloomberg)
•	The S&P 500 Enterprise Value to Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") is at September 2000 levels. (Bloomberg)
•    The Russell 2000 Enterprise Value to EBITDA is 80% above its previous record level. (Bloomberg)
•	The S&P 500 Median Price to Earnings ratio is over 24; the median since 1965 is 17. (Ned Davis Research)
•	The S&P 500 Median Price to Sales is 35% above the previous record in 2007. (Ned Davis Research)
•	The S&P 500 (ex financials) Debt to EBITDA is higher than both the 2002 and 2009 recession peaks. (Citigroup)
•    The CBOE SPX Volatility Index recently broke below 10, a level last reached in 2007. (Bloomberg)
•    Stock market capitalization to GDP is the highest in history outside the 2000 bubble.
•	The Shiller Cyclically Adjusted Price-to-Earnings Ratio ("CAPE") ratio recently hit 29, nearly the same level as the 1929 peak.
•	Three of the largest consumer credit companies in the U.S., have all recently reported sharply higher net charge-offs (NCOs). (Bloomberg)
•	Auto sales and auto lending also appear to have peaked and are turning down while loan delinquencies have risen. (Bloomberg)
•
Home Capital Group, the largest non-bank mortgage lender in Canada, appears to be having a Bear Stearns moment; risk is now spreading to others. Bear Stearns, of course, collapsed quickly when mortgages it owned started to become delinquent and sources of funding dried up.

We have a market environment that combines some of the highest valuation levels in history with an aggregate collection of price-insensitive buyers. Couple that with structurally low growth, record high corporate leverage, central banks that desire raising rates and shrinking balance sheets, extremely low levels of volatility, cresting auto sales, deteriorating consumer credit, and a potentially hostile geo-political environment and you have the potential for severe volatility dead ahead.

At some point, we believe most everything currently driving frothy, overvalued market conditions could suddenly stop working and reverse. As such, we are maintaining a negative beta bias. Certainly there is a risk that this abnormal market cycle can go on longer. If so, we plan to remain flexible around sizable bumps in volatility. However, at this point we believe the risk is more likely to be a final, short-term upside thrust. Our long portfolio includes very cheap out-of-the-money call option protection should this event happen.

We continue to believe our disciplined approach is rare in today's crowded financial market landscape. The active alternatives space has already gone through a significant bear market relative to major market indices; this experience is not dissimilar from that of value investors in the late 1990s. In addition, it has proven that very few strategies are providing any source of return outside of beta. Should market forces and volatility awaken again, it's clear from drawdown studies that almost no combination of these competing products will diversify away market risk. The allocation math is quite simple. Even a small allocation to a strategy positioned for alpha like ours would likely provide much more diversification potential vs funds that provide correlated market performance. The potential for upside returns during critical drawdown periods cannot be understated during periods of historically high valuations. When asset prices cheapen again, we will most certainly participate. If the current environment is indeed similar to 1999 or 2007 (as the above insights may suggest), then we could have a generational long/short opportunity at hand.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

2	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index"), the HFRX Global Hedge Fund Index ("HFRX") and the MSCI World Index ("MSCI World"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Absolute Strategies Fund - Institutional Shares vs. S&P 500 Index,
Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index
Average Annual Total Returns
Periods Ended March 31, 2017	One Year	Five Years	Ten Years
Absolute Strategies Fund - Institutional Shares	-3.40%	-0.34%	1.10%
S&P 500 Index	17.17%	13.30%	7.51%
Barclays Capital U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
HFRX Global Hedge Fund Index	6.19%	1.35%	(0.57)%
MSCI World Index	14.77%	9.37%	4.21%

3	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

Comparison of Change in Value of a $250,000 Investment
Absolute Strategies Fund - R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index
Average Annual Total Returns
Periods Ended March 31, 2017	One Year	Five Years	Ten Years
Absolute Strategies Fund - R Shares	-3.89%	-0.82%	0.65%
S&P 500 Index	17.17%	13.30%	7.51%
Barclays Capital U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
HFRX Global Hedge Fund Index	6.19%	1.35%	(0.57)%
MSCI World Index	14.77%	9.37%	4.21%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.68% and 3.26%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratios would be 1.85% and 2.41% for Institutional Shares and R Shares, respectively. To the extent that the Fund invests in any investment company or exchange-traded fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Dear Shareholder,

For the period ending March 31, 2017, the Absolute Capital Opportunities Fund (the "Fund") returned 7.44%. By comparison, the HFRX Equity Hedge Index returned 5.90%.

The Fund combines two Sub-Advisers with a flexible approach to equity investing. Both managers typically invest in a concentrated number of positions on the long side, balanced with different hedging methods. St James Investment Company will opportunistically utilize cash levels as a hedge. Kovitz Investment Group will opportunistically utilize individual stocks, ETFs, or options to hedge. The result is a Fund that maintains a positive net long bias but with exposures that change and the ability to avoid being fully exposed to equity market risk at all times.

Over the last year, Fund performance benefitted from maintaining a net long bias in a market that generally trended higher. The two Sub-Advisers' focus on value oriented positions also helped as value out-performed growth (as measured by the Russell 3000 Value & Growth Indices) for the first time in several years (fiscal periods). Being disciplined and not chasing high flying stocks also was a plus - poor market timing seems to be one of the factors that has created negative alpha in many hedge fund strategies in recent years.

We believe the Fund is well positioned well for a variety of market environments.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

5	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following chart reflects the change in the value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in Absolute Capital Opportunities Fund (the "Fund") compared with the performance of the benchmark, the HFRX Equity Hedge Fund Index ("HFRX Equity") and the S&P 500 Index ("S&P 500"), since inception. HFRX Equity tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.
Comparison of Change in Value of a $1,000,000 Investment
Absolute Capital Opportunities Fund vs. HFRX Equity Hedge Index
and S&P 500 Index
Average Annual Total Returns		Since Inception
Periods Ended March 31, 2017	One Year	12/30/15
Absolute Capital Opportunities Fund - Shares	7.44%	7.67%
HFRX Equity Hedge Index	5.90%	2.08%
S&P 500 Index	17.17%	13.85%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 4.37%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund's total annual operating expense ratio would be 4.12%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses  (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.85% on net assets up to $100 million, 1.75% on net assets between $100 million and $200 million, and 1.65% on net assets over $200 million through August 1, 2019 (the "Expense Cap"). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower.  The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2017

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	34.5%
Asset Backed Obligations	0.2%
Corporate Convertible Bonds	13.7%
Corporate Non-Convertible Bonds	5.2%
Exchange Traded Notes	0.0%
Syndicated Loans	0.5%
Investment Companies	17.7%
Money Market Fund	20.6%
Purchased Options	1.4%
Short Positions
Equity Securities	-29.4%
Investment Companies	-9.5%
Written Options	-0.2%
Other Assets less Liabilities*	45.3%
100.0%
*Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 41.3% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	13.0%	17.0%
Consumer Staples	18.6%	14.0%
Energy	21.7%	3.3%
Financial	17.3%	24.7%
Healthcare	1.6%	1.5%
Industrial	10.5%	24.3%
Information Technology	3.5%	11.2%
Materials	9.6%	2.2%
Telecommunication Services	2.8%	1.7%
Utilities	1.4%	0.1%
	100.0%	100.0%

7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Long Positions - 93.8%
Equity Securities - 34.5%
Common Stock - 34.5%
Consumer Discretionary - 4.5%
28,449	American Airlines Group, Inc. (a)(b)	$1,203,393
5,026	Buffalo Wild Wings, Inc. (c)	767,722
4,632	CarMax, Inc. (c)	274,307
58,795	CVS Health Corp.	4,615,407
173,506	Drive Shack, Inc. (a)	720,050
26,109	Extended Stay America, Inc. (a)	416,177
83,774	Freshpet, Inc. (c)	921,514
51,404	General Motors Co. (a)	1,817,645
83,774	Green Plains Partners LP (a)	1,683,857
14,589	Harley-Davidson, Inc. (a)(b)(d)	882,635
15,359	Lithia Motors, Inc., Class A (a)	1,315,498
185,699	Luby's, Inc. (c)	577,524
27,349	Macy's, Inc. (a)	810,624
21,416	Motorcar Parts of America, Inc. (c)	658,114
15,949	Nexeo Solutions, Inc. (a)(c)	141,308
3,909	Panera Bread Co., Class A (c)	1,023,650
23,946	Robert Half International, Inc.	1,169,283
57,246	The Habit Restaurants, Inc., Class A (a)(c)	1,013,254
7,984	The Walt Disney Co.	905,306
35,000	VF Corp.	1,923,950
5,910	Walgreens Boots Alliance, Inc.	490,826
		23,332,044
Consumer Staples - 6.4%
3,170	AMERCO (c)	1,208,372
19,547	Calavo Growers, Inc.	1,184,548
46,000	Diageo PLC, ADR	5,316,680
17,333	Lamb Weston Holdings, Inc., Class A (a)	729,026
80,000	Nestle SA, ADR	6,152,000
116,800	Nomad Foods, Ltd. (a)(c)	1,337,360
37,202	PFSweb, Inc. (c)	242,929
32,113	Phibro Animal Health Corp., Class A	902,375
22,000	Philip Morris International, Inc.	2,483,800
71,208	Pilgrim's Pride Corp. (a)(c)	1,602,536
19,827	Post Holdings, Inc. (a)(c)	1,735,259
110,000	Sanofi, ADR	4,977,500
53,057	Sprouts Farmers Market, Inc. (a)(c)	1,226,678
36,157	SUPERVALU, Inc. (c)	139,566
25,132	The Hain Celestial Group, Inc. (b)(c)	934,911
27,925	Tyson Foods, Inc., Class A (a)	1,723,252
29,321	Zoetis, Inc. (a)	1,564,862
		33,461,654
Energy - 7.5%
11,470	Anadarko Petroleum Corp.	711,140
21,866	California Resources Corp. (a)(c)	328,865
30,076	Cheniere Energy, Inc. (c)	1,421,692
34,763	Comstock Resources, Inc. (c)	320,862
128,800	Cone Midstream Partners LP (a)	3,040,968
17,093	Devon Energy Corp.	713,120
10,142	Dominion Midstream Partners LP	324,037
108,240	Enbridge, Inc.	4,528,762
53,640	Energy Transfer Equity LP	1,058,317
39,598	Energy Transfer Partners LP	1,446,119
85,927	EnLink Midstream Partners LP	1,572,464
80,848	Enterprise Products Partners LP (a)	2,232,213
51,661	Green Plains, Inc. (a)	1,278,610
52,806	Halliburton Co. (a)(d)	2,598,583
71,389	Kinder Morgan, Inc.	1,551,997
9,634	Marathon Petroleum Corp.	486,902
Shares	Security Description	Value
44,592	MPLX LP	$1,608,879
23,377	Patterson-UTI Energy, Inc.	567,360
6,319	Phillips 66 Partners LP	324,481
77,614	Plains All American Pipeline LP	2,453,379
7,014	Plains GP Holdings LP, Class A	219,258
35,299	Rice Energy, Inc. (c)	836,586
83,307	Rice Midstream Partners LP	2,101,003
21,193	Schlumberger, Ltd.	1,655,173
11,586	Sprague Resources LP	313,981
30,296	Targa Resources Corp.	1,814,730
5,692	The Williams Cos., Inc.	168,426
27,529	TransMontaigne Partners LP	1,229,996
22,208	Western Gas Partners LP	1,342,474
18,380	Williams Partners LP	750,455
		39,000,832
Financial - 6.0%
24,010	American Express Co. (a)(d)	1,899,431
14,154	Aon PLC (a)	1,679,938
89,592	Bank of America Corp. (a)	2,113,475
41,515	Berkshire Hathaway, Inc., Class B (a)(c)	6,919,720
110,000	Brookfield Asset Management, Inc., Class A	4,010,600
41,572	CBRE Group, Inc., Class A (a)(c)	1,446,290
23,951	Citigroup, Inc. (a)	1,432,749
29,167	JPMorgan Chase & Co. (a)	2,562,029
64,448	Leucadia National Corp. (a)	1,675,648
61,595	Medical Properties Trust, Inc. REIT (a)	793,960
80,000	The Bank of New York Mellon Corp.	3,778,400
40,000	WR Berkley Corp.	2,825,200
		31,137,440
Healthcare - 0.5%
17,481	Allscripts Healthcare Solutions, Inc. (c)	221,659
7,000	Becton Dickinson and Co.	1,284,080
9,400	McKesson Corp.	1,393,644
		2,899,383
Industrial - 3.6%
69,812	Briggs & Stratton Corp. (a)	1,567,279
8,377	Deere & Co.	911,920
16,218	Delta Air Lines, Inc. (b)	745,379
7,231	Dycom Industries, Inc. (a)(c)	672,122
57,000	Expeditors International of Washington, Inc.	3,219,930
29,542	Forterra, Inc. (a)(c)	576,069
28,185	Jacobs Engineering Group, Inc. (a)	1,558,067
7,540	John Bean Technologies Corp.	663,143
15,018	MasTec, Inc. (a)(c)	601,471
79,398	Quanta Services, Inc. (a)(c)(d)	2,946,460
11,414	The Boeing Co. (a)(b)(d)	2,018,680
29,321	Trimble, Inc. (c)	938,565
5,951	United Parcel Service, Inc., Class B (a)	638,542
11,094	Valmont Industries, Inc. (a)	1,725,117
		18,782,744
Information Technology - 1.2%
22,946	Apple, Inc. (a)(b)	3,296,422
14,645	BroadSoft, Inc. (a)(c)	588,729
83,171	Nuance Communications, Inc. (a)(c)	1,439,690
16,199	Silicon Motion Technology Corp., ADR	757,303
20,212	Unisys Corp. (c)	281,958
		6,364,102
Materials - 3.3%
12,566	Agrium, Inc. (a)	1,200,681
597,595	Atlas Iron, Ltd. (c)	13,697

See Notes to Financial Statements.	8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description			Value
87,000	Cameco Corp.			$963,090
82,587	Constellium NV, Class A (c)			536,816
25,807	Fairmount Santrol Holdings, Inc. (c)			189,165
55,611	Monsanto Co. (a)			6,295,165
25,000	Praxair, Inc.			2,965,000
65,000	Royal Gold, Inc.			4,553,250
18,837	Westlake Chemical Partners LP			473,751
				17,190,615
Telecommunication Services - 1.0%
1,244	Alphabet, Inc., Class A (c)			1,054,663
419	Alphabet, Inc., Class C (c)			347,586
90,864	Attunity, Ltd. (a)(c)			719,643
28,203	CBS Corp., Class B, Non-Voting Shares (a)			1,956,160
71,796	Harmonic, Inc. (c)			427,186
71,106	Spark Networks, Inc. (a)(c)			73,239
15,857	Twenty-First Century Fox, Inc., Class A (a)			513,609
				5,092,086
Utilities - 0.5%
86,392	Vistra Energy Corp. (c)			1,408,190
22,583	Western Gas Equity Partners LP			1,041,076
				2,449,266
Total Common Stock (Cost $139,031,121)				179,710,166
Total Equity Securities (Cost $139,031,121)				179,710,166
Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 19.6%
Asset Backed Obligations - 0.2%
$64,207	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	3.49%	03/25/36	56,292
40,410	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	3.31	03/25/36	33,591
30,332	Banc of America Funding Corp., Series 2006-E 2A1 (e)	3.32	06/20/36	25,277
69,117	Banc of America Funding Corp., Series 2007-E 4A1 (e)	3.05	07/20/47	57,202
78,294	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	69,503
30,250	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	26,093
35,333	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	34,206
178,889	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (e)	1.30	12/25/36	90,754
Principal	Security Description	Rate	Maturity	Value
$49,338	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	3.30%	09/25/47	$45,027
59,129	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	3.39	09/25/36	48,923
29,056	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	3.31	04/25/37	26,836
131,825	Lehman XS Trust, Series 2005-6 1A1 (e)	1.50	11/25/35	89,433
134,449	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	114,160
109,701	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	87,792
1,052,847	Residential Asset Securitization Trust, Series 2007-A5 1A2 (e)	1.38	05/25/37	223,907
42,156	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	3.35	04/25/47	33,027
Total Asset Backed Obligations (Cost $1,218,912)				1,062,023
Corporate Convertible Bonds - 13.7%
Consumer Discretionary - 0.6%
1,000,000	Horizon Global Corp.	2.75	07/01/22	910,625
1,200,000	JAKKS Pacific, Inc. (a)(f)	4.88	06/01/20	1,087,500
1,000,000	M/I Homes, Inc.	3.25	09/15/17	1,132,500
				3,130,625
Consumer Staples - 3.5%
2,000,000	Acorda Therapeutics, Inc. (a)	1.75	06/15/21	1,710,000
2,250,000	Albany Molecular Research, Inc. (a)	2.25	11/15/18	2,459,531
700,000	Ascent Capital Group, Inc. (a)	4.00	07/15/20	539,000
2,100,000	Carriage Services, Inc. (a)	2.75	03/15/21	2,737,875
450,000	Ctrip.com International, Ltd. (a)(f)	1.25	09/15/22	468,000
1,500,000	Depomed, Inc. (a)	2.50	09/01/21	1,406,250

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Principal	Security Description	Rate	Maturity	Value
$2,000,000	Ironwood Pharmaceuticals, Inc. (a)	2.25%	06/15/22	$2,496,250
700,000	Macquarie Infrastructure Corp.	2.00	10/01/23	689,500
1,600,000	Sucampo Pharmaceuticals, Inc. (f)	3.25	12/15/21	1,591,000
500,000	The Spectranetics Corp.	2.63	06/01/34	572,188
500,000	Theravance Biopharma, Inc.	3.25	11/01/23	633,125
1,750,000	Tivity Health, Inc. (a)	1.50	07/01/18	2,698,281
				18,001,000
Energy - 1.5%
1,500,000	Clean Energy Fuels Corp. (a)(f)	5.25	10/01/18	1,457,813
1,700,000	Ensco Jersey Finance, Ltd. (a)(f)	3.00	01/31/24	1,662,812
1,000,000	Newpark Resources, Inc. (f)	4.00	12/01/21	1,136,250
3,000,000	Renewable Energy Group, Inc. (f)	4.00	06/15/36	3,401,250
				7,658,125
Financial - 0.7%
2,700,000	Encore Capital Group, Inc. (a)	3.00	07/01/20	2,559,938
1,000,000	Encore Capital Group, Inc. (f)	3.25	03/15/22	923,750
				3,483,688
Healthcare - 0.9%
2,000,000	Quidel Corp.	3.25	12/15/20	2,058,750
2,000,000	Repligen Corp.	2.13	06/01/21	2,562,500
				4,621,250
Industrial - 1.4%
1,550,000	Echo Global Logistics, Inc.(a)	2.50	05/01/20	1,467,656
2,400,000	Fluidigm Corp. (a)	2.75	02/01/34	1,644,000
500,000	Golar LNG, Ltd. (f)	2.75	02/15/22	506,875
1,500,000	Kaman Corp. (a)(f)	3.25	11/15/17	2,168,438
1,000,000	TTM Technologies, Inc.	1.75	12/15/20	1,764,375
				7,551,344
Information Technology - 2.4%
1,400,000	Advanced Micro Devices, Inc. (a)	2.13	09/01/26	2,768,500
2,300,000	Avid Technology, Inc. (a)	2.00	06/15/20	1,634,438
834,000	Ciena Corp.	0.88	06/15/17	834,521
2,500,000	Envestnet, Inc. (a)	1.75	12/15/19	2,335,937
975,000	Nuance Communi-cations, Inc.	2.75	11/01/31	982,922
1,300,000	ON Semiconductor Corp. (f)	1.63	10/15/23	1,354,438
2,200,000	Quantum Corp.	4.50	11/15/17	2,194,500
Principal	Security Description	Rate	Maturity	Value
$300,000	Veeco Instruments, Inc.	2.70%	01/15/23	$314,625
				12,419,881
Materials - 0.9%
1,300,000	Aceto Corp. (a)	2.00	11/01/20	1,194,375
200,000	Pretium Resources, Inc. (f)	2.25	03/15/22	201,875
3,500,000	Silver Standard Resources, Inc.	2.88	02/01/33	3,438,750
				4,835,000
Telecommunication Services - 1.3%
716,000	Clearwire Commun-ications, LLC/Clearwire Finance, Inc. (f)	8.25	12/01/40	743,745
2,250,000	Global Eagle Entertainment, Inc. (a)	2.75	02/15/35	1,144,687
2,350,000	Harmonic, Inc. (a)	4.00	12/01/20	2,937,500
2,000,000	Pandora Media, Inc.	1.75	12/01/20	2,015,000
				6,840,932
Utilities - 0.5%
3,350,000	EnerNOC, Inc. (a)	2.25	08/15/19	2,803,531
Total Corporate Convertible Bonds (Cost $66,354,405)				71,345,376
Corporate Non-Convertible Bonds - 5.2%
Consumer Discretionary - 0.7%
750,000	Caesars Entertainment Resort Properties, LLC	8.00	10/01/20	784,688
862,000	GameStop Corp. (f)	5.50	10/01/19	880,317
951,000	L Brands, Inc.	8.50	06/15/19	1,065,120
1,047,000	MGM Resorts International	11.38	03/01/18	1,133,377
				3,863,502
Consumer Staples - 1.1%
884,000	Bumble Bee Holdings, Inc. (f)	9.00	12/15/17	864,110
1,396,000	Cenveo Corp. (f)	6.00	08/01/19	1,158,680
1,794,000	Dean Holding Co.	6.90	10/15/17	1,834,365
1,602,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50	10/01/20	1,634,040
				5,491,195
Financial - 0.6%
634,000	Ally Financial, Inc.	3.25	02/13/18	639,738
635,000	CIT Group, Inc. (f)	5.00	05/15/18	640,080
1,000,000	iStar, Inc.	9.00	06/01/17	1,011,350
980,000	Realogy Group, LLC / Realogy Co-Issuer Corp. (f)	4.50	04/15/19	1,010,625
				3,301,793

See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Principal	Security Description	Rate		Maturity	Value
Industrial - 0.5%
$500,000	Park-Ohio Industries, Inc.	8.13%		04/01/21	$516,035
1,561,000	USG Corp.	8.25		01/15/18	1,642,953
303,000	XPO CNW, Inc.	7.25		01/15/18	313,605
					2,472,593
Information Technology - 0.3%
1,667,000	NXP BV / NXP Funding, LLC (f)	3.75		06/01/18	1,704,508
Materials - 0.2%
980,000	International Wire Group, Inc. (f)	10.75		08/01/21	955,500
Teleommunication Services - 1.7%
1,471,000	CSC Holdings, LLC	7.88		02/15/18	1,537,195
400,000	DISH DBS Corp.	4.63		07/15/17	403,500
1,290,000	FairPoint Commun-ications, Inc. (f)	8.75		08/15/19	1,330,828
925,000	iHeartCommunications, Inc.	9.00		12/15/19	789,719
2,024,000	Level 3 Financing, Inc. (e)	4.76		01/15/18	2,035,385
895,000	Sprint Commun-ications, Inc. (f)	9.00		11/15/18	976,669
520,000	T-Mobile USA, Inc.	6.46		04/28/19	521,950
520,000	T-Mobile USA, Inc.	6.54		04/28/20	531,050
749,000	ViaSat, Inc.	6.88		06/15/20	768,661
					8,894,957
Utilities - 0.1%
538,000	NRG Energy, Inc.	7.63		01/15/18	558,175
Total Corporate Non-Convertible Bonds (Cost $27,479,577)					27,242,223
Exchange Traded Notes - 0.0%
250	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(c) (Cost $9,104)				6,575
Syndicated Loans - 0.5%
471,736	Atlas Iron, Ltd. (e)	5.58		04/30/21	449,918
2,000,000	Energy Future Intermediate Holding Co., LLC (e)	4.25		06/30/17	2,002,083
Total Syndicated Loans (Cost $2,472,370)					2,452,001
Total Fixed Income Securities (Cost $97,534,368)					102,108,198
Shares	Security Description				Value
Investment Companies - 17.7%
1,289,545	Absolute Capital Opportunities Fund (c)(g)				14,146,311
306,535	SPDR S&P 500 ETF Trust (a)(b)				72,262,561
258,000	VanEck Vectors Gold Miners ETF				5,884,980
Total Investment Companies (Cost $52,603,576)					92,293,852
Shares	Security Description				Value
Money Market Fund - 20.4%
106,669,534	State Street Institutional Treasury Money Market Fund, Premier Share Class, 0.55% (e) (Cost $106,669,534)				$106,669,534
Contracts	Security Description		Strike Price	Exp. Date	Value
Purchased Options - 1.4%
Call Options Purchased - 1.3%
24,933,410	Atlas Iron, Ltd.		$0.08	08/17	19,049
5,122	SPDR S&P 500 ETF Trust		265.00	01/18	407,199
2,290	SPDR S&P 500 ETF Trust		255.00	01/18	551,890
20,000	VanEck Vectors Gold Miners ETF		28.00	01/18	2,620,000
10,000	VanEck Vectors Gold Miners ETF		23.00	01/18	3,050,000
Total Call Options Purchased (Premiums Paid $9,923,690)					6,648,138
Put Options Purchased - 0.1%
189	Altisource Portfolio Solutions SA		25.00	07/17	27,405
10	iShares Russell 2000 ETF		135.00	05/17	2,075
33	SPDR S&P 500 ETF Trust		226.00	04/17	1,056
83	SPDR S&P 500 ETF Trust		225.00	04/17	2,241
30	SPDR S&P 500 ETF Trust		227.00	06/17	7,035
859	SPDR S&P 500 ETF Trust		200.00	01/18	282,611
128	The Hain Celestial Group, Inc.		25.00	08/17	128
5,000	VanEck Vectors Semiconductor ETF		70.00	05/17	150,000
Total Put Options Purchased (Premiums Paid $3,089,219)					472,551
Total Purchased Options (Premiums Paid $13,012,909)					7,120,689
Total Long Positions - 93.6% (Cost $408,851,508)*					487,902,439
Total Short Positions - (38.9)% (Proceeds $(207,621,258))*					(202,573,125)
Total Written Options - (0.2)% (Premiums Received $(1,720,115))*					(1,011,209)
Other Assets & Liabilities, Net – 45.5%					236,871,575
Net Assets – 100.0%					$521,189,680

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2017

Shares	Security Description	Value
Short Positions - (38.9)%
Common Stock - (29.4)%
Consumer Discretionary - (5.0)%
(1,250)	Amazon.com, Inc.	$(1,108,175)
(3,406)	Best Buy Co., Inc.	(167,405)
(1,912)	Big Lots, Inc.	(93,076)
(26,529)	Bojangles', Inc.	(543,845)
(9,215)	Brinker International, Inc.	(405,091)
(5,258)	CarMax, Inc.	(311,379)
(16,500)	Carnival Corp.	(972,015)
(1,676)	Chipotle Mexican Grill, Inc., Class A	(746,692)
(2,793)	Cracker Barrel Old Country Store, Inc.	(444,785)
(26,529)	Del Frisco's Restaurant Group, Inc.	(478,848)
(48,400)	DR Horton, Inc.	(1,612,204)
(71,000)	Fiat Chrysler Automobiles NV	(776,364)
(15,359)	Fiesta Restaurant Group, Inc.	(371,688)
(180,752)	Ford Motor Co.	(2,103,953)
(59,400)	General Motors Co.	(2,100,384)
(39,600)	HD Supply Holdings, Inc.	(1,628,550)
(23,300)	Horizon Global Corp.	(323,404)
(63,100)	JAKKS Pacific, Inc.	(347,050)
(36,000)	Leggett & Platt, Inc.	(1,811,520)
(4,857)	LGI Homes, Inc.	(164,701)
(25,645)	M/I Homes, Inc.	(628,303)
(5,026)	McDonald's Corp.	(651,420)
(6,950)	Mohawk Industries, Inc.	(1,594,955)
(5,890)	Movado Group, Inc.	(146,956)
(67,019)	Noodles & Co.	(385,359)
(11,270)	PetMed Express, Inc.	(226,978)
(5,585)	Texas Roadhouse, Inc.	(248,700)
(3,389)	The Cheesecake Factory, Inc.	(214,727)
(6,980)	The Home Depot, Inc.	(1,024,873)
(560)	The Priceline Group, Inc.	(996,783)
(20,943)	Titan International, Inc.	(216,551)
(8,377)	Tractor Supply Co.	(577,762)
(3,250)	Ulta Beauty, Inc.	(926,998)
(20,943)	Vista Outdoor, Inc.	(431,216)
(59,500)	Volvo AB, Class B	(878,491)
(2,562)	Williams-Sonoma, Inc.	(137,374)
(1,011)	WW Grainger, Inc.	(235,320)
		(26,033,895)
Consumer Staples - (4.1)%
(6,795)	Abaxis, Inc.	(329,557)
(23,100)	Acorda Therapeutics, Inc.	(485,100)
(41,200)	AerCap Holdings NV	(1,893,964)
(83,900)	Albany Molecular Research, Inc.	(1,177,117)
(37,707)	Amira Nature Foods, Ltd.	(202,109)
(41,664)	Amplify Snack Brands, Inc.	(349,978)
(13,962)	Archer-Daniels-Midland Co.	(642,810)
(2,100)	Ascent Capital Group, Inc., Class A	(29,673)
(8,859)	Avis Budget Group, Inc.	(262,049)
(71,500)	Carriage Services, Inc.	(1,939,080)
(5,543)	Cenveo, Inc.	(27,826)
(6,404)	CoreLogic, Inc.	(260,771)
(3,250)	Ctrip.com International, Ltd., ADR	(159,737)
(51,100)	Depomed, Inc.	(641,305)
(5,864)	Dr. Pepper Snapple Group, Inc.	(574,203)
(15,100)	FleetCor Technologies, Inc.	(2,286,593)
(29,321)	Flowers Foods, Inc.	(569,121)
(8,936)	General Mills, Inc.	(527,313)
(36,764)	Hostess Brands, Inc.	(583,445)
(5,306)	Ingredion, Inc.	(639,002)
Shares	Security Description	Value
(94,700)	Ironwood Pharmaceuticals, Inc.	$(1,615,582)
(1,000)	Macquarie Infrastructure Corp.	(80,580)
(31,761)	Pacific Biosciences of California, Inc.	(164,204)
(5,864)	PepsiCo, Inc.	(655,947)
(11,558)	Sanderson Farms, Inc.	(1,200,183)
(55,400)	Sucampo Pharmaceuticals, Inc., Class A	(609,400)
(11,000)	The Spectranetics Corp.	(320,375)
(10,900)	Theravance Biopharma, Inc.	(401,338)
(72,800)	Tivity Health, Inc.	(2,118,480)
(3,630)	TreeHouse Foods, Inc.	(307,316)
(7,801)	USANA Health Sciences, Inc.	(449,338)
		(21,503,496)
Energy - (1.0)%
(9,324)	Antero Midstream Partners LP	(309,184)
(18,113)	Enbridge Energy Partners LP	(344,147)
(7,769)	Enbridge, Inc.	(325,055)
(87,500)	Ensco PLC, Class A	(783,125)
(71,600)	Newpark Resources, Inc.	(579,960)
(224,600)	Renewable Energy Group, Inc.	(2,347,070)
(7,484)	Spectra Energy Partners LP	(326,751)
		(5,015,292)
Financial - (7.3)%
(2,925,000)	Agricultural Bank of China, Ltd., Class H	(1,347,423)
(31,500)	Air Lease Corp.	(1,220,625)
(13,500)	Ameriprise Financial, Inc.	(1,750,680)
(309,942)	Banco Santander SA, ADR	(1,881,348)
(97,550)	Bank of America Corp.	(2,301,204)
(2,648,000)	Bank of China, Ltd., Class H	(1,315,226)
(1,282,000)	Bank of Communications Co., Ltd., Class H	(996,369)
(2,005,000)	China CITIC Bank Corp., Ltd., Class H	(1,328,669)
(1,531,000)	China Construction Bank Corp., Class H	(1,231,262)
(1,020,000)	China Galaxy Securities Co., Ltd., Class H	(941,054)
(439,000)	China Merchants Bank Co., Ltd., Class H	(1,160,838)
(469,000)	CITIC Securities Co., Ltd., Class H	(965,579)
(34,500)	Citigroup, Inc.	(2,063,790)
(2,850)	Credit Acceptance Corp.	(568,319)
(71,600)	Deutsche Bank AG	(1,228,656)
(37,000)	Encore Capital Group, Inc.	(1,139,600)
(47,200)	Erste Group Bank AG	(1,537,024)
(9,700)	Home Capital Group, Inc.	(189,864)
(1,988,000)	Industrial & Commercial Bank of China, Ltd., Class H	(1,299,497)
(336,500)	Intesa Sanpaolo SpA	(913,958)
(51,750)	Morgan Stanley	(2,216,970)
(120,800)	Nordea Bank AB	(1,379,123)
(89,975)	OTP Bank PLC	(2,517,082)
(90,400)	Swedbank AB, Class A	(2,094,384)
(84,400)	The Blackstone Group LP	(2,506,680)
(39,000)	The Charles Schwab Corp.	(1,591,590)
(14,900)	UniCredit SpA	(229,687)
		(37,916,501)
Healthcare - (0.4)%
(27,900)	Quidel Corp.	(631,656)

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2017

Shares	Security Description	Value

(45,500)	Repligen Corp.	$(1,601,600)
(2,233,256)

Industrial - (7.1)%
(8,400)	Acuity Brands, Inc.	(1,713,600)
(12,751)	American Outdoor Brands Corp.	(252,597)
(27,100)	Atlas Copco AB, Class A	(956,597)
(3,037)	Caterpillar, Inc.	(281,712)
(26,200)	Eaton Corp. PLC	(1,942,730)
(14,000)	Echo Global Logistics, Inc.	(298,900)
(42,000)	Emerson Electric Co.	(2,514,120)
(18,200)	Fluidigm Corp.	(103,558)
(46,500)	Fluor Corp.	(2,446,830)
(90,600)	General Electric Co.	(2,699,880)
(8,450)	Golar LNG, Ltd.	(236,009)
(18,900)	IDEX Corp.	(1,767,339)
(12,050)	Illinois Tool Works, Inc.	(1,596,264)
(43,500)	Kaman Corp.	(2,093,655)
(4,600)	Martin Marietta Materials, Inc.	(1,003,950)
(2,064)	OSI Systems, Inc.	(150,651)
(8,377)	Raven Industries, Inc.	(243,352)
(27,500)	Sensata Technologies Holding NV	(1,200,925)
(40,000)	SKF AB, Class B	(791,460)
(33,075)	Spirit AeroSystems Holdings, Inc., Class A	(1,915,704)
(4,452)	Sturm Ruger & Co., Inc.	(238,405)
(54,100)	Textron, Inc.	(2,574,619)
(14,650)	The Boeing Co.	(2,590,999)
(13,900)	The Middleby Corp.	(1,896,655)
(1,607)	TransDigm Group, Inc.	(353,797)
(92,500)	TTM Technologies, Inc.	(1,492,025)
(11,900)	Vulcan Materials Co.	(1,433,712)
(33,700)	Wartsila OYJ Abp	(1,802,950)
(30,717)	Welbilt, Inc.	(602,975)
		(37,195,970)
Information Technology - (3.3)%
(158,800)	Advanced Micro Devices, Inc.	(2,310,540)
(10,600)	Akamai Technologies, Inc.	(632,820)
(7,175)	Alliance Data Systems Corp.	(1,786,575)
(12,050)	Autodesk, Inc.	(1,041,963)
(40,100)	Avid Technology, Inc.	(186,866)
(68,400)	CA, Inc.	(2,169,648)
(8,234)	Envestnet, Inc.	(265,958)
(78,600)	Intel Corp.	(2,835,102)
(12,300)	International Business Machines Corp.	(2,141,922)
(2,674)	Medidata Solutions, Inc.	(154,263)
(36,100)	ON Semiconductor Corp.	(559,189)
(24,600)	Oracle Corp.	(1,097,406)
(94,900)	Quantum Corp.	(82,563)
(20,400)	salesforce.com, Inc.	(1,682,796)
(6,630)	Sigma Designs, Inc.	(41,438)
(4,600)	Veeco Instruments, Inc.	(137,310)
		(17,126,359)
Materials - (0.7)%
(13,700)	Aceto Corp.	(216,597)
(90,755)	AgroFresh Solutions, Inc.	(396,599)
(27,925)	American Vanguard Corp.	(463,555)
(15,359)	CF Industries Holdings, Inc.	(450,787)
(5,585)	Compass Minerals International, Inc.	(378,942)
(4,189)	FMC Corp.	(291,512)
(29,321)	Potash Corp. of Saskatchewan, Inc.	(500,803)
Shares	Security Description	Value
(6,100)	Pretium Resources, Inc.	$(65,331)
(56,396)	Silver Standard Resources, Inc.	(598,362)
		(3,362,488)
Telecommunication Services - (0.5)%
(37,500)	Global Eagle Entertainment, Inc.	(119,625)
(285,400)	Harmonic, Inc.	(1,698,130)
(59,300)	Pandora Media, Inc.	(700,333)
(2,606)	WebMD Health Corp.	(137,284)
		(2,655,372)
Utilities - (0.0)%
(31,400)	EnerNOC, Inc.	(188,400)
Total Common Stock (Proceeds $(158,075,222))		(153,231,029)
Investment Companies - (9.5)%
(16,148)	iShares Russell 2000 ETF	(2,220,027)
(199,890)	SPDR S&P 500 ETF Trust	(47,122,069)
Total Investment Companies (Proceeds $(49,546,036))		(49,342,096)
Total Short Positions - (38.9)% (Proceeds $(207,621,258))		$(202,573,125)

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2017

Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - (0.2)%
Call Options Written - (0.1)%
(121)	American Express Co.	$80.00	01/18	$(63,525)
(205)	Halliburton Co.	55.00	01/18	(49,713)
(88)	Harley-Davidson, Inc.	50.00	01/18	(111,100)
(382)	Quanta Services, Inc.	39.00	08/17	(71,625)
(57)	The Boeing Co.	185.00	01/18	(46,170)
Total Call Options Written (Premiums Received $(320,175))				(342,133)
Put Options Written - (0.1)%
(114)	American Airlines Group, Inc.	42.00	01/18	(55,290)
(53)	Apple, Inc.	75.00	01/18	(795)
(62)	AutoNation, Inc.	40.00	10/17	(15,190)
(106)	Delta Air Lines, Inc.	45.00	01/18	(45,580)
(88)	Harley-Davidson, Inc.	40.00	01/18	(8,624)
(10)	iShares Russell 2000 ETF	120.00	05/17	(260)
(42)	Johnson & Johnson	105.00	01/18	(7,014)
(126)	Patterson Cos., Inc. (h)	35.00	07/17	(126)
(18)	SPDR S&P 500 ETF Trust	215.00	04/17	(216)
(33)	SPDR S&P 500 ETF Trust	210.00	04/17	(330)
(65)	SPDR S&P 500 ETF Trust	205.00	04/17	(455)
(15)	SPDR S&P 500 ETF Trust	212.00	06/17	(1,215)
(15)	SPDR S&P 500 ETF Trust	205.00	06/17	(780)
(859)	SPDR S&P 500 ETF Trust	215.00	01/18	(477,174)
(61)	The Boeing Co.	100.00	01/18	(4,057)
(128)	The Hain Celestial Group, Inc.	35.00	08/17	(22,400)
(42)	Time Warner, Inc.	90.00	01/19	(24,570)
(5,000)	VanEck Vectors Semiconductor ETF	55.00	05/17	(5,000)
Total Put Options Written (Premiums Received $(1,399,940))				(669,076)
Total Written Options - (0.2)% (Premiums Received $(1,720,115))				$(1,011,209)

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2017

ADR American Depositary Receipt
ETF   Exchange Traded Fund
ETN Exchange Traded Note
LLC Limited Liability Company
LP  Limited Partnership
PLC Public Limited Company
REIT Real Estate Investment Trust
(a) All or a portion of this security is held as collateral for securities sold short.
(b) Subject to put option written by the Fund.
(c) Non-income producing security.
(d) Subject to call option written by the Fund.
(e) Variable rate security. Rate presented is as of March 31, 2017.
(f) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $26,225,063 or 5.0% of net assets.
(g) Affiliated Company.
(h) Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $(126) or (0.0)% of net assets.

At March 31, 2017, The Fund held the following credit default swap agreements:

Credit Default Swaps – Buy Protection

Counterparty	Reference Entity / Obligation	Pays Rate	Termination Date	Credit Spread as of 03/31/17[1]	Premiums Paid/Received	Notional Amount	Net Unrealized Depreciation
Barclays	Eastman Chemical Co, 7.60%, 02/01/27	1.00%	12/20/21	0.58%	$35,394	$10,000,000	$(227,426)
	Host Hotels & Resorts, 4.75%, 03/01/23	1.00	12/20/21	0.79	50,649	5,000,000	(99,699)
	Macy's Retail Holdings, 7.45%, 07/15/17	1.00	12/20/21	2.10	507,117	10,000,000	(25,659)
BNP Paribas	Host Hotels & Resorts, 4.75%, 03/01/23	1.00	06/20/22	0.90	(24,159)	10,000,000	(27,697)
	International Paper Co, 7.50%, 08/15/21	1.00	12/20/21	0.51	(49,431)	5,000,000	(62,987)
	Marriott International, Inc., 3.00%, 03/01/19	1.00	12/20/21	0.41	(88,168)	5,000,000	(46,981)
	Ryder Systems Inc, 2.55%, 06/01/19	1.00	12/20/21	0.67	(22,277)	10,000,000	(130,147)
Goldman Sachs	Host Hotels & Resorts, 4.75%, 03/01/23	1.00	12/20/21	0.79	28,750	5,000,000	(77,801)
	Nordstrom Inc, 6.95%, 03/15/28	1.00	06/20/22	1.56	156,817	5,000,000	(21,676)
	Ryder Systems Inc, 2.55%, 06/01/19	1.00	06/20/22	0.77	(92,399)	10,000,000	(26,467)
Morgan Stanley	Gatx Corp., 6.00%, 02/15/18	1.00	12/20/21	0.98	161,498	5,000,000	(167,077)
	International Paper Co, 7.50%, 08/15/21	1.00	12/20/21	0.51	(44,764)	5,000,000	(67,654)
							$(981,271)

(1) Credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2017

At March 31, 2017, the Fund held the following exchange traded futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
200	Gold 100 oz. Future	07/04/17	$24,767,990	$256,010
400	U.S. 10-year Note Future	07/05/17	49,620,350	204,650
(1,100)	NASDAQ 100 E-mini Future	06/20/17	(118,366,803)	(1,280,197)
(2,200)	RUSSELL 2000 Mini Future	06/20/17	(150,691,630)	(1,592,370)
(20)	U.S. 10-year Note Future	07/05/17	(2,473,906)	(17,344)
(40)	U.S. 5-year Note Future	07/11/17	(4,685,000)	(24,063)
			$(201,828,999)	$(2,453,314)

Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:
Investment Company
Absolute Capital Opportunities Fund	Balance 03/31/16	Gross Additions	Gross Reductions	Change in Unrealized Appreciation	Balance 03/31/17	Realized Gain (Loss)	Investment Income
Shares/ Principal	1,196,695	92,850	-	-	1,289,545
Cost	$12,010,000	$1,000,000	$-	$-	$13,010,000	$-	$-
Proceeds	-	-	-	-	-
Value	12,218,253	-	-	928,058	14,146,311

*  Cost for federal income tax purposes is $250,727,286 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,290,567
Gross Unrealized Depreciation	(21,699,748)
Net Unrealized Appreciation	$33,590,819

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$23,332,044	$-	$-	$23,332,044
Consumer Staples	33,461,654	-	-	33,461,654
Energy	39,000,832	-	-	39,000,832
Financial	31,137,440	-	-	31,137,440
Healthcare	2,899,383	-	-	2,899,383
Industrial	18,782,744	-	-	18,782,744
Information Technology	6,364,102	-	-	6,364,102
Materials	17,190,615	-	-	17,190,615
Telecommunication Services	5,092,086	-	-	5,092,086
Utilities	2,449,266	-	-	2,449,266
Asset Backed Obligations	-	1,062,023	-	1,062,023
Corporate Convertible Bonds	-	71,345,376	-	71,345,376
Corporate Non-Convertible Bonds	-	27,242,223	-	27,242,223
Exchange Traded Notes	6,575	-	-	6,575
Syndicated Loans	-	2,452,001	-	2,452,001
Investment Companies	92,293,852	-	-	92,293,852
Money Market Fund	-	106,669,534	-	106,669,534
Purchased Options	3,202,241	3,918,448	-	7,120,689
Total Investments At Value	$275,212,834	$212,689,605	$-	$487,902,439
Other Financial Instruments**
Futures	460,660	-	-	460,660
Total Assets	$275,673,494	$212,689,605	$-	$488,363,099

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2017

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock	$(153,231,029)	$-	$-	$(153,231,029)
Investment Companies	(49,342,096)	-	-	(49,342,096)
Total Securities Sold Short	$(202,573,125)	$-	$-	$(202,573,125)
Other Financial Instruments**
Written Options	(158,111)	(852,972)	(126)	(1,011,209)
Credit Default Swaps	-	(981,271)	-	(981,271)
Futures	(2,913,974)	-	-	(2,913,974)
Total Other Financial Instruments**	$(3,072,085)	$(1,834,243)	$(126)	$(4,906,454)
Total Liabilities	$(205,645,210)	$(1,834,243)	$(126)	$(207,479,579)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps and futures, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at year end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
Corporate Convertible Bonds	Written Options
Balance as of 03/31/16	$59,500	$-
Accrued Accretion /(Amortization)	(74,093)	-
Purchases/Written	-	(43,575)
Change in Unrealized Appreciation /(Depreciation)	797,941	26,271
Realized Gain/(Loss)	(747,797)	7,335
Sales/Covers	(35,551)	9,843
Balance as of 03/31/17	$-	$(126)
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/17***	$-	$26,271

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers. As of March 31, 2017, there was $(123,781) transferred from Level 1 to Level 2 due to securities using a quoted price versus the mean between bid and ask quotations.
See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY (Unaudited) MARCH 31, 2017

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	54.3%
Money Market Fund	44.3%
Purchased Options	0.7%
Short Positions
Investment Companies	-35.5%
Written Options	-0.7%
Other Assets less Liabilities*	36.9%
100.0%
*  Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 37.1% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Long Positions - 99.3%
Common Stock - 54.3%
Consumer Discretionary - 6.7%
2,835	American Airlines Group, Inc. (a)(b)	$119,921
385	CarMax, Inc. (a)(c)	22,800
3,235	CVS Health Corp.	253,947
1,800	Delta Air Lines, Inc. (b)	82,728
4,305	General Motors Co. (a)	152,225
1,560	Harley-Davidson, Inc. (a)(b)(d)	94,380
2,315	Macy's, Inc. (a)	68,617
1,985	VF Corp.	109,115
565	Walgreens Boots Alliance, Inc.	46,923
		950,656
Consumer Staples - 12.5%
330	AMERCO	125,793
2,475	Diageo PLC, ADR	286,060
1,025	McKesson Corp.	151,966
4,500	Nestle SA, ADR	346,050
1,460	Philip Morris International, Inc.	164,834
8,360	Quanta Services, Inc. (a)(c)(d)	310,240
2,300	Robert Half International, Inc.	112,309
6,140	Sanofi, ADR	277,835
		1,775,087
Energy - 3.5%
4,792	Enbridge, Inc.	200,497
3,480	Halliburton Co. (a)(d)	171,251
700	National Oilwell Varco, Inc. (a)	28,063
1,255	Schlumberger, Ltd. (a)	98,015
		497,826
Financial - 14.4%
2,030	American Express Co. (a)(d)	160,593
1,275	Aon PLC (a)	151,330
9,460	Bank of America Corp. (a)	223,162
2,500	Berkshire Hathaway, Inc., Class B (a)(c)	416,700
6,055	Brookfield Asset Management, Inc., Class A	220,765
3,875	CBRE Group, Inc., Class A (a)(c)	134,811
2,010	Citigroup, Inc. (a)	120,238
2,590	JPMorgan Chase & Co. (a)	227,506
4,800	The Bank of New York Mellon Corp.	226,704
2,200	WR Berkley Corp.	155,386
		2,037,195
Healthcare - 0.5%
410	Becton Dickinson and Co.	75,210
Industrial - 6.3%
3,000	Expeditors International of Washington, Inc.	169,470
2,935	Jacobs Engineering Group, Inc. (a)	162,247
5,765	Leucadia National Corp. (a)	149,890
1,200	The Boeing Co. (a)(b)(d)	212,232
500	United Parcel Service, Inc., Class B (a)	53,650
930	Valmont Industries, Inc. (a)	144,615
		892,104
Information Technology - 2.1%
2,095	Apple, Inc. (a)(b)	300,968
Materials - 5.6%
4,830	Cameco Corp.	53,468
2,390	Monsanto Co.	270,548
1,595	Praxair, Inc.	189,167
Shares	Security Description			Value
4,000	Royal Gold, Inc.			$280,200
				793,383
Telecommunication Services - 2.7%
104	Alphabet, Inc., Class A (a)(c)			88,171
62	Alphabet, Inc., Class C (a)(c)			51,433
2,365	CBS Corp., Class B (a)			164,037
5,575	Spark Networks, Inc. (a)(c)			5,742
670	The Walt Disney Co. (a)			75,971
				385,354
Total Common Stock (Cost $5,932,934)				7,707,783
Money Market Fund - 44.3%
6,280,787	State Street Institutional Treasury Money Market Fund, Premier Share Class, 0.55% (e) (Cost $6,280,787)			6,280,787
Contracts	Security Description	Strike Price	Exp. Date	Value
Purchased Options - 0.7%
Call Options Purchased - 0.5%
175	SPDR S&P 500 ETF Trust	$265.00	01/18	13,913
243	SPDR S&P 500 ETF Trust	255.00	01/18	58,563
Total Call Options Purchased (Premiums Paid $114,605)				72,476
Put Options Purchased - 0.2%
92	SPDR S&P 500 ETF Trust	200.00	01/18	30,268
13	The Hain Celestial Group, Inc.	25.00	08/17	13
Total Put Options Purchased (Premiums Paid $33,859)				30,281
Total Purchased Options (Premiums Paid $148,464)				102,757
Total Long Positions - 99.3% (Cost $12,362,185)*				14,091,327
Total Short Positions - (35.5)% (Proceeds $(5,056,911))*				(5,036,114)
Total Written Options - (0.7)% (Premiums Received $(132,021))*				(104,247)
Other Assets & Liabilities, Net – 36.9%				5,236,738
Net Assets – 100.0%				$14,187,704

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2017

Shares	Security Description	Value
Short Positions - (35.5)%
Investment Companies - (35.5)%
(21,363)	SPDR S&P 500 ETF Trust (Proceeds $(5,056,911))	$(5,036,114)
Total Short Positions - (35.5)% (Proceeds $(5,056,911))		$(5,036,114)

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN MARCH 31, 2017

Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - (0.7)%
Call Options Written - (0.2)%
(13)	American Express Co.	$80.00	01/18	$(6,825)
(21)	Halliburton Co.	55.00	01/18	(5,093)
(7)	Harley-Davidson, Inc.	50.00	01/18	(8,837)
(41)	Quanta Services, Inc.	39.00	08/17	(7,688)
(6)	The Boeing Co.	185.00	01/18	(4,860)
Total Call Options Written (Premiums Received $(32,419))				(33,303)
Put Options Written - (0.5)%
(12)	American Airlines Group, Inc.	42.00	01/18	(5,820)
(5)	Apple, Inc.	75.00	01/18	(75)
(7)	AutoNation, Inc.	40.00	10/17	(1,715)
(12)	Delta Air Lines, Inc.	45.00	01/18	(5,160)
(7)	Harley-Davidson, Inc.	40.00	01/18	(686)
(5)	Johnson & Johnson	105.00	01/18	(835)
(14)	Patterson Cos., Inc. (f)	35.00	07/17	(14)
(92)	SPDR S&P 500 ETF Trust	215.00	01/18	(51,106)
(5)	The Boeing Co.	100.00	01/18	(333)
(13)	The Hain Celestial Group, Inc.	35.00	08/17	(2,275)
(5)	Time Warner, Inc.	90.00	01/19	(2,925)
Total Put Options Written (Premiums Received $(99,602))				(70,944)
Total Written Options - (0.7)% (Premiums Received $(132,021))				$(104,247)

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2017

ADR American Depositary Receipt
ETF Exchange Traded Fund
PLC Public Limited Company
(a) All or a portion of this security is held as collateral for securities sold short.
(b) Subject to put option written by the Fund.
(c) Non-income producing security.
(d) Subject to call option written by the Fund.
(e) Variable rate security. Rate presented is as of March 31, 2017.
(f) Security fair valued in accordance with procedures adopted by the Board of Trustees. At year end, the value of these securities amounted to $(14) or (0.0%) of net assets.

*  Cost for federal income tax purposes is $7,177,867 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,872,886
Gross Unrealized Depreciation	(99,787)
Net Unrealized Appreciation	$1,773,099

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$950,656	$-	$-	$950,656
Consumer Staples	1,775,087	-	-	1,775,087
Energy	497,826	-	-	497,826
Financial	2,037,195	-	-	2,037,195
Healthcare	75,210	-	-	75,210
Industrial	892,104	-	-	892,104
Information Technology	300,968	-	-	300,968
Materials	793,383	-	-	793,383
Telecommunication Services	385,354	-	-	385,354
Money Market Fund	-	6,280,787	-	6,280,787
Purchased Options	-	102,757	-	102,757
Total Investments At Value	$7,707,783	$6,383,544	$-	$14,091,327
Total Assets	$7,707,783	$6,383,544	$-	$14,091,327
Liabilities
Securities Sold Short
Investment Companies	$(5,036,114)	$-	$-	$(5,036,114)
Total Securities Sold Short	$(5,036,114)	$-	$-	$(5,036,114)
Other Financial Instruments**
Written Options	(16,920)	(87,313)	(14)	(104,247)
Total Liabilities	$(5,053,034)	$(87,313)	$(14)	$(5,140,361)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at year end.

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN MARCH 31, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
Written Options

Balance as of 03/31/16	$-
Written	(2,933)
Change in Unrealized Appreciation/(Depreciation)	2,919
Balance as of 03/31/17	$(14)
Net change in unrealized appreciation/(depreciation) from investments held as of 03/31/17***	$2,919

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Fund utilizes the end of period methodology when determining transfers. As of March 31, 2017, there was $(9,856) transferred from Level 1 to Level 2 due to securities using a quoted price versus the mean between bid and ask quotations.
See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2017

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND
ASSETS
. Total investments, at value (Cost $395,841,508 and $12,362,185, respectively)	$473,756,128	$14,091,327
Total investment in affiliates, at value (Cost $13,010,000 and $0, respectively)	14,146,311	-
Total investments	487,902,439	14,091,327
Deposits with brokers	215,327,547	5,257,004
Cash	22,339,250	-
Foreign currency (Cost $4,819,830 and $0, respectively)	4,897,718	-
Receivables:
Fund shares sold	1,455,552	-
Investment securities sold	7,018,985	-
Dividends and interest	1,660,933	11,890
Swap premiums paid	940,225	-
Prepaid expenses	10,748	10,870
Total Assets	741,553,397	19,371,091

LIABILITIES
Swap premiums received	321,198	-
Unrealized loss on swap agreements	981,271	-
Securities sold short, at value (Proceeds $207,621,258 and $5,056,911, respectively)	202,573,125	5,036,114
Call options written, at value (Premiums received $320,175 and $32,419, respectively)	342,133	33,303
Put options written, at value (Premiums received $1,399,940 and $99,602, respectively)	669,076	70,944
Payables:
Investment securities purchased	10,932,366	-
Fund shares redeemed	3,268,848	-
Dividends on securities sold short	244,869	-
Other	10,064	454
Accrued Liabilities:
Investment adviser fees	715,786	10,387
Trustees' fees and expenses	1,935	50
Fund services fees	61,273	3,582
Other expenses	241,773	28,553
Total Liabilities	220,363,717	5,183,387

NET ASSETS	$521,189,680	$14,187,704

COMPONENTS OF NET ASSETS
Paid-in capital	$527,202,008	$12,865,861
Accumulated net investment loss	(2,836,297)	(40,691)
Accumulated net realized loss	(84,627,315)	(415,179)
Net unrealized appreciation	81,451,284	1,777,713
NET ASSETS	$521,189,680	$14,187,704

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	57,273,110	1,293,233
R Shares	2,276,358	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $501,865,916 and $14,187,704, respectively)	$8.76	$10.97
R Shares (Based on net assets of $19,323,764 and $0, respectively)	$8.49	$-

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 2017

ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $224,439 and $3,420, respectively)	.	$8,339,796	$140,739
Interest income	6,657,721	-
Total Investment Income	14,997,517	140,739
Adviser
EXPENSES
Investment adviser fees	12,694,831	207,310
Fund services fees	654,129	40,110
Transfer agent fees:
Institutional Shares	112,145	-
R Shares	59,200	-
Distribution fees:
R Shares	58,864	-
Custodian fees	745,892	15,326
Registration fees:
Institutional Shares	33,924	10,025
R Shares	15,235	-
Professional fees	193,065	29,530
Trustees' fees and expenses	48,064	6,397
Offering costs	-	59,679
Dividend expense on securities sold short	5,647,161	#	49,827	#
Interest expense on securities sold short	1,950,603	0	40,751	0
Miscellaneous expenses	881,441	21,729
Total Expenses	23,094,554	480,684
Fees waived	(206,518)	(140,851)
Net Expenses	22,888,036	339,833

NET INVESTMENT LOSS	(7,890,519)	(199,094)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	60,399,563	423,470
Foreign currency transactions	268,593	-
Futures	(30,425,853)	-
Securities sold short	(28,628,264)	(658,513)
Written options	4,118,973	165,441
Swaps	(2,135,277)	-
Net realized gain (loss)	3,597,735	(69,602)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,935,577	1,140,476
Investments in affiliated issuers	928,058	-
Foreign currency translations	(745,384)	-
Futures	5,211,320	-
Securities sold short	(31,556,366)	55,068
Written options	80,289	(1,899)
Swaps	(1,282,681)	-
Net change in unrealized appreciation (depreciation)	(16,429,187)	1,193,645
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,831,452)	1,124,043
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,721,971)	$924,949

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND
For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	December 30, 2015* Through March 31, 2016
OPERATIONS
Net investment loss	$(7,890,519)	$(12,395,892)	$(199,094)	$(27,991)
Net realized gain (loss)	3,597,735	163,750,355	(69,602)	(345,570)
Net change in unrealized appreciation (depreciation)	(16,429,187)	(135,984,502)	1,193,645	584,068
Increase (Decrease) in Net Assets Resulting from Operations	(20,721,971)	15,369,961	924,949	210,507

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	(85,840,670)	(80,762,590)	-	-
R Shares	(3,055,044)	(2,260,518)	-	-
Total Distributions to Shareholders	(88,895,714)	(83,023,108)	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	245,205,577	215,827,423	1,042,238	12,010,010
R Shares	12,641,234	15,701,944	-	-
Reinvestment of distributions:
Institutional Shares	78,733,255	72,366,513	-	-
R Shares	2,739,828	2,150,061	-	-
Redemption of shares:
1	Institutional Shares	(633,166,321)	(898,554,282)	-	-
2	R Shares	(18,077,731)	(38,555,236)	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(311,924,158)	(631,063,577)	1,042,238	12,010,010
Increase (Decrease) in Net Assets	(421,541,843)	(698,716,724)	1,967,187	12,220,517

NET ASSETS
Beginning of Year	942,731,523	1,641,448,247	12,220,517	-
End of Year (Including line (a))	$521,189,680	$942,731,523	$14,187,704	$12,220,517

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	24,990,146	20,104,305	96,537	1,196,696
R Shares	1,377,012	1,473,324	-	-
Reinvestment of distributions:
Institutional Shares	8,846,433	7,150,841	-	-
R Shares	317,110	216,740	-	-
Redemption of shares:
Institutional Shares	(64,717,097)	(83,374,581)	-	-
R Shares	(1,972,440)	(3,601,304)	-	-
Increase (Decrease) in Shares	(31,158,836)	(58,030,675)	96,537	1,196,696

(a)	Accumulated net investment loss	$(2,836,297)	$(291,374)	$(40,691)	$(11,075)
*	Commencement of operations.

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

		Investment Operations			Distributions to Shareholders from:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Realized Gains	Total Distribution to Shareholders	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000's)
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
03/31/17	$10.40	$(0.10)	$(0.23)	$(0.33)	$(1.31)	$(1.31)	$8.76	(3.40)%	$501,866
03/31/16	11.04	(0.11)	0.31	0.20	(0.84)	(0.84)	10.40	2.05	916,747
03/31/15	11.01	(0.08)	0.11	0.03	—	—	11.04	0.27	1,592,872
03/31/14	11.24	(0.10)	(0.13)	(0.23)	—	—	11.01	(2.05)	2,697,675
03/31/13	11.09	(0.10)	0.25	0.15	—	—	11.24	1.35	3,799,857
R SHARES
03/31/17	10.17	(0.11)	(0.26)	(0.37)	(1.31)	(1.31)	8.49	(3.89)	19,324
03/31/16	10.88	(0.17)	0.30	0.13	(0.84)	(0.84)	10.17	1.41	25,985
03/31/15	10.90	(0.13)	0.11	(0.02)	—	—	10.88	(0.18)	48,577
03/31/14	11.18	(0.14)	(0.14)	(0.28)	—	—	10.90	(2.50)	66,589
03/31/13	11.08	(0.15)	0.25	0.10	—	—	11.18	0.90	88,390

ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
03/31/17	$10.21	$(0.16)	$0.92	$0.76	$—	$—	$10.97	7.44%	$14,188
03/31/16(c)	10.00	(0.03)	0.24	0.21	—	—	10.21	2.10 (d)	12,221

(a)		Calculated based on average shares outstanding during each period.
(b)		Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)		Commencement of operations was December 30, 2015.
(d)		Not annualized.
(e)		Annualized.

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)
Net Investment Loss	Net Expenses	Dividend and Interest Expenses	Net Expenses without Dividend and Interest Expenses		Gross Expenses		Portfolio Turnover Rate

(0.99)%		2.86%	0.95%	1.91%	2.89	%(b)	72%
(1.02)		2.65	0.81	1.84	2.66	(b)	70
(0.70)		2.58	0.79	1.79	2.58		78
(0.85)		2.45	0.72	1.73	2.47	(b)	75
(0.87)		2.57	0.84	1.73	2.57		68

(1.14)		3.50	1.01	2.49	3.52	(b)	72
(1.59)		3.23	0.83	2.40	3.24	(b)	70
(1.17)		3.09	0.79	2.30	3.09		78
(1.23)		2.92	0.73	2.19	2.93	(b)	75
(1.34)		2.98	0.84	2.14	2.98		68

(1.53)%		2.62%	0.70%	1.92%	3.70	%(b)	29%
(1.13	)(e)	2.20 (e)	0.25 (e)	1.95 (e)	4.37	(b)(e)	6 (d)

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 1. Organization
Absolute Strategies Fund and Absolute Capital Opportunities Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust").
The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Futures contracts are valued at the day's settlement price on the exchange where the contract is traded. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

29	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2017, for each Fund's investments is included in each Fund's Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between

30	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Notional amounts of each individual futures contract outstanding as of March 31, 2017, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund's Statement of Operations.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
The values of each individual purchased option outstanding as of March 31, 2017, are disclosed in each Fund's Schedule of Investments.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

31	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

The values of each individual written option outstanding as of March 31, 2017, are disclosed in each Fund's Schedule of Call and Put Options Written. Transactions in written options during the year ended March 31, 2017, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2016	(7,438)	$(1,733,180)	(7,234)	$(3,705,331)
Options written	(1,103)	(415,429)	(34,631)	(3,608,648)
Options terminated in closing transactions	7,426	1,723,446	34,059	5,635,957
Options exercised	36	2,583	268	78,955
Options expired	226	102,405	701	199,127
Options Outstanding, March 31, 2017	(853)	$(320,175)	(6,837)	$(1,399,940)

Absolute Capital Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2016	(338)	$(75,625)	(322)	$(170,087)
Options written	(96)	(36,295)	(259)	(139,015)
Options terminated in closing transactions	312	66,383	359	194,948
Options exercised	16	1,720	23	5,645
Options expired	18	11,398	22	8,907
Options Outstanding, March 31, 2017	(88)	$(32,419)	(177)	$(99,602)

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default

32	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.
Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2017, for each Fund, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.
Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.
The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.
Notional amounts of each individual interest rate swap agreement outstanding as of March 31, 2017, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.  The Funds did not enter into any interest rate swaps during the year ended March 31, 2017.
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.
When-Issued Transactions – Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each

33	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Absolute Strategies Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Offering Costs – Offering costs for the Absolute Capital Opportunities Fund of $79,572 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Capital Opportunities Fund.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of March 31, 2017, the Absolute Strategies Fund Fund had $22,089,250 at State Street Bank and Trust Company that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Absolute Investment Advisers LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.60% of each Fund's average daily net assets.
Each sub-advisory fee, calculated as a percentage of each Fund's average daily net assets managed by each sub-adviser, is paid by the Adviser.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the "Plan") for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, R Shares are subject to a Rule 12b-1 fee of up to 0.35% of the R Shares average daily net assets; however, currently the Board limits 12b-1 fees on R Shares to 0.25% of average daily net assets.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees

34	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Capital Opportunities to 1.85% on net assets up to $100 million, 1.75% on net assets between $100 million and $200 million, and 1.65% on net assets over $200 million through August 1, 2019. Prior to January 3, 2017, the Adviser contractually agreed to waive its fee and/or reimbursed expenses to 1.95%. The Adviser waived fees of $140,851 for Absolute Capital Opportunities Fund, for the year ended March 31, 2017.

During the year, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund. As of March 31, 2017, Absolute Strategies Fund owned approximately 99.7% of Absolute Capital Opportunities Fund. The Adviser has agreed to waive fees in an amount equal to the fee it receives from Absolute Capital Opportunities Fund based on Absolute Strategies Fund's investment in Absolute Capital Opportunities Fund. For the year ended March 31, 2017, the Adviser waived fees of $206,518 for Absolute Strategies Fund.

The Absolute Capital Opportunities Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed the lesser of (i) the then current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2017, $194,449 is subject to recapture by the Adviser.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2017, were as follows:
Absolute Strategies Fund

Non-U.S. Government Obligations
Purchases	Sales
$377,667,385	$690,769,298
Absolute Capital Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$2,002,522	$1,993,849
Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2017, for any derivative type during the year is as follows:
	Absolute Strategies Fund	Absolute Capital Opportunities Fund
Forward Currency Contracts	$49,288,972	$-
Futures Contracts	3,323,502,916	-
Purchased Options	34,620,422	414,664
Written Options	(4,024,077)	(175,310)
Credit Default Swaps	225,000,000	-

Each Fund's use of derivatives for the year ended March 31, 2017, was limited to credit default swaps, options,

35	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

forward currency contracts and futures contracts.
Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31, 2017:
Absolute Strategies Fund
Location:	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$940,225	$-
Total investments, at value	-	7,120,689
Total asset derivatives	$940,225	$7,120,689

Liability derivatives:
Swap premiums received	$(321,198)	$-
Unrealized loss on swap agreements	(981,271)	-
Call options written, at value	-	(342,133)
Put options written, at value	-	(669,076)
Total liability derivatives	$(1,302,469)	$(1,011,209)

Absolute Capital Opportunities Fund
Location:	Equity Contracts
Asset derivatives:
Total investments, at value	$102,757
Total asset derivatives	$102,757

Liability derivatives:
Call options written, at value	$(33,303)
Put options written, at value	(70,944)
Total liability derivatives	$(104,247)

Realized and unrealized gains and losses on derivatives contracts for the year ended March 31, 2017, are recorded by each Fund in the following locations on the Statements of Operations:

Absolute Strategies Fund
Location:	Currency Contracts	Commodity Contracts	Credit Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$-	$-	$(2,135,277)	$-	$-	$-
Futures	692,587	11,145,006	-	(41,748,229)	-	(515,217)
Investments	-	-	-	(9,776,016)	-	-
Written options	-	-	-	4,118,973	-	-
Foreign currency transactions	-	-	-	-	80,567	-
Total net realized gain (loss)	$692,587	$11,145,006	$(2,135,277)	$(47,405,272)	$80,567	$(515,217)

Net change in unrealized appreciation (depreciation) on:
Swaps	$-	$-	$(1,282,681)	$-	$-	$-
Futures	-	(162,315)	-	5,051,958	-	321,677
Investments	-	-	-	(3,930,585)	-	-
Written options	-	-	-	80,289	-	-
Foreign currency translations	-	-	-	-	(4,999)	-
Total net change in unrealized appreciation (depreciation)	$-	$(162,315)	$(1,282,681)	$1,201,662	$(4,999)	$321,677

36	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Absolute Capital Opportunities Fund
Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$168,079
Written Options	165,441
Total net realized gain (loss)	$333,520

Net change in unrealized appreciation (depreciation) on:
Investments	$(45,419)
Written Options	(1,899)
Total net change in unrealized appreciation (depreciation)	$(47,318)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31, 2017. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received)Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund

Assets:
Over-the-counter derivatives*	$8,060,914	$-	$-	$8,060,914
Liabilities:
Over-the-counter derivatives*	(2,313,678)	1,007,953	1,305,725	-
Absolute Capital Opportunities Fund

Assets:
Over-the-counter derivatives*	$102,757	$-	$-	$102,757
Liabilities:
Over-the-counter derivatives*	(104,247)	104,247	-	-

*  Over-the-counter derivatives may consist of options contracts, futures contracts and swap agreements.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
** The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 8. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Absolute Strategies Fund
2017	$34,763,539	$54,132,175	$88,895,714
2016	16,332,639	77,930,215	94,262,854
Distributions above for Absolute Strategies Fund for 2016 are different from amounts reported in the 2016 annual report because of equalization adjustments.

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Capital and Other Losses	Unrealized Appreciation	Total
Absolute Strategies Fund	$(38,725,746)	$32,713,418	$(6,012,328)
Absolute Capital Opportunities Fund	(451,256)	1,773,099	1,321,843

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, constructive sales, straddles, cover loss deferrals, short dividends, equity return of capital, convertible bond deemed distributions, partnerships and credit default swaps.
37	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

As of March 31, 2017, the Absolute Strategies Fund and Absolute Capital Opportunities Fund had $36,981,646 and $331,575, respectively, of available short-term capital loss carryforwards that have no expiration date.
For tax purposes, the current year post-October loss was $78,990 for Absolute Capital Opportunities Fund (realized during the period November 1, 2016 through March 31, 2017), and the current deferred late year ordinary loss was $1,744,100 and $40,691 for Absolute Strategies Fund and Absolute Capital Opportunities Fund, respectively (realized during the period January 1, 2017 through March 31, 2017). These losses were recognized for tax purposes on the first business day of the Fund's current fiscal year, April 1, 2017.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2017. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, equity return of capital distributions, partnerships, passive foreign investment holdings, straddles, constructive sales, short dividend reclassifications, currency, paydowns, convertible bond deemed distributions, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, organization cost amortization and net operating losses and has no impact on the net assets of each Fund.
	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Absolute Strategies Fund	$5,345,596	$(1,371,449)	$(3,974,147)
Absolute Capital Opportunities Fund	169,478	(3)	(169,475)

Note 9. Underlying Investment in Other Investment Companies
The Absolute Capital Opportunities Fund currently seeks to achieve its investment objective by investing  a  portion  of  its  assets  in  State Street Institutional Treasury Money Market Fund, Premier Share Class (the "Premier"), a registered open-end management investment company organized as a Massachusetts business  trust.  The  Absolute Capital Opportunities Fund  may  redeem  its investments from the Premier at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders  to do so. The latest financial statements for the Premier can be found at www.sec.gov.

The  performance  of  the  Absolute Capital Opportunities Fund  may  be  directly  affected  by  the performance of Premier. As of March 31, 2017, the percentage of net  assets  invested  in  the  Premier was  44.3% for the Absolute Capital Opportunities Fund.

Note 10. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds' financial statements and related disclosures.
Note 11. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

38	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Absolute Strategies Fund
and Absolute Capital Opportunities Fund

We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund and Absolute Capital Opportunities Fund, each a series of shares of beneficial interest in the Forum Funds (the "Funds"), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian, agent banks, counterparties, and brokers, or by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Strategies Fund and Absolute Capital Opportunities Fund as of March 31, 2017, and the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 25, 2017

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ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Investment Advisory Agreement Approval
At the December 9, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreements between Absolute Investment Advisers LLC (the "Adviser") and the Trust pertaining to the Absolute Funds (the "Advisory Agreements") and the subadvisory agreements between the Adviser and the following subadvisers to the Absolute Funds: Harvest Capital Strategies LLC; Kovitz Investment Group Partners, LLC; LakeWater Capital LLC; Longhorn Capital Partners, LLC; Mohican Financial Management, LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC; The Boston Company Asset Management, LLC; and Yacktman Asset Management LP (the "Subadvisers") (the "Subadvisory Agreements"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser and Subadvisers to due diligence questionnaires circulated on the Board's behalf concerning the personnel, operations, financial condition, performance, and services provided by the Adviser and each Subadviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board also received an oral presentation from the Adviser and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to each of the Absolute Funds by the Adviser and Subadvisers, including information on the investment performance of each of the Absolute Funds and Subadvisers; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with each of the Absolute Funds; (3) the advisory fee and total expense ratio each of the Absolute Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as each of the Absolute Funds grows and whether the advisory fee enables each of the Absolute Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser and Subadvisers from their respective relationships with the Absolute Funds.

Nature, Extent and Quality of Services

Based on written materials received and a presentation from senior representatives of the Adviser, a discussion with the Adviser about the personnel, operations and financial condition of itself and each Subadviser, and discussions with the Trust's Chief Compliance Officer regarding the Adviser and the Subadvisers, the Board considered the quality of services provided by the Adviser under the Advisory Agreements and by each Subadviser under each Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Subadvisers with principal responsibility for the Absolute Funds' investments; the investment philosophy and decision-making processes of the Adviser's and Subadvisers' investment professionals; the capability and integrity of the Adviser's and each Subadviser's senior management and staff; the quality of the Adviser's and each Subadviser's services with respect to regulatory compliance; and the Adviser's and each Subadviser's representation regarding its financial condition and that each firm's financial condition would not impair its ability to provide high-quality advisory services to the applicable Fund. The Board also considered the Adviser's analysis of and recommendations regarding each Subadviser. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Absolute Funds by the Adviser under the Advisory Agreements and each Subadviser under its Subadvisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Absolute Funds, including the investment objective and strategy and the Adviser's discussion of the performance of each of the Subadvisers, the Board reviewed the performance of the Absolute Funds compared to their respective benchmark indices. The Board observed that the Absolute Strategies Fund ("Strategies Fund") underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five-, and 10-year periods ended September 30, 2016. The Board observed that the Absolute Capital Opportunities Fund ("Capital Opps Fund") outperformed its primary benchmark index, the HFRX Equity Hedge Index, for the since-inception period ended September 30, 2016, noting that the Capital Opps Fund commenced operations on December 30, 2015 and did not have a full year of performance available to report.

40	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

The Board noted the Adviser's representation that it was not the objective of the Absolute Funds to outperform specific market indices because the Absolute Funds employ unique investment strategies intended to seek absolute returns, irrespective of any benchmark or market performance. The Board also noted the Adviser's representation that the Absolute Funds tended to deviate from the performance of equity indices, in part, because the Absolute Funds' portfolios have comprised a balance of both long and short positions for the past several years, unlike the corresponding indices and, in part, because the Absolute Funds' investment strategies include a countercyclical component that is designed to enable the Absolute Funds to outperform the indices in declining markets and that causes the Absolute Funds to underperform their indices in rising markets. In recognition of the hedge fund-like strategies employed by the Strategies Fund, the Board also considered the performance of the Strategies Fund compared to the HFRX Global Hedge Fund Index, an index designed to be representative of the overall composition of the hedge fund universe. In that regard, the Board observed that the Strategies Fund underperformed the HFRX Global Hedge Fund Index for the one- and five-year periods ended September 30, 2016, and outperformed the HFRX Global Hedge Fund Index for the three- and 10-year periods ended September 30, 2016.

The Board also considered each Absolute Fund's performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to those of each Absolute Fund. The Board observed that the Strategies Fund underperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended September 30, 2016. The Board observed that, as of September 30, 2016, the Capital Opps Fund outperformed the median of its Broadridge peers for the period since the Capital Opps Fund's inception.

Addressing the Absolute Funds' apparent underperformance relative to their respective Broadridge peer groups, the Adviser represented that it does not view the peer funds identified by Broadridge to be the most suitable comparison to the Absolute Funds because of the Absolute Funds' hedge-fund-like strategies and because the funds identified by Broadridge were not necessarily multi-manager, multi-strategy funds, such as the Absolute Funds. At the Adviser's request, the Board reviewed each of the Absolute Fund's performance compared to additional groups of funds selected by the Adviser for each of the Absolute Funds and believed by the Adviser to provide a more meaningful comparison than the respective Broadridge peer group (each a "Comparable Fund Group"). The Board observed that the Strategies Fund outperformed the median of its Comparable Fund Group for the one-year period and performed at the median of its Comparable Fund Group for the three-year period, as of November 11, 2016, noting that a number of the funds comprising the Comparable Fund Group for the Strategies Fund were newer funds with performance records of less than three years. The Board observed that the Capital Opps Fund outperformed the median of its Comparable Fund Group for the year-to-date period, as of November 11, 2016, noting that the Capital Opps Fund had slightly less than one full year of performance information, having commenced operations at the end of December 2015.

The Board also evaluated the Adviser's assessment of each Subadviser's performance, noting that the Adviser had expressed satisfaction with the performance of each Subadviser and that the Adviser had recommended the continuance of each of the Subadvisory Agreements. The Board acknowledged the Adviser's representation that the different Subadvisers could be expected to achieve different performance results in light of the differences in their strategies, allocated assets, and market environment. The Board also considered the Adviser's explanation that, standing alone, no Subadviser should necessarily be expected to perform in line with the market or with the relevant Fund's benchmarks. In this regard, the Board noted that the Adviser emphasized its responsibility for allocating each Fund's assets among Subadvisers on an ongoing basis in order to achieve the applicable Fund's investment objective. In view of the respective roles of the Adviser and Subadvisers, the Board determined that it was appropriate to evaluate the contribution of each Subadviser to the performance of the Fund for which each subadviser managed assets as a whole. The Board concluded that the Absolute Funds and their shareholders could benefit from the renewal of the Advisory Agreements and of each of the Subadvisory Agreements.

41	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to each of the Absolute Funds and analyzed comparative information on the actual advisory fee rates and actual total expenses of the relevant Broadridge peer group for each of the Absolute Funds. The Board observed that the actual advisory fee rate and actual total expenses for the Strategies Fund was higher than the median of its Broadridge peers. The Board observed that the actual advisory fee rate for the Capital Opps Fund was lower than the median of its Broadridge peers, though the actual total expenses were higher than the median of its Broadridge peers. The Board considered the Adviser's representation that the advisory fee rates and actual total expense ratios of hedge funds provide more suitable points of comparison for the Absolute Funds than the fee rates and expense ratios of the funds in the Broadridge peer groups. In this regard, the Board considered the Adviser's explanation that the complex strategies of hedge funds are more similar to the strategies of each of the Absolute Funds than to those of the mutual funds in the Broadridge peer groups. In addition, with respect to advisory fee rates and total expenses, the Board noted the Adviser's representation that hedge funds' fees typically consist of a higher base advisory fee and an additional performance-based fee. The Board recognized that the Adviser's fees do not include performance fees and that the Adviser pays all of the Subadvisers out of its advisory fee. In this regard, the Board observed that the Absolute Funds do not directly pay any subadvisory fees.

The Board noted that, although the Adviser had implemented breakpoints that would reduce the advisory fee rate charged to the Strategies Fund, the Strategies Fund did not currently have assets under management that exceed the Strategies Fund's first fee schedule breakpoint.

Under these circumstances, the Board concluded that it was difficult to make meaningful comparisons between the Absolute Funds' actual advisory fee rates and total expense ratios and those of the Absolute Funds' respective Broadridge peers due to, among other things, variations between the services provided by the Adviser to the Absolute Funds and those provided to the Broadridge peer group of funds by their advisers. Further, the Board concluded that the complex investment strategies utilized by the Adviser for the Absolute Funds are comparable to the strategies provided to hedge funds by their advisers at much higher advisory fee rates than those charged by the Adviser. At the request of the Adviser, the Board also reviewed the advisory fee rate and total expenses of the Absolute Funds compared to each of the Absolute Fund's respective Comparable Fund Group, as provided by the Adviser. The Board observed that the advisory fee rate and total expenses of the Strategies Fund were each lower than the median of its Comparable Fund Group. The Board observed that the advisory fee rate for the Capital Opps Fund was higher than the median of its Comparable Fund Groups, and the total expenses of the Capital Opps Fund was lower than the median of its respective Comparable Fund Groups. . Based on the foregoing, and on all of the information presented, the Board concluded that the advisory fees paid to the Adviser by the Absolute Funds were reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each of the Absolute Funds. In this regard, the Board considered the Adviser's resources devoted to each of the Absolute Funds as well as the Adviser's discussion of the costs and profitability of its mutual fund activities, including the percentage and amount of the Adviser's fee that the Adviser retained and the percentage and amount of the Adviser's fee that was paid to the Subadvisers. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to the management of each of the Absolute Funds were reasonable.

The Board did not consider information regarding the costs of services provided or profits realized by each Subadviser from its relationship with the Absolute Funds, noting instead the arms-length nature of the relationship between the Adviser and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of each Absolute Fund and that the Adviser, and not the Fund, was responsible for paying the subadvisory fees due under each Subadvisory Agreement. Under these circumstances, the Board concluded that each Subadviser's profitability was not a material factor in determining whether to approve the Subadvisory Agreements.

42	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Economies of Scale

The Board considered whether any of the Absolute Funds could benefit from economies of scale. The Board noted that, with respect to the Strategies Fund, the Adviser had implemented fee schedule breakpoints by contractually waiving its advisory fee at certain asset levels, although the Strategies Fund was not currently operating at asset levels that would result in these lower fee rates being achieved. Based on the foregoing, the Board concluded that the Strategies Fund was positioned to benefit from economies of scale should its assets increase. With respect to the Capital Opps Fund, the Board considered the Adviser's representation that the Capital Opps Fund could potentially benefit from economies of scale as assets grow, but that the Adviser had determined not to recommend breakpoints as appropriate at this time due to the size of the Capital Opps Fund. Based on the foregoing information, and other considerations, the Board concluded that economies of scale was not yet a material factor to be considered with respect to the Capital Opps Fund.

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Absolute Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Absolute Funds were not a material factor in approving the continuation of the Advisory Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the fact that each Absolute Fund is a multi-manager Fund, however, for which the Adviser identifies Subadvisers whose strategies it seeks to combine to achieve the Fund's investment objective, when considering the renewal of the Subadvisory Agreements, the Board gave significant weight to the Adviser's recommendation that each Subadvisory Agreement be renewed and to the Adviser's representation that the reappointment of the Subadvisers would positively contribute to the Adviser's successful execution of each of the Absolute Funds' overall strategies. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreements and Subadvisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in each Advisory Agreement and in each Subadvisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

43	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016, through March 31, 2017.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2016	March 31, 2017	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$965.04	$9.70	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$9.95	1.98%
R Shares
Actual	$1,000.00	$962.00	$12.57	2.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.12	$12.89	2.57%

Absolute Capital Opportunities Fund
Actual	$1,000.00	$1,046.76	$9.64	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%

* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Strategies Fund designates 9.63% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 12.90% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Absolute Strategies Fund also designates 100.00% of its income dividends as short term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

44	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.
Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
1The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

45	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
46	ABSOLUTE FUNDS

ABSOLUTE FUNDS
P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its managements and other information.

212-ANR-0317

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Dear Shareholders:
The Adalta International Fund (the "International Fund") ended its fiscal year on March 31, 2017 (the "Fiscal Year" or the "Period") with a net asset value ("NAV") of $17.58 per share, realizing a return of 13.94% for the Period. The International Fund's fiscal return compares with a return of 13.13% for the International Fund's benchmark, the MSCI ACWI ex US Index (the "MSCI ACWI ex US" or the "Benchmark") and an 11.67% return for the MSCI EAFE Index ("MSCI EAFE").1 For a longer term perspective, the International Fund's 3-, 5-, 10-year, and since inception average annual total returns as of March 31, 2017 were as follows:
Average Annual Total Return as of 03/31/2017	One Year	Three Years	Five Years	Ten Years	Since Inception (12/08/93)
Adalta International Fund	13.94%	3.34%	4.46%	1.91%	6.92%
MSCI ACWI ex US Index[1]	13.13%	0.56%	4.38%	1.35%	N/A
MSCI EAFE Index[1]	11.67%	0.50%	5.83%	1.05%	5.26%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund's annual operating expense ratio (gross) is 2.14%. However, the International Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.50% through at least September 30, 2017. During the period certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. Returns greater than one year are annualized.)
During the Period the International Fund outperformed its relevant benchmarks.  Contributors to the International Fund's performance during the Fiscal Year included Dewan Housing Finance Corp., Ltd., Tarkett SA, Dufry AG and GS Home Shopping, Inc. Holdings that detracted from the International Fund's performance during the Period included Fairfax Financial Holdings, Ltd., GP Investments, Ltd., Baidu, Inc. and Countrywide PLC.
The following tables provide details of the International Fund's top 10 positions at the end of the Period as well as positions added and exited since our 9/30/16 semi-annual report.  The decisions to exit positions resulted from a combination of the securities hitting our valuation targets or better opportunities elsewhere.

1 The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01.  The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada.  The total return of the MSCI EAFE includes the reinvestment of dividends and income.  It is not possible to invest directly in any index.

1

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Top 10 Common Stock Holdings as of 03/31/17	Country	Sector	% of Net Assets
Dewan Housing Finance Corp., Ltd.	India	Financials	7.59%
GS Home Shopping, Inc.	South Korea	Consumer Discretionary	7.29%
Tarkett SA	Russian Federation	Consumer Discretionary	6.75%
Dufry AG	Switzerland	Consumer Discretionary	6.73%
NIIT Technologies, Ltd.	India	Technology	6.66%
GP Investments, Ltd.	Brazil	Asset Management	6.01%
Genting Hong Kong, Ltd.	Hong Kong	Conglomerates	5.73%
Roche Holding AG	Switzerland	Consumer Staples	5.44%
Baidu, Inc., ADR	China	Telecommunication Services	4.92%
Penn West Petroleum, Ltd.	Canada	Energy	4.41%
Total			61.53%

New Positions Established as of 03/31/17	% of Net Assets	Portfolio Positions Eliminated	% of Net Assets[2]
Penn West Petroleum, Ltd.	4.41%	First Pacific Co., Ltd.	5.63%
KKR & Co. LP	3.48%	Greatview Aseptic Packaging Co., Ltd.	4.05%
The Blackstone Group LP	3.16%	FANUC Corp.	2.52%
Anheuser-Busch InBev NV, ADR	2.16%	Fairfax India Holdings Corp.	1.64%
Granite Real Estate Investment Trust REIT	1.86%	Countrywide PLC	0.82%
Grupo Aeroporutario del Pacifico SAB de CV, ADR	1.42%	Media Nusantara Citra Tbk PT	0.70%
Philex Mining Corp	1.37%	Liberty Global PLC LiLAC, Class A	0.56%
Mobileye NV	1.08%	Hitachi Zosen Fukui Corp.	0.47%
		Prairie Provident Resources, Inc.	0.21%
		The Kansai Electric Power Co., Inc.	0.14%
	18.94%		16.74%

During 3Q17 the International Fund's investment in Switch Communications of Nevada was acquired. This investment was made in conjunction with Brightwood Capital Advisors. Switch is led by a visionary owner-operator management team that has built a unique, hard to replicate collection of data center assets. Our position was acquired at a 2.1 multiple of where we initially invested.
The International Fund's investment in Dufry has continued to perform very well. The business is the dominant travel retailer worldwide with a presence in 64 countries with over 380 locations.  Dufry is a global market share leader in owning and operating duty free stores. The company has consolidated this market globally and is now realizing significant synergies as a result. Dufry's geographic diversification has been designed strategically by management to allow Dufry to participate in the global growth trends of the travel retail industry while serving to mitigate potential local events. The market underestimated the value previously, but it now appears to be priced into the stock as people understand the power of its market leading position.
The International Fund recently initiated a position in Grupo Aeroportuario, a Mexican airport operator headquartered in Guadalajara, Mexico. The company operates 12 airports in Mexico's Pacific region and is the second largest airport services company by passenger traffic in Mexico. The company's key business lines include management, operation and development of airport facilities. It also maintains comprehensive insurance coverage and leases space to shops inside

2 Percent of net asset value ("NAV") for exited positions reflect holdings at the previous reporting period ending 9/30/2016.

2

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

the airports. The business share price was impacted by the U.S. election results in November 2016, with the threat of less travel from Mexico to the U.S. and vice versa. We saw this as an opportunity to buy a great business which has generated in excess of 12% return on invested capital ("ROIC"), has operated with low debt, owns and operates five out of the ten largest airports in Mexico, and has a management team with a wealth of history and experience.
Mobileye NV, an Israeli based software developer for camera-based Advanced Driver Assistance Systems (ADAS), was another new investment made by the International Fund during the Period. The company is considered a global leader for camera-based ADAS and has a strong clientele. The company's software is capable of interpreting the environment and anticipates any obstacles in the way. Additionally, it is also capable of reading traffic signs and lights. The International Fund invested in the business because we recognized the company's important product and patent portfolio in a burgeoning market for transportation related artificial intelligence. After we initiated the position, the company announced in March 2017 that it had entered into a definitive agreement to be acquired by Intel corporation at a premium of 34.4% to the $47.27 closing price of its shares on March 10, 2017.
According to the April 2017 International Monetary Fund's (IMF) World Economic Outlook (WEO) (the "Report") the extended and substantial economic and monetary stimulus provided by most of the world's central banks is bearing fruit. In the Report the IMF outlines its case that we are at the cusp of a global economic pick-up. The Report's forecast of economic growth varies according to region and country, however in the aggregate global activity is expected to rise to 3.5% in 2017 and 3.6% in 2018. As indicated in the Report, the recovery is broad based but moderate in the advanced economies with the U.S. and Eurozone increase projected at 2.3% and 1.7%, respectively, in 2017. The world's improved economic trend is stronger in the developing and emerging countries than in developed economies and in the Asian region versus the Western geographical region. In the aggregate emerging and developing economies are forecast to increase by 4.5% and 4.8% in 2017 and 2018, respectively, contrasted to the 2.0% increase in 2017 and 2018 in developed countries. Leading the growth in the emerging and developing economies are China, India and other Asian countries. The foregoing is an encouraging background for our continued investment in emerging and developing markets.
Thank you for your continued trust and support. We believe your patience will be rewarded, and we remain enthusiastic shareholders with you in the International Fund.
Sincerely,

Adalta Capital Management LLC

IMPORTANT RISKS AND DISCLOSURE:
Effective June 30, 2016 the Beck, Mack & Oliver International Fund was re-named the Adalta International Fund. Additionally, the Investment Adviser is now Adalta Capital Management LLC, formerly advised by Beck, Mack & Oliver LLC.
There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be

3

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

more volatile and less liquid. The International Fund's exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from the European Union (EU). Also, if one or more countries were to exit the EU or abandon use of the euro, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
The views in this report were those of the International Fund managers as of March 31, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.
4

ADALTA INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Adalta International Fund (the "Fund") compared with the performance of the primary benchmark, the MSCI All Cap World Index except United States ("MSCI ACWI ex US"), and the secondary benchmark, the MSCI EAFE Index ("MSCI EAFE") over the past ten years. The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total returns of both the MSCI ACWI ex US and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the MSCI ACWI ex US and MSCI EAFE do not include expenses. The Fund is professionally managed, while the MSCI ACWI ex US and MSCI EAFE are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
Adalta International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns for Periods Ended March 31, 2017:	One Year	Five Years	Ten Years
Adalta International Fund	13.94%	4.46%	1.91%
MSCI ACWI ex US Index	13.13%	4.38%	1.35%
MSCI EAFE Index	11.67%	5.83%	1.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 284-9829. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 2.14%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through September 30, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5

ADALTA INTERNATIONAL FUND PORTFOLIO PROFILE (Unaudited) MARCH 31, 2017

PORTFOLIO HOLDINGS
% of Common Stock
Consumer Discretionary	29.0%
Financials	20.5%
Consumer Staples	8.6%
Technology	7.5%
Asset Management	6.8%
Conglomerates	6.4%
Telecommunication Services	5.5%
Energy	5.0%
Insurance	4.3%
Real Estate	3.3%
Industrials	1.6%
Materials	1.5%
100.0%

6

ADALTA INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Common Stock - 88.7%
Belgium - 2.2%
3,700	Anheuser-Busch InBev NV, ADR	$406,112
Brazil - 6.0%
535,300	GP Investments, Ltd. (a)	1,128,531
Canada - 10.1%
1,566	Fairfax Financial Holdings, Ltd.	712,669
10,000	Granite Real Estate Investment Trust REIT	349,814
486,750	Penn West Petroleum, Ltd. (a)	827,475
		1,889,958
China - 4.9%
5,361	Baidu, Inc., ADR (a)	924,880
Cyprus - 2.9%
2,021,534	Secure Property Development & Investment PLC (a)	544,548
Hong Kong - 5.7%
3,590,300	Genting Hong Kong, Ltd. (a)	1,077,090
India - 14.3%
252,100	Dewan Housing Finance Corp., Ltd.	1,425,402
186,500	NIIT Technologies, Ltd.	1,251,088
		2,676,490
Indonesia - 2.1%
24,199,300	Panin Financial Tbk PT (a)	384,995
Israel - 1.1%
3,289	Mobileye NV (a)	201,945
Japan - 3.8%
21,300	Sony Corp.	720,523
Mexico - 1.4%
2,749	Grupo Aeroportuario del Pacifico SAB de CV, ADR	266,928
Philippines - 1.4%
1,535,800	Philex Mining Corp.	256,502
Russian Federation - 6.7%
29,326	Tarkett SA	1,267,198
South Korea - 7.3%
6,660	GS Home Shopping, Inc.	1,369,758
Switzerland - 12.2%
8,293	Dufry AG (a)	1,263,427
4,000	Roche Holding AG	1,021,515
		2,284,942
Shares	Security Description	Value
United States - 6.6%
35,846	KKR & Co. LP	$653,472
20,000	The Blackstone Group LP	594,000
		1,247,472
Total Common Stock (Cost $14,163,608)		16,647,872
Preferred Stock - 0.0%
United States - 0.0%
132,573	Earlyshares.com, Inc., Class A (a)(b)(c) (Cost $200,000)	-
Private Equity Fund - 0.0%
India - 0.0%
36,915	Bharat Investors LP (a)(b)(d) (Cost $36,915)	4,693
Investment Company - 6.6%
68,057	TCG BDC, Inc. (e) (Cost $1,317,525)	1,245,445
Total Investments - 95.3% (Cost $15,718,048)*		$17,898,010
Other Assets & Liabilities, Net - 4.7%		886,814
Net Assets - 100.0%		$18,784,824

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $4,693 or 0.0% of net assets.
(c)
Private preferred stock purchased on 06/21/13. The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees. Preferred shares hold rights to convert to shares of Common Stock. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of March 31, 2017.

(d)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of March 31, 2017.

(e)   Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms. Illiquid investment in which redemptions are not accepted. Unfunded commitments of $682,535 as of March 31, 2017. Investment is valued using the practical expedient. For more information on the practical expedient, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	7

ADALTA INTERNATIONAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

*  Cost for federal income tax purposes is $15,965,397 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,401,575
Gross Unrealized Depreciation	(1,468,962)
Net Unrealized Appreciation	$1,932,613

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the year with affiliates were as follows:

Private Equity Fund
Brightwood Switch SPV, LP**
Balance 03/31/16
Principal	$1,200,000
Cost	$1,200,000
Value	$2,667,002
Gross Additions
Principal	$-
Cost	$-
Gross Reductions
Principal	$(1,200,000)
Cost	$(1,200,000)
Proceeds	$2,554,321
Balance 03/31/17
Principal	$-
Cost	$-
Value	$-
Realized gain/(loss)	$1,354,321
Investment Income	$81,950

** No longer an affiliate as of March 31, 2017.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2017.

Valuation Inputs	Investments in Securities
Practical Expedient ***	$1,245,445
Level 1 - Quoted Prices	16,647,872
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	4,693
Total	$17,898,010

***  As a practical expedient, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
The Level 1 value displayed in this table is Common Stock. The Level 3 value displayed in this table is Preferred Stock and a Private Equity Fund. Refer to this Schedule of Investments for a further breakout of each security by country and instrument type.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Common Stock	Preferred Stock	Private Equity Funds
Balance as of 03/31/16	$-	$26,236	$2,721,923
Corporate action	(926,250)	-	-
Sales	-	-	(2,554,321)
Realized gain	-	-	1,354,321
Change in Unrealized Appreciation / (Depreciation)	926,250	(26,236)	(1,517,230)
Balance as of 03/31/17	$-	$-	$4,693
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/17****	$-	$(26,236)	$(50,228)

**** The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2017.

See Notes to Financial Statements.	8

ADALTA INTERNATIONAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2017

ASSETS
. Total investments, at value (Cost $15,718,048)	$17,898,010
Cash	872,725
Foreign currency (Cost $13,236)	13,236
Receivables:
Fund shares sold	16
Dividends and interest	93,777
Prepaid expenses	10,449
Total Assets	18,888,213

LIABILITIES
Payables:
Investment securities purchased	56,442
Foreign capital gains tax payable	6,456
Accrued Liabilities:
Investment adviser fees	65
Trustees' fees and expenses	65
Fund services fees	5,416
Other expenses	34,945
Total Liabilities	103,389

NET ASSETS	$18,784,824

COMPONENTS OF NET ASSETS
Paid-in capital	$18,877,236
Undistributed net investment income	237,417
Accumulated net realized loss	(2,502,406)
Net unrealized appreciation	2,172,577
NET ASSETS	$18,784,824
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,068,802
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$17.58
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	9

ADALTA INTERNATIONAL FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2017

INVESTMENT INCOME
Dividend income of unaffiliated issuers (Net of foreign withholding taxes of $154,553) .	$484,802
Dividend income of affiliated issuers	81,950
Interest income	3,171
Total Investment Income	569,923
Adviser
EXPENSES
Investment adviser fees	413,766
Fund services fees	177,870
Custodian fees	42,665
Registration fees	19,651
Professional fees	94,855
Trustees' fees and expenses	9,550
Miscellaneous expenses	75,783
Total Expenses	834,140
Fees waived and expenses reimbursed	(420,347)
Net Expenses	413,793

NET INVESTMENT INCOME	156,130

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,197,261
Investments in affiliated issuers	1,354,321
Foreign currency transactions	(234,857)
Net realized gain	2,316,725
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,280,057
Investments in affiliated issuers	(1,467,002)
Deferred foreign capital gains taxes	(2,131)
Foreign currency translations	260,062
Net change in unrealized appreciation (depreciation)	70,986
NET REALIZED AND UNREALIZED GAIN	2,387,711
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,543,841

See Notes to Financial Statements.	10

ADALTA INTERNATIONAL FUND STATEMENTS OF CHANGES IN NET ASSETS

March 31, 2017	#	42825 For the Years Ended March 31,
		2017	2016
OPERATIONS
Net investment income		$156,130	$364,242
Net realized gain		2,316,725	1,652,629
Net change in unrealized appreciation (depreciation)		70,986	(3,989,966)
Increase (Decrease) in Net Assets Resulting from Operations		2,543,841	(1,973,095)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(211,892)	(3,336,081)
Total Distributions to Shareholders		(211,892)	(3,336,081)

CAPITAL SHARE TRANSACTIONS
Sale of shares		182,535	549,747
Reinvestment of distributions		191,469	1,905,297
Redemption of shares		(31,016,736)	(18,576,494)
Redemption fees		5	134
Decrease in Net Assets from Capital Share Transactions		(30,642,727)	(16,121,316)
Decrease in Net Assets		(28,310,778)	(21,430,492)

NET ASSETS
Beginning of Year		47,095,602	68,526,094
End of Year (Including line (a))		$18,784,824	$47,095,602

SHARE TRANSACTIONS
Sale of shares		11,589	32,491
Reinvestment of distributions		12,329	123,801
Redemption of shares		(1,971,193)	(1,127,189)
Decrease in Shares		(1,947,275)	(970,897)

(a) Undistributed net investment income		$237,417	$105,937

See Notes to Financial Statements.	11

ADALTA INTERNATIONAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$15.61	$17.19	$18.50	$20.73	$18.88
INVESTMENT OPERATIONS
Net investment income (a)	0.09	0.11	0.15	0.18	0.13
Net realized and unrealized gain (loss)	2.06	(0.61)	(0.23)	(0.30)	2.36
Total from Investment Operations	2.15	(0.50)	(0.08)	(0.12)	2.49
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.18)	(1.08)	(0.48)	(1.46)	—
Net realized gain	—	—	(0.75)	(0.65)	(0.64)
Total Distributions to Shareholders	(0.18)	(1.08)	(1.23)	(2.11)	(0.64)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$17.58	$15.61	$17.19	$18.50	$20.73
TOTAL RETURN	13.94%	(2.84)%	(0.32)%	(0.54)%	13.35%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$18,785	$47,096	$68,526	$91,898	$101,861
Ratios to Average Net Assets:
Net investment income	0.56%	0.66%	0.84%	0.90%	0.66%
Net expenses	1.50%	1.50%	1.50%	1.41%	1.25%
Gross expenses (c)	3.02%	2.14%	1.90%	1.90%	1.88%
PORTFOLIO TURNOVER RATE	42%	38%	52%	39%	67%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 1. Organization
The Adalta International Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective June 30, 2016, Beck Mack & Oliver International Fund was renamed Adalta International Fund. From August 1, 2014 through June 30, 2016 the Fund was named the Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2014, the Fund was named Beck Mack & Oliver Global Equity Fund.  Prior to June 24, 2009, the Fund was named Austin Global Equity Fund.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value ("NAV"). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
13

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
As permitted by GAAP, as a practical expedient, the Valuation Committee may measure the fair value of its investments in investment companies on the basis of the net asset value per share of such investments (or the equivalent) if the net asset value per share of such investments (or the equivalent) is calculated in a manner consistent with the measurement principles of applicable authoritative guidance as of the Fund's reporting date.  The fair value of the Fund's investments in investment companies is based on the information provided by such investment company's management, which reflects the Fund's share of the fair value of the net assets of such investment company (i.e., the practical expedient is used).  If the Valuation Committee determines, based on its own due diligence and investment valuation procedures, that alternative valuation techniques are more appropriate for any of the Fund's investments in investment companies, such investments may be fair valued by the Valuation Committee using other suitable sources.
The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable

14

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or

15

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of March 31, 2017, the Adalta International Fund had $622,725 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Adalta Capital Management LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a

16

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% of average daily net assets of the Fund through at least September 30, 2017. Other fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2017, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$385,838	$34,509	$420,347

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2017, were $10,747,397 and $37,964,559, respectively.
Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2017, for any derivative type that was held during the period is as follows:
Forward Currency Contracts	$ 10,553,655

The Fund's use of derivatives during the year ended March 31, 2017, was limited to forward currency contracts. As of March 31, 2017, there were no forward currency contracts outstanding.
17

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2017, by the Fund are recorded in the following locations on the Statement of Operations:
Location:	Forward Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$(243,068)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$260,239

Note 8. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$211,892	$3,336,081

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$387,396
Capital and Other Losses	(2,405,036)
Unrealized Appreciation	1,925,228
Total	$(92,412)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, wash sales and investments in passive foreign investment companies.
The Fund has $2,405,036 of available long-term capital loss carryforwards that have no expiration date.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2017. The following reclassification was the result of currency gain/loss reclassifications, partnerships, foreign tax reclassifications and investments in passive foreign investment companies and has no impact on the net assets of the Fund.
Undistributed Net Investment Income	$187,242
Accumulated Net Realized Loss	(187,242)

Note 9. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the

18

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund's financial statements and related disclosures.
Note 10. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Adalta International Fund

We have audited the accompanying statement of assets and liabilities of Adalta International Fund (formerly known as Beck, Mack & Oliver International Fund), a series of shares of beneficial interest in the Forum Funds (the "Fund"),  including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian, counterparties, brokers and investee companies, or by other appropriate auditing procedures where replies from investee companies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adalta International Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
May 24, 2017
20

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (844) 284-9829 and on the SEC website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 284-9829 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016, through March 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

21

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2016	March 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,092.54	$7.83	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 84.08% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 1.84% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 284-9829.
Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

22

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

23

FOR MORE INFORMATION

Investment Adviser
Adalta Capital Management LLC
452 Fifth Avenue, 14th Floor
New York, NY 10018

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Adalta International Fund
P.O. Box 588
Portland, ME 04112
(844) 284-9829

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

209-ANR-0317

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the "Partners Fund") returned +15.45% net of fees and expenses for the fiscal year ended March 31, 2017 (the "Fiscal Year"), resulting in a net asset value of $10.26.  By comparison, during the Fiscal Year, the S&P 500 Index, which is the Partners Fund's principal benchmark, returned +17.17%.1  Since its December 1, 2009, reorganization from a limited partnership, the Partners Fund has returned +7.73% annualized versus +13.24% annualized for the S&P 500 Index.  Total returns for the Partners Fund and the S&P 500 Index for the periods ended March 31, 2017, were as follows:
		Annualized Returns
Returns as of 03/31/17	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck, Mack & Oliver Partners Fund	+15.45%	-3.21%	+3.98%	+7.73%	+2.77%
S&P 500 Index	+17.17%	+10.37%	+13.30%	+13.24%	+7.51%

(Performance data quoted represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.  Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee.  As stated in the current prospectus, the Partners Fund's annual operating expense ratio (gross) is 1.44%.  However, the Partners Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2017; otherwise performance shown would have been lower.  For the most recent month-end performance, please call (800) 943-6786.  Returns greater than one year are annualized.)
*Excludes performance prior to the Partners Fund's reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 6.
Performance and Portfolio Update
Before discussing the Partners Fund's performance for the Fiscal Year and the changes made to the portfolio during that time, we would like to address the Partners Fund's performance over longer time periods and to provide some context for that performance.
As noted above, while the Partners Fund returned +15.45% during the Fiscal Year, which only modestly underperformed a very strong return by the S&P 500 Index, the Partners Fund's performance over longer time periods has been extremely disappointing.  This longer-term underperformance is almost entirely a function of underperformance during the fiscal years ended March 31, 2015, and March 31, 2016.  The table below shows total returns for the Partners Fund and the S&P 500 Index over three time periods: (i) from the 2009 reorganization until March 31, 2014; (ii) from March 31, 2014, until March 31, 2016; and (iii) from March 31, 2016, until March 31, 2017.

1 We will no longer be providing performance data regarding Russell indices, as the company that sponsors those indices has prohibited us from providing such performance data without a license.

1

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

	12/1/09 – 3/31/14	3/31/14 – 3/31/16	3/31/16 – 3/31/17
Beck, Mack & Oliver Partners Fund	+90.28%	-21.46%	+15.45%
S&P 500 Index	+85.01%	+14.74%	+17.17%

As indicated in the table above, the Partners Fund outperformed the S&P Index by over 5% from the 2009 reorganization until March 31, 2014.  Over the next two fiscal years, the Partners Fund dramatically underperformed the S&P 500 Index.  The annual letters for those two fiscal years include detailed discussions of investment performance, but the single largest factor contributing to underperformance relative to the S&P 500 Index in both years was the Partners Fund's relatively high exposure to the energy sector during a period in which the energy sector underwent a severe downturn.
As discussed in the letter pertaining to the six-month semi-annual period ended September 30, 2015, Robert C. Beck, who is the Senior Member of Beck, Mack & Oliver LLC, replaced Zachary Wydra as sole manager of the Partners Fund, effective October 1, 2015.  During the Fiscal Year, Richard Fitzgerald, who joined Beck, Mack & Oliver LLC as a Portfolio Manager in January 2016, became co-manager of the Partners Fund.  Messrs. Beck and Fitzgerald are jointly responsible for the day-to-day management of the Partners Fund and perform all of the functions related to the management of the portfolio. Following the management changes noted above, there has been a recovery in the absolute and relative investment performance of the Partners Fund during the Fiscal Year, as compared to the fiscal years ended March 31, 2015, and March 31, 2016.
As of the end of the Fiscal Year, the Partners Fund held 30 equity positions, with the 10 largest positions representing 50.0% of net assets.  This compares to 34 equity positions, with the 10 largest positions representing 51.9% of net assets, as of the beginning of the Fiscal Year.  We initiated four new positions and exited eight positions, each of which is discussed below.
The largest sector exposures for the Partners Fund remained financials (26.7% of net assets as of the end of the Fiscal Year), healthcare (19.9%), and energy (15.1%).  Exposures to financials and energy were reduced from 35.6% and 18.3%, respectively, as of the beginning of the Fiscal Year, while exposure to healthcare increased from 16.4%.  The reduction in financials exposure was partly driven by the creation of a new Global Industry Classification Standard for the real estate sector during the Fiscal Year.  Exposure to real estate as of the end of the Fiscal Year was 5.0%, so the combined exposure to financials and real estate was 31.7%, compared to 35.6% at the beginning of the Fiscal Year.  Cash represented less than 1% of net assets as of the end of the Fiscal Year.
During the Fiscal Year, the S&P 500 Index returned +17.17% and every industry sector generated a positive total return, though there was a large disparity between the best-performing sector (financials +32.55%) and the worst (real estate +1.01%).   With respect to sector exposures, the Partners Fund's performance benefited from its significant exposure to financials, but this was largely offset by the Partners Fund's relative underexposure to technology (+24.91%) and to materials (+19.22%) and by its relative overexposure to healthcare (+11.59%).  Although we are never happy when the Partners Fund underperforms the broader market, we acknowledge that, over time and based on our disciplined approach to value investing, the Partners Fund tends to be relatively more likely to underperform big up-markets, just as it tends to be relatively more likely to outperform big down-markets.
2

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

The table below indicates the largest positive and negative contributors to investment performance as well as the total returns of the underlying securities during the Fiscal Year2:

Largest Positive Contributors			Largest Negative Contributors
Position	Contribution	Total Return	Position	Contribution	Total Return
Devon Energy Corp.	+1.84%	+52.9%	Gilead Sciences, Inc.	-0.83%	-24.1%
Apollo Global Management, LLC	+1.82%	+25.5%	AgroFresh Solutions, Inc.	-0.74%	-31.7%
Matador Resources Co.	+0.64%	+26.1%	Chicago Bridge & Iron Co. NV	-0.44%	-15.2%

Largest Positive Contributors
Two of the Partners Fund's three largest positive contributors during the Fiscal Year were Devon Energy Corporation ("Devon") and Matador Resources Company ("Matador"), which combined represented approximately 65% of the Partners Fund's total energy exposure as of the end of the Fiscal Year.  (Our other two energy investments were also positive contributors to performance.)  During the Fiscal Year, both Devon and Matador significantly outperformed the broader energy sector (+14.26%), while Devon's total return was also significantly in excess of the increase in the price of oil during that time (+31.98%).  We remain constructive on energy in the medium- and long-term and continue to believe that the Partners Fund's energy investments present compelling risk/reward opportunities even in the absence of a materially higher oil price.
Apollo Global Management, LLC ("Apollo") was also one of the largest positive contributors during the Fiscal Year.  Apollo, which is an alternative asset manager, generated strong fundamental performance driven by growth in assets under management and accrued performance fees.  The Partners Fund also owns The Blackstone Group L.P., which is another alternative asset manager and which was also a positive contributor to performance during the Fiscal Year, and we remain quite excited about the prospects for both companies.
Largest Negative Contributors
The largest negative contributor during the Fiscal Year was Gilead Sciences, Inc. ("Gilead"), which is a biotechnology company that was one of three new positions initiated in the Partner's Fund in the fiscal year ended March 31, 2016, and which we discussed in last year's letter.  The original investment thesis was that the company's hepatitis C franchise is more durable than the market believes, the valuation is very cheap, the management team has an excellent track record and allocates capital well, and the company has an underappreciated pipeline of new drugs.  While the hepatitis C franchise underwent a steeper than expected decline during the Fiscal Year, we believe that expectations for this franchise have now been appropriately reset and that all of the other facets of the thesis remain intact.  The company continues to generate substantial free cash flow and to grow its net cash balance, which we expect management to deploy partly into accretive acquisitions, which we believe will be a positive catalyst for the stock.
The second-largest negative contributor was AgroFresh Solutions, Inc. ("AgroFresh").  AgroFresh, which manufactures chemicals that retain freshness in produce, suffered primarily as a result of new competitors entering its core markets more quickly than anticipated.  This development was sufficient for us to conclude that our original investment thesis was no longer intact and we therefore exited the investment.  While we of course strive to avoid errors, when we do

2 Total return refers to the underlying security's price appreciation plus reinvested dividends during the Fiscal Year.  Contribution refers to the total return during the period of the Partners Fund's ownership multiplied by the percentage of the Partners Fund's net assets that the security represents.

3

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

determine that we have made an investment error, we promptly take action.  The other significant negative contributor was Chicago Bridge & Iron Company ("CBI"), which we discussed in detail in our recent letter pertaining to the six-month semi-annual period ended September 30, 2016 ("the Semi-Annual Letter").  The litigation between CBI and Westinghouse Electric Company LLC has since moved to arbitration and we remain confident that the matter will be resolved in CBI's favor.  CBI stock returned in excess of 10% between September 30, 2016, and the end of the Fiscal Year, but we believe that substantial potential upside still exists.
The table below indicates the four new positions that were initiated and the eight positions that were exited during the Fiscal Year:
New Positions	Exited Positions
Armstrong World Industries, Inc.	AgroFresh Solutions, Inc.
Colony NorthStar, Inc.	American Express Co.
LiLAC Group	Baxter International, Inc.
QUALCOMM, Inc.	Leucadia National Corp.
LiLAC Group
QUALCOMM, Inc.
Roper Technologies, Inc.
U.S. Bancorp

Armstrong World Industries, Inc.
Armstrong World Industries, Inc. ("Armstrong") is a global manufacturer of ceiling systems, primarily for commercial properties.  The company has the #1 market share both in the US and globally and has industry-leading margins.  Although ceiling market volumes have been tepid since the financial crisis of 2008 and the corresponding economic recession, Armstrong's pricing power has facilitated impressive growth in revenue and earnings during this time.  We believe that Armstrong can continue to generate solid performance in the current environment and is likely to do quite well if and when industry volumes improve.  The Partners Fund initiated a position at an average price of less than $43 and the stock has appreciated since then.
Colony NorthStar, Inc.
Colony NorthStar, Inc. ("Colony") is the new name of the company following a tripartite merger among NorthStar Asset Management Group Inc. ("NorthStar Asset"), NorthStar Realty Finance Corp., and Colony Capital, Inc.  In the Semi-Annual Letter, we discussed the Partners Fund's investment in NorthStar Asset.  In that letter, we mentioned the possibility that the merger terms could be renegotiated on more favorable terms to NorthStar Asset shareholders.  That indeed is what happened, as NorthStar Asset shareholders ended up receiving one share of Colony and a $1.16 special cash dividend for every share of NorthStar Asset, compared to the original terms of one share of Colony and a $0.65 special cash dividend for every share of NorthStar Asset.  The NorthStar Asset/Colony position has generated an attractive return for the Partner's Fund since inception and we have retained the recently issued shares of Colony, as we believe that the combined company has an attractive mix of directly owned real estate and a valuable real estate investment management platform and that the stock remains meaningfully undervalued.
LiLAC Group
In the Semi-Annual Letter, we discussed the Partners Fund's investment in LiLAC Group and indicated that the position was unlikely to be a core long-term holding.  Consistent with that commentary, the Partners Fund exited the investment

4

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

during the remainder of the Fiscal Year.
QUALCOMM, Inc.
In the Semi-Annual Letter, we discussed the Partners Fund's exit from the QUALCOMM, Inc. ("Qualcomm") investment after a period of disappointing operational and financial performance and we also acknowledged that we would have been better off if we had been more patient given the subsequent recovery in fundamental performance and in the share price.  Two major events have occurred since then, which prompted us to reestablish a position in Qualcomm.  First, the company announced the acquisition of NXP Semiconductors NV ("NXP"), which we believe will be a transformative transaction for Qualcomm as (i) it will significantly augment the company's presence in connected vehicles and the "internet of things", which are growing rapidly and have strong tailwinds, and (ii) it will generate substantial earnings accretion due to the realization of cost synergies and to Qualcomm's ability to utilize its sizeable non-US-domiciled cash balance to finance part of the acquisition.  Second, Qualcomm and Apple Inc. ("Apple") have recently become involved in a lawsuit regarding royalty payments that Apple regularly makes to Qualcomm by virtue of Apple's use of Qualcomm's intellectual property.  We believe that the litigation is essentially a business negotiation between the two companies regarding royalty payments and will ultimately be resolved in a manner that is acceptable to Qualcomm.  The Partners Fund reestablished a position in Qualcomm around the same price at which it previously exited its prior position.  Although we usually eschew such trading "in and out of" positions, in this case we believe that the NXP transaction will create significant shareholder value over time, while the Apple litigation, which provided the opportunity for us to reestablish the position as it had a negative impact on the share price, will prove to be a temporary headwind.
Roper Technologies, Inc.
Roper Technologies, Inc. ("Roper") has been one of the best-performing stocks in the U.S. market over the last couple of decades.  Over a long period of time, the company has demonstrated an impressive and persistent ability to acquire asset-light companies that are accretive to Roper's return on investment and free cash flow per share growth.  As Roper becomes larger, it will in principle become more difficult for management to find acquisitions that meet the company's operational and financial criteria.  Although Roper's management team, to its credit, continues to find value-enhancing acquisitions, our decision to exit the investment was motivated in large part by Roper's increasingly expensive valuation.  We strive to own quality businesses at cheap valuations and we could no longer justify owning Roper at its premium valuation, notwithstanding the company's track record.
Other Exited Positions
During the Fiscal Year, we also exited positions in American Express Company, Baxter International Inc., Leucadia National Corporation, and U.S. Bancorp, all of which were discussed in the Semi-Annual Letter.
Outlook
We write this letter to you in a rather different market environment than when we wrote last year's letter.  Back then, we were just recovering from a sharp market sell-off during the first couple of months of 2016, when investors were quite anxious in the face of a growth slowdown and foreign exchange volatility in China as well as a severe downturn in the energy industry, among other things.  Those fears had largely abated by the time of the United Kingdom's "Brexit" referendum in late June, which interrupted the market's expansion only briefly.  The next major event was the election of Donald Trump as U.S. President, which has been perceived bullishly by most investors on the basis of expectations of

5

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

tax reform, regulatory reform, and infrastructure stimulus.
While we are hopeful that the new administration may be able to enact changes that promote economic growth and hence corporate profits, which should redound to the benefit of equity markets, we are realistic about the "sausage-making" process in Washington, D.C., and none of the Partners Fund's investments is predicated on any kind of legislative or regulatory change.  In the meantime, we remain cognizant of the widening gap between "hard" and "soft" economic data.  For instance, while sentiment and confidence and other subjective measures of economic well-being have improved since the election, more objective measures of the economy's performance, such as payrolls and loan growth, have been decidedly mixed.  With the S&P 500 Index currently trading at more than 18x 2017 price/earnings, we remain vigilant in identifying quality businesses and not overpaying for them and in reducing or exiting positions where the valuations are no longer justified by the fundamentals.
Thank you for your continued support.
Yours sincerely,

Robert C. Beck & Richard C. Fitzgerald
IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, noninvestment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 Index and of the Partners Fund includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index does not include expenses. The Partners Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. It is not possible to invest directly in an index.
This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of March 31, 2017, and may not reflect their views on the date this report is first published or any

6

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.
On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund's performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund's current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership's performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
7

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack and Oliver Partners Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index

Average Annual Total Returns for Periods Ended March 31, 2017:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	15.45%	3.98%	2.77%
S&P 500 Index	17.17%	13.30%	7.51%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.44%. However, the Fund's adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.00% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through at least July 31, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

8

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE (Unaudited) MARCH 31, 2017

PORTFOLIO HOLDINGS
% of Total Investments

9

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Common Stock - 99.3%
Consumer Discretionary - 3.9%
41,000	Liberty Global PLC, Class A (a)	$1,470,670
Consumer Staples - 4.5%
9,000	Anheuser-Busch InBev NV, ADR	987,840
70,000	Crimson Wine Group, Ltd. (a)	700,000
		1,687,840
Energy - 15.1%
27,000	Devon Energy Corp.	1,126,440
107,000	Matador Resources Co. (a)	2,545,530
99,650	San Juan Basin Royalty Trust	721,466
16,500	Schlumberger, Ltd.	1,288,650
		5,682,086
Financials - 26.7%
78,000	Apollo Global Management, LLC	1,896,960
63,000	Boulevard Acquisition Corp. II (a)	657,720
8,000	Credit Acceptance Corp. (a)	1,595,280
13,800	Enstar Group, Ltd. (a)	2,639,940
18,000	JPMorgan Chase & Co.	1,581,120
58,000	The Blackstone Group LP	1,722,600
		10,093,620
Healthcare - 19.9%
26,000	Abbott Laboratories	1,154,660
29,000	Gilead Sciences, Inc.	1,969,680
52,200	Grifols SA, ADR	985,275
8,800	Laboratory Corp. of America Holdings (a)	1,262,536
18,000	Merck & Co., Inc.	1,143,720
6,500	Waters Corp. (a)	1,016,015
		7,531,886
Industrials - 9.9%
25,000	Armstrong World Industries, Inc. (a)	1,151,250
32,000	Chicago Bridge & Iron Co. NV	984,000
7,000	Dover Corp.	562,450
20,000	Fluor Corp.	1,052,400
		3,750,100
Real Estate - 5.0%
49,000	Colony NorthStar, Inc., Class A REIT	632,590
28,080	Homefed Corp. (a)	1,263,600
		1,896,190
Technology - 10.2%
2,275	Alphabet, Inc., Class C (a)	1,887,249
23,500	Microsoft Corp.	1,547,710
7,000	QUALCOMM, Inc.	401,380
		3,836,339
Telecommunication Services - 4.1%
27,000	Level 3 Communications, Inc. (a)	1,544,940
Total Common Stock (Cost $33,510,803)		37,493,671
Contracts	Security Description	Strike Price	Exp. Date	Value
Warrant - 0.0%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,745)	$11.50	02/19/19	$19,676
Total Investments - 99.3% (Cost $33,682,548)*				$37,513,347
Other Assets & Liabilities, Net - 0.7%				255,532
Net Assets - 100.0%				$37,768,879

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.

*  Cost for federal income tax purposes is $33,467,584 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,526,428
Gross Unrealized Depreciation	(2,480,665)
Net Unrealized Appreciation	$4,045,763

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2017.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$37,513,347
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$37,513,347

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2017.

See Notes to Financial Statements.	10

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2017

ASSETS
. Total investments, at value (Cost $33,682,548)	$37,513,347
Cash	202,331
Receivables:
Investment securities sold	67,469
Dividends and interest	42,097
Prepaid expenses	9,021
Total Assets	37,834,265

LIABILITIES
Payables:
Fund shares redeemed	15,192
Accrued Liabilities:
Investment adviser fees	8,156
Trustees' fees and expenses	130
Fund services fees	15,241
Other expenses	26,667
Total Liabilities	65,386

NET ASSETS	$37,768,879

COMPONENTS OF NET ASSETS
Paid-in capital	$51,302,955
Undistributed net investment income	34,262
Accumulated net realized loss	(17,399,137)
Net unrealized appreciation	3,830,799
NET ASSETS	$37,768,879
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,682,591
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.26
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	11

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $9,878) .	$639,260
Interest income	1,736
Total Investment Income	640,996
Adviser
EXPENSES
Investment adviser fees	355,530
Fund services fees	180,672
Custodian fees	10,549
Registration fees	18,662
Professional fees	40,244
Trustees' fees and expenses	7,566
Miscellaneous expenses	32,743
Total Expenses	645,966
Fees waived and expenses reimbursed	(290,497)
Net Expenses	355,469

NET INVESTMENT INCOME	285,527

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	885,490
Net change in unrealized appreciation (depreciation) on investments	4,051,877
NET REALIZED AND UNREALIZED GAIN	4,937,367
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,222,894

See Notes to Financial Statements.	12

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2017	2016
OPERATIONS
Net investment income	$285,527	$704,149
Net realized gain (loss)	885,490	(17,482,150)
Net change in unrealized appreciation (depreciation)	4,051,877	5,135,296
Increase (Decrease) in Net Assets Resulting from Operations	5,222,894	(11,642,705)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(361,274)	(308,291)
Net realized gain	-	(8,634,822)
Total Distributions to Shareholders	(361,274)	(8,943,113)

CAPITAL SHARE TRANSACTIONS
Sale of shares	10,071,093	8,076,597
Reinvestment of distributions	325,372	8,468,833
Redemption of shares	(12,077,450)	(85,479,991)
Redemption fees	1,186	5,404
Decrease in Net Assets from Capital Share Transactions	(1,679,799)	(68,929,157)
Increase (Decrease) in Net Assets	3,181,821	(89,514,975)

NET ASSETS
Beginning of Year	34,587,058	124,102,033
End of Year (Including line (a))	$37,768,879	$34,587,058

SHARE TRANSACTIONS
Sale of shares	1,058,015	659,088
Reinvestment of distributions	32,833	924,898
Redemption of shares	(1,261,209)	(7,719,226)
Decrease in Shares	(170,361)	(6,135,240)

(a) Undistributed net investment income	$34,262	$361,254

See Notes to Financial Statements.	13

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$8.98	$12.42	$14.82	$13.76	$12.16
INVESTMENT OPERATIONS
Net investment income (a)	0.08	0.10	0.11	0.04	0.06
Net realized and unrealized gain (loss)	1.30	(1.57)	(1.70)	1.91	1.97
Total from Investment Operations	1.38	(1.47)	(1.59)	1.95	2.03
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.10)	(0.07)	(0.09)	(0.03)	(0.05)
Net realized gain	—	(1.90)	(0.72)	(0.86)	(0.38)
Total Distributions to Shareholders	(0.10)	(1.97)	(0.81)	(0.89)	(0.43)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$10.26	$8.98	$12.42	$14.82	$13.76
TOTAL RETURN	15.45%	(12.05)%	(10.70)%	14.59%	16.97%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$37,769	$34,587	$124,102	$186,315	$116,038
Ratios to Average Net Assets:
Net investment income	0.80%	0.87%	0.75%	0.31%	0.46%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (c)	1.81%	1.44%	1.29%	1.29%	1.42%
PORTFOLIO TURNOVER RATE	26%	50%	41%	32%	37%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 1. Organization
The Beck, Mack & Oliver Partners Fund (the "Fund") is a non-diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations in 1991.  The Fund seeks long-term capital appreciation consistent with the preservation of capital.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition

15

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2017, for the Fund's investments is included at the end of the Fund's schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2017, there are no uncertain tax positions that would require financial statement

16

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Beck, Mack & Oliver LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named

17

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive its fee and reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses)  to 1.00% through at least July 31, 2017. For the year ended March 31, 2017, fees waived were $290,497.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2017, were $9,097,729 and $11,054,913, respectively.
Note 6. Federal Income Tax
Distributions during the fiscal years as noted were characterized for tax purposes as follows:
	Ordinary Income	Long Term Capital Gain	Total
2017	$361,274	$-	$361,274
2016	2,001,657	6,941,456	8,943,113

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$34,262
Capital and Other Losses	(17,614,101)
Unrealized Appreciation	4,045,763
Total	$(13,534,076)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, grantor trusts and wash sales.
The Fund has $5,314,965 of available short-term capital loss carryforwards and $12,299,136 of available long-term capital loss carryforwards that have no expiration date.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2017. The following reclassification was the result of grantor trusts and partnership adjustments and has no impact on the net assets of the Fund.
Undistributed Net Investment Income	$(251,245)
Accumulated Net Realized Loss	251,270
Paid-in-Capital	(25)

18

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 7. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund's financial statements and related disclosures.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Beck, Mack & Oliver Partners Fund

We have audited the accompanying statement of assets and liabilities of Beck, Mack & Oliver Partners Fund (the "Fund"), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beck, Mack & Oliver Partners Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
May 23, 2017

20

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Investment Advisory Agreement Approval
At the March 24, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fees enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of the Adviser and the capability and integrity of the Adviser's senior management and staff.
The Board considered also the adequacy of the Adviser's resources and the Adviser's commitment to improving its compliance procedures. The Board noted the Adviser's representation that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the firm has the operational capability and necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided to the Fund under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the S&P 500 Index, the Fund's primary benchmark index, for the one-, three-, five-, and 10-year periods ended December 31, 2016, as well as the period since the Fund's inception on April 19, 1991. The Board noted the Adviser's statement that the Fund's underperformance relative to the benchmark could be attributed, in part, to the Fund's sector allocation, as well as the effects of the Fund's larger-than-usual cash position as a result of the Adviser implementing changes to the Fund's portfolio manager,

21

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

investment strategy and portfolio holdings, which provided a drag on performance that impacted the performance of the Fund in subsequent years.
The Board also reviewed the Fund's performance relative to an independent peer group identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund met the median of its Broadridge peer group for the one-year period ended December 31, 2016, and underperformed the median of its Broadridge peer group for the three- and five-year periods ended December 31, 2016. Addressing the Fund's relative underperformance for the three- and five-year periods, the Adviser asserted that it does not view the funds in the peer group identified by Broadridge to be comparable to the Fund and explained the basis for this assertion. Accordingly, the Board reviewed the Fund's performance compared to a peer group of funds provided by the Adviser and intended to represent a meaningful comparison ("Comparable Fund Peers"). The Board considered the Adviser's explanation as to why the performance of the Comparable Fund Peers should be taken into account in evaluating the performance of the Fund, and considered the Fund's performance relative to the Comparable Fund Peers, which were consistent with those provided in prior years. In that regard, the Board noted that the Fund outperformed the median of the Comparable Fund Peers for the one-year period ended December 31, 2016, and underperformed the median of the Comparable Fund Peers for the three- and five-year periods ended December 31, 2016. Finally, the Board observed that, historically, the Fund had experienced periods of outperformance relative to its benchmark and the Broadridge peer group, and that the Adviser had recently taken remedial steps that could be expected to improve the Fund's future performance.
Based on the Adviser's investment style and the foregoing performance information, the Board determined that the Fund and its shareholders could expect to benefit from the Adviser's management under the Advisory Agreement.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of the Fund. The Board observed that the Adviser's actual advisory fee rate and actual total expenses were each lower than the median of its Broadridge peer group. The Board also noted the Adviser's representation that the advisory fee charged to the Fund was in line with the fee charged by the Adviser to its separately managed accounts. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.
Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activities. The Board considered also the Adviser's representation that the Adviser does not conduct a formal, comprehensive cost allocation with respect to its mutual fund activities and separately managed accounts, but that the Adviser believed that the Fund was comparatively less profitable than its separately managed account activities as a result of the low assets of the Fund and the expense cap in place. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to the management of the Fund were reasonable.

22

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Economies of Scale
The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's statement that, although the Fund potentially could benefit from economies of scale if the Fund's assets increased, the consideration of breakpoints was not appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in renewing the Advisory Agreement.
Other Benefits
The Board noted the Adviser's representation that, other than its contractual advisory fees, and the benefit from using a portion of the brokerage commissions generated by the Fund to pay for third party research services that augment the Adviser's internal research processes and benefit both the Fund and the Adviser's separately managed accounts, the Adviser does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the SEC website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and
23

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016, through March 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2016	March 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,076.55	$5.18	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.26% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
24

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
1The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

25

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

26

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

LMCG INTERNATIONAL SMALL CAP FUND

Annual Report
March 31, 2017

LMCG INVESTMENTS®

LMCG FUNDS TABLE OF CONTENTS MARCH 31, 2017

IMPORTANT INFORMATION
An investment in the LMCG Global Market Neutral Fund, the LMCG Global MultiCap Fund, and the LMCG International Small Cap Fund (the "Funds") is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.
Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.
There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Dear Shareholder:
The LMCG Global Market Neutral Fund (the "Fund") Institutional Shares declined over the last twelve months, down 2.81% over the period versus a 0.34% gain for the Citigroup 3-Month U.S. T-Bill Index (the "Index"). Since its May 21, 2013 inception, the Institutional Shares have returned an annualized 1.82% versus 0.12% for the Index. The Fund has invested primarily in long and short positions of small-mid cap companies in the U.S. and large cap companies internationally. For the year, large cap equities in the U.S. outperformed their international peers with the Russell 1000 Index returning 17.43% while the MSCI EAFE Index posted an 11.67% return. Smaller cap companies in the U.S. (proxied by the Russell 2000 Index), which is where the Fund primarily invests, substantially outperformed large caps with a return of 26.22% for the period.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877) 591-4667.
The year included some significant macro events; the UK's Brexit vote in late June and the US presidential election in November. While April and May were fairly benign months in the US and international equity markets, volatility returned with a vengeance in June in the run-up to the Brexit vote. The Fund struggled in this April – June period, as fundamentals drove markets seemingly less than headlines. The strategy is managed using a quantitative approach that seeks to add value primarily through stock selection while minimizing market risk. Stocks are selected using a multi-factor model that has three major components: Market Dynamics, Valuation and Earnings Quality. For this reason, the model typically has been more robust in periods where fundamentals drive security prices.
The last six months of 2016 proved to be a better environment for the Fund, and it posted positive results in five of the six months. While macro events (including the US presidential election) and investor sentiment again appeared to drive the markets more than fundamentals, the quantitative model was fairly effective. This effectiveness waned, however, as we moved into 2017. Investors were initially inclined to believe that the Trump agenda would be conducive to strong company earnings and a strong equity market. As that road became rockier when the healthcare initiative failed, the risk in equities was perceived to be greater towards the latter part of the quarter. In each of these environments however, fundamentals played less of a role than general sentiment. And unlike the latter part of 2016, our quantitative model was less effective in these environments.
Attribution
In any given period, stock selection factors can work better in one universe versus the other. This year, the U.S. stock selection model was much less effective than the international model. In addition, the short side of the Fund struggled more than the long side during the period, with approximately two-thirds of the negative alpha coming from the short side. The two largest country contributors were Australia and Italy, which generated positive value add on both the long and short side. The United States, the largest country weight at approximately 60% average over the 12-month period, was also the largest detractor to performance, with breakeven results in the long portion and negative results on the short side. There was wide dispersion in sector results for the 12-month period. Financials and Materials were the most significant contributors and Energy and Healthcare were the largest detractors.
Model Efficacy
In the model's US universe1, Valuation was the largest contributor to performance over the one-year period, followed by Earnings Quality. Market Dynamics (which includes Earnings Revision and Price Momentum) was negative for the same period. A similar pattern can be seen in the international universe2 although Earnings Quality was flattish rather than positive.

1 The US universe is primarily stocks in the Russell 2000 Index.
2 The international universe is primarily the MSCI EAFE Index.
Frank Russell Company ("Russell") is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor or endorse the content of this communication.
1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

The graph below shows the difference in payoffs of our model's three factors for the one-year period in the US and international investment universes. This data is calculated by subtracting the 5th quintile stock performance for each factor in our US and international universes from the performance of those in their respective 1st quintile. Payoffs in the Fund's portfolio vary from the model, since the Fund does not own all of the 1st quintile stocks or short all of the 5th quintile stocks, and the Fund owns stocks below the 1st quintile and shorts stocks above the 5th quintile.
Source: LMCG
Outlook
The U.S. equity market is starting to show some signs of age. It is currently the second longest bull market in duration and ranks third in terms of capital appreciation. Of course, we could see additional advances in equity markets in the near term, but ultimately markets move in cycles and bull markets are typically followed by corrections or bear markets. While volatility has remained fairly low since the election in November, this could change fairly quickly especially if investors become uneasy about potential corrections.
We believe that an alternative investment like the Fund – with little or no correlation to equity or fixed income markets – may serve as an important diversifier and risk dampener in the case of a market correction.
The Fund is designed to perform well regardless of the equity market environment. In an environment where the yield on the 10-yr Treasury is just 2.3%, we believe that a fund that has the ability to generate alpha on the long and short side – at a risk level approximately one-third of the equity market – could serve an important role within an overall investment program.
Sincerely,

Gordon Johnson	Shannon Ericson
Co-Portfolio Manager	Co-Portfolio Manager
LMCG Investments, LLC	LMCG Investments, LLC

2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

INVESTMENT CONSIDERATIONS
Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.
Market Neutral Style Risk - As a result of the Fund's use of short selling, the Fund will not participate to the same level as a long only mutual fund in a "bull" market.
Short Selling Risk - The Fund may engage in short sales of securities by borrowing a security and then selling it. The Fund may incur losses from unsuccessful short sales, and due to the nature of short selling, such losses may be theoretically unlimited. Short selling requires segregated account of cash and/or liquid assets with Fund's custodian which may lead to high levels of cash or liquid assets. A more detailed discussion of the Fund's risks, including risks that are unique to the Fund, can be found in its prospectus.
Equity Risk - The Fund's equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline.
Foreign Investments Risk - Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.
3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global Market Neutral Fund (the "Fund") compared with the performance of the benchmark, the Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes the reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment.
Comparison of Change in Value of a $100,000 Investment
LMCG Global Market Neutral Fund - Institutional Shares vs. Citigroup 3-Month U.S. T-Bill Index
Average Annual Total Returns
Periods Ended March 31, 2017	One Year	Since Inception(1)
LMCG Global Market Neutral Fund — Institutional Shares	-2.81%	1.82%
LMCG Global Market Neutral Fund — Investor Shares(2)	-3.09%	1.67%
Citigroup 3-Month U.S. T-Bill Index	0.34%	0.12%

(1) Institutional Shares commenced operations on May 21, 2013, and Investor Shares commenced operations on December 18, 2014.
(2) Performance for the since inception period is a blended average annual return, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the annual operating expense ratio (gross) for Investor Shares and Institutional Shares is 4.09% and 3.74%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales, the total annual operating expense ratio for Investor Shares and Institutional Shares would be 2.56% and 2.19%, respectively. However, LMCG Investments, LLC (the "Adviser") has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively through at least July 31, 2017. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund's total annual operating expenses to exceed 1.85% and 1.60% for Investor Shares and Institutional Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Long Positions - 99.4%%
Equity Securities(a) - 94.9%
Common Stock - 94.6%
Australia - 1.4%
39,592	BlueScope Steel, Ltd.	$371,164
47,840	Dexus Property Group REIT	357,058
33,812	Seven Group Holdings, Ltd.	276,578
		1,004,800
Austria - 0.7%
12,085	OMV AG	476,261
Belgium - 0.4%
12,758	bpost SA	299,326
Denmark - 1.0%
8,544	ISS A/S	323,004
5,015	Vestas Wind Systems A/S	407,921
		730,925
Finland - 2.0%
5,460	Kesko OYJ, Class B	260,304
9,558	Neste Oyj	373,745
30,441	Stora Enso OYJ, Class R	359,940
18,847	UPM-Kymmene OYJ	442,510
		1,436,499
France - 5.2%
2,474	Atos SE	305,738
5,539	BNP Paribas SA	368,588
1,450	Christian Dior SE	336,584
27,816	Credit Agricole SA	375,980
3,232	Ipsen SA	323,142
1,834	L'Oreal SA	352,747
56,766	Natixis SA	349,461
5,361	Nexity SA (b)	263,490
4,173	Renault SA	362,518
3,868	Sanofi	349,649
7,503	Societe Generale SA	380,142
		3,768,039
Germany - 1.8%
1,859	Bechtle AG	201,745
23,736	Deutsche Lufthansa AG	385,066
4,452	Fresenius SE & Co. KGaA	357,745
15,859	Suedzucker AG	397,440
		1,341,996
Ireland - 0.7%
30,899	Grafton Group PLC	276,383
25,383	UDG Healthcare PLC	222,884
		499,267
Shares	Security Description	Value
Italy - 1.8%
37,361	Amplifon SpA	$449,913
17,992	ASTM SpA	269,861
15,938	Buzzi Unicem SpA	230,212
11,833	Recordati SpA	400,669
		1,350,655
Japan - 6.7%
11,900	Canon Marketing Japan, Inc.	236,988
9,800	Hitachi High-Technologies Corp.	400,327
22,900	ITOCHU Corp.	326,012
11,200	KYORIN Holdings, Inc.	236,969
11,700	Megmilk Snow Brand Co., Ltd.	322,553
19,400	Mitsubishi Gas Chemical Co, Inc.	404,070
70,200	Nippon Suisan Kaisha, Ltd.	350,658
7,400	Nippon Telegraph & Telephone Corp.	316,374
6,000	Oracle Corp. Japan	343,975
55,000	Sankyu, Inc.	334,533
22,200	Sega Sammy Holdings, Inc.	298,591
7,800	Subaru Corp.	286,091
25,300	Sumitomo Corp.	341,319
3,400	Tokyo Electron, Ltd.	372,220
9,100	Toyo Suisan Kaisha, Ltd.	339,497
		4,910,177
Jersey - 0.4%
31,603	Phoenix Group Holdings	296,177
Netherlands - 2.4%
14,550	ABN AMRO Group NV (c)	352,816
7,946	EXOR NV	410,870
18,012	ING Groep NV	272,058
5,258	Koninklijke DSM NV	355,595
8,539	Wolters Kluwer NV	354,389
		1,745,728
Norway - 1.1%
24,785	Austevoll Seafood ASA	181,932
5,372	Leroy Seafood Group ASA	235,260
6,993	Salmar ASA	150,796
10,165	TGS Nopec Geophysical Co ASA	215,853
		783,841
Puerto Rico - 1.2%
24,622	OFG Bancorp	290,540
11,332	Popular, Inc.	461,552
9,126	Triple-S Management Corp., Class B (b)	160,344
		912,436
Singapore - 0.5%
11,200	Jardine Cycle & Carriage, Ltd.	350,805

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
South Africa - 0.5%
14,281	Mondi PLC	$345,048
Spain - 3.1%
4,577	Acciona SA	366,086
12,644	ACS Actividades de Construccion y Servicios SA	429,803
15,232	Endesa SA	357,489
17,376	Gamesa Corp Tecnologica SA	411,026
25,682	Mediaset Espana Comunicacion SA	330,677
31,932	Telefonica SA	357,425
		2,252,506
Sweden - 1.3%
18,406	Alfa Laval AB	346,913
11,447	JM AB	361,484
25,371	Peab AB	241,999
		950,396
Switzerland - 4.1%
13,797	Coca-Cola HBC AG (b)	356,185
153	Forbo Holding AG	234,002
85,423	Glencore PLC (b)	335,162
1,493	Kuehne + Nagel International AG	210,817
11,512	Logitech International SA, Class R	365,840
1,808	Lonza Group AG	341,750
676	Partners Group Holding AG	363,291
1,256	Swiss Life Holding AG (b)	405,013
1,294	Zurich Insurance Group AG	345,318
		2,957,378
United Kingdom - 4.1%
18,516	Anglo American PLC (b)	282,906
18,443	Belmond, Ltd., Class A (b)	223,160
29,985	Britvic PLC	243,330
36,209	Crest Nicholson Holdings PLC	245,974
30,070	Fiat Chrysler Automobiles NV (b)	328,524
35,973	Inchcape PLC	379,263
73,700	Kingfisher PLC	301,551
9,051	Schroders PLC	343,501
11,021	Spectris PLC	344,576
17,951	SSE PLC	331,754
		3,024,539
United States - 54.2%
29,470	8x8, Inc. (b)	449,418
10,345	Acorda Therapeutics, Inc. (b)	217,245
12,689	Aircastle, Ltd.	306,186
11,069	Alpha & Omega Semiconductor, Ltd. (b)	190,276
7,446	AMAG Pharmaceuticals, Inc. (b)	167,907
4,917	American Financial Group, Inc.	469,180
9,462	AMN Healthcare Services, Inc. (b)	384,157
12,788	ArcBest Corp.	332,488
17,804	ARMOUR Residential REIT, Inc.	404,329
9,892	BankUnited, Inc.	369,071
Shares	Security Description	Value
United States - (continued)
17,286	Barracuda Networks, Inc. (b)	$399,479
23,606	Black Box Corp.	211,274
10,972	Booz Allen Hamilton Holding Corp.	388,299
22,762	Brooks Automation, Inc.	509,869
4,597	Burlington Stores, Inc. (b)	447,242
8,481	BWX Technologies, Inc.	403,696
3,174	CACI International, Inc., Class A (b)	372,310
9,980	Cathay General Bancorp	376,046
6,521	Centene Corp. (b)	464,686
38,355	Century Aluminum Co. (b)	486,725
27,073	Chico's FAS, Inc.	384,437
17,967	Cohu, Inc.	331,671
18,416	Commercial Metals Co.	352,298
6,319	Computer Sciences Corp.	436,074
24,364	Conduent, Inc. (b)	408,828
12,607	CryoLife, Inc. (b)	209,907
21,021	Dean Foods Co.	413,273
12,667	Delek US Holdings, Inc.	307,428
7,562	DeVry Education Group, Inc.	268,073
5,668	Dick's Sporting Goods, Inc.	275,805
3,967	EMCOR Group, Inc.	249,723
8,510	Emergent BioSolutions, Inc. (b)	247,130
8,519	Employers Holdings, Inc.	323,296
6,742	Enanta Pharmaceuticals, Inc. (b)	207,654
15,274	FibroGen, Inc. (b)	376,504
10,621	First American Financial Corp.	417,193
825	First Citizens BancShares, Inc., Class A	276,680
8,129	First Interstate BancSystem, Inc., Class A	322,315
5,842	First Merchants Corp.	229,707
18,623	First Midwest Bancorp, Inc.	440,993
4,195	Five Prime Therapeutics, Inc. (b)	151,649
24,917	FutureFuel Corp.	353,323
6,368	Genesco, Inc. (b)	353,106
820	Graham Holdings Co., Class B	491,631
9,745	Great Western Bancorp, Inc.	413,285
18,598	Green Plains, Inc.	460,300
11,773	Halyard Health, Inc. (b)	448,434
8,869	Hawaiian Holdings, Inc. (b)	411,965
4,898	Heartland Financial USA, Inc.	244,655
10,114	Horizon Pharma PLC (b)	149,485
33,506	Houghton Mifflin Harcourt Co. (b)	340,086
2,586	ICU Medical, Inc. (b)	394,882
7,807	INC Research Holdings, Inc., Class A (b)	357,951
11,937	Insight Enterprises, Inc. (b)	490,491
5,583	Insperity, Inc.	494,933
11,173	INTL. FCStone, Inc. (b)	424,127
27,809	Invesco Mortgage Capital, Inc. REIT	428,815
17,336	Jabil Circuit, Inc.	501,357

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
United States - (continued)
5,275	Johnson Outdoors, Inc., Class A	$192,538
26,156	K12, Inc. (b)	500,887
29,237	KB Home	581,232
25,662	KBR, Inc.	385,700
10,418	Liberty Property Trust REIT	401,614
19,922	Louisiana-Pacific Corp. (b)	494,464
3,647	Lydall, Inc. (b)	195,479
5,042	Magellan Health, Inc. (b)	348,150
4,604	ManpowerGroup, Inc.	472,232
5,765	ManTech International Corp., Class A	199,642
10,855	MarineMax, Inc. (b)	235,011
56,961	McDermott International, Inc. (b)	384,487
9,435	MDC Holdings, Inc.	283,522
15,228	MDU Resources Group, Inc.	416,790
11,727	Merit Medical Systems, Inc. (b)	338,910
8,198	Movado Group, Inc.	204,540
19,397	MRC Global, Inc. (b)	355,547
22,316	Nabors Industries, Ltd.	291,670
30,108	Newpark Resources, Inc. (b)	243,875
50,416	OraSure Technologies, Inc. (b)	651,879
8,666	Owens Corning	531,832
6,684	Preferred Bank/Los Angeles CA	358,663
27,487	Rayonier Advanced Materials, Inc.	369,700
15,181	Regis Corp. (b)	177,921
3,283	Reinsurance Group of America, Inc.	416,875
14,174	Sanmina Corp. (b)	575,464
6,566	ScanSource, Inc. (b)	257,716
9,712	SkyWest, Inc.	332,636
39,802	SLM Corp. (b)	481,604
19,369	Sonic Automotive, Inc., Class A	388,348
29,653	Spectrum Pharmaceuticals, Inc. (b)	192,745
23,916	Steelcase, Inc., Class A	400,593
15,034	Sucampo Pharmaceuticals, Inc., Class A (b)	165,374
7,307	Sykes Enterprises, Inc. (b)	214,826
4,312	SYNNEX Corp.	482,685
4,741	Tech Data Corp. (b)	445,180
13,983	Telephone & Data Systems, Inc.	370,689
15,293	Teradyne, Inc.	475,612
8,095	The Greenbrier Cos., Inc.	348,895
12,786	The Hackett Group Inc.	249,199
7,455	The Marcus Corp.	239,306
33,059	TRI Pointe Group, Inc. (b)	414,560
17,424	TriNet Group, Inc. (b)	503,554
20,549	TrueCar, Inc. (b)	317,893
28,837	TTM Technologies, Inc. (b)	465,141
8,128	UGI Corp.	401,523
5,634	Universal Corp.	398,606
12,133	Voya Financial, Inc.	460,569
23,812	Wabash National Corp.	492,670
Shares	Security Description	Value
United States - (continued)
8,953	World Fuel Services Corp.	$324,546
7,357	WSFS Financial Corp.	338,054
		39,510,495
Total Common Stock (Cost $59,118,980)		68,947,294
Shares	Security Description	Rate	Value
Preferred Stock - 0.3%
Germany - 0.3%
1,596	Volkswagen AG	0.17%	232,666
Total Preferred Stock (Cost $203,919)			232,666
Total Equity Securities (Cost $59,322,899)			69,179,960
Money Market Fund - 4.5%
3,309,271	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.51% (d) (Cost $3,309,271)		3,309,271
Total Long Positions - 99.4% (Cost $62,632,170)*			$72,489,231
Total Short Positions - (95.2)% (Proceeds $(66,498,373))*			(69,427,202)
Other Assets & Liabilities, Net – 95.8%			69,838,982
Net Assets – 100.0%			$72,901,011

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2017

Shares	Security Description	Value
Short Positions - (95.2)%
Equity Securities - (95.2)%
Common Stock - (94.8)%
Austria - (0.6)%
(18,303)	Raiffeisen Bank International AG	$(412,765)
Belgium - (0.3)%
(7,288)	Ontex Group NV	(233,906)
Bermuda - (0.5)%
(12,750)	Golar LNG, Ltd.	(356,108)
Denmark - (1.5)%
(8,340)	Bavarian Nordic A/S	(423,293)
(3,672)	Carlsberg A/S, Class B	(339,082)
(9,262)	Novozymes A/S, Class B	(366,957)
		(1,129,332)
Finland - (0.9)%
(9,229)	Huhtamaki OYJ	(328,424)
(7,190)	Sampo Oyj, Class A	(341,171)
		(669,595)
France - (5.3)%
(2,969)	Aeroports de Paris	(366,807)
(16,961)	Bureau Veritas SA	(357,514)
(4,122)	Dassault Systemes SE	(356,519)
(4,686)	DBV Technologies SA	(327,680)
(34,159)	Groupe Eurotunnel SE	(343,364)
(818)	Hermes International	(387,229)
(3,752)	Ingenico Group SA	(353,875)
(3,461)	Remy Cointreau SA	(338,591)
(4,840)	Safran SA	(361,228)
(11,922)	SFR Group SA	(374,401)
(65,800)	Technicolor SA	(302,402)
		(3,869,610)
Germany - (2.4)%
(15,503)	alstria office REIT-AG	(189,563)
(3,952)	Beiersdorf AG	(373,974)
(2,239)	Bertrandt AG	(217,382)
(5,012)	HUGO BOSS AG	(365,492)
(13,558)	K+S AG	(315,142)
(4,734)	Symrise AG	(314,818)
		(1,776,371)
Hong Kong - (0.4)%
(37,000)	Cheung Kong Infrastructure Holdings, Ltd.	(290,570)
Ireland - (0.4)%
(3,371)	Kerry Group PLC, Class A	(267,274)
Shares	Security Description	Value
Italy - (0.9)%
(50,797)	Anima Holding SpA	$(303,263)
(14,188)	Buzzi Unicem SpA	(362,667)
		(665,930)
Japan - (6.5)%
(10,500)	Calbee, Inc.	(358,640)
(1,800)	FANUC Corp.	(370,568)
(1,100)	Fast Retailing Co., Ltd.	(346,152)
(5,300)	GMO Payment Gateway, Inc.	(264,038)
(11,200)	Hamamatsu Photonics KK	(323,261)
(19,900)	Kakaku.com, Inc.	(271,666)
(11,200)	MonotaRO Co., Ltd.	(347,095)
(3,100)	Nidec Corp.	(296,064)
(13,300)	Ono Pharmaceutical Co., Ltd.	(275,812)
(2,400)	Shimano, Inc.	(351,523)
(31,000)	Sumitomo Metal Mining Co., Ltd.	(443,335)
(7,900)	Suntory Beverage & Food, Ltd.	(333,737)
(19,500)	Topcon Corp.	(349,294)
(16,700)	Unicharm Corp.	(401,344)
		(4,732,529)
Jordan - (0.5)%
(14,894)	Hikma Pharmaceuticals PLC	(369,956)
Luxembourg - (0.5)%
(20,621)	Tenaris SA	(356,586)
Netherlands - (2.3)%
(18,221)	Altice NV, Class A	(412,136)
(5,170)	Euronext NV	(225,437)
(5,885)	Gemalto NV	(328,300)
(18,540)	OCI NV	(355,800)
(36,174)	TomTom NV	(352,036)
		(1,673,709)
New Zealand - (0.7)%
(41,101)	Fisher & Paykel Healthcare Corp., Ltd.	(279,298)
(43,172)	Ryman Healthcare, Ltd.	(254,397)
		(533,695)
Norway - (0.8)%
(19,037)	Marine Harvest ASA	(290,398)
(8,581)	Yara International ASA	(330,521)
		(620,919)
Peru - (0.6)%
(12,628)	Southern Copper Corp.	(453,219)
Singapore - (0.5)%
(50,800)	Oversea-Chinese Banking Corp., Ltd.	(352,858)

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2017

Shares	Security Description	Value
Spain - (1.3)%
(21,120)	Atresmedia Corp de Medios de Comunicacion SA	$(266,450)
(48,134)	Inmobiliaria Colonial SA	(359,823)
(16,227)	Red Electrica Corp. SA	(311,143)
(1,467)	Zardoya Otis SA	(13,547)
		(950,963)
Sweden - (2.7)%
(18,514)	Assa Abloy AB, Class B	(380,605)
(24,799)	Castellum AB	(328,700)
(3,350)	L E Lundbergforetagen AB, Class B	(227,054)
(15,281)	Lundin Petroleum AB	(310,146)
(10,695)	Swedish Match AB	(347,575)
(17,489)	Trelleborg AB, Class B	(374,416)
		(1,968,496)
Switzerland - (3.7)%
(3,370)	Basilea Pharmaceutica AG	(291,034)
(65)	Chocoladefabriken Lindt & Spruengli AG	(368,310)
(21,516)	Credit Suisse Group AG	(320,128)
(1,199)	Daetwyler Holding AG	(184,987)
(3,649)	PSP Swiss Property AG	(332,025)
(4,507)	The Swatch Group AG	(313,851)
(1,063)	The Swatch Group AG - BR	(380,584)
(72,686)	Weatherford International PLC	(483,362)
		(2,674,281)
United Kingdom - (6.7)%
(38,977)	3i Group PLC	(365,958)
(25,461)	Aggreko PLC	(281,586)
(28,898)	Babcock International Group PLC	(319,310)
(10,215)	Derwent London PLC REIT	(359,846)
(37,717)	Inmarsat PLC	(401,827)
(6,897)	Next PLC	(373,106)
(45,899)	Pearson PLC	(391,374)
(40,827)	Rolls-Royce Holdings PLC	(385,695)
(4,014)	Shire PLC	(233,884)
(45,848)	Standard Chartered PLC	(438,533)
(18,197)	Travis Perkins PLC	(345,215)
(115,397)	Tullow Oil PLC	(340,385)
(25,905)	United Utilities Group PLC	(322,543)
(12,630)	Victrex PLC	(301,003)
		(4,860,265)
United States - (54.8)%
(7,561)	Acadia Healthcare Co., Inc.	(329,660)
(7,315)	ACADIA Pharmaceuticals, Inc.	(251,490)
(13,957)	Aerojet Rocketdyne Holdings, Inc.	(302,867)
(33,530)	Amicus Therapeutics, Inc.	(239,069)
(12,173)	Aqua America, Inc.	(391,362)
(4,310)	athenahealth, Inc.	(485,694)
(6,481)	AZZ, Inc.	(385,619)
(18,005)	Banc of California, Inc.	(372,703)
(4,690)	Bank of Hawaii Corp.	(386,268)
Shares	Security Description	Value
United States - (continued)
(7,901)	Banner Corp.	$(439,612)
(15,008)	Bottomline Technologies de, Inc.	(354,939)
(8,765)	Brinker International, Inc.	(385,309)
(9,711)	Brown & Brown, Inc.	(405,143)
(1,905)	Buffalo Wild Wings, Inc.	(290,989)
(23,511)	Callidus Software, Inc.	(501,960)
(50,845)	Cerus Corp.	(226,260)
(10,035)	Cheniere Energy, Inc.	(474,354)
(7,333)	Chuy's Holdings, Inc.	(218,523)
(18,436)	Ciena Corp.	(435,274)
(15,739)	Clifton Bancorp, Inc.	(254,814)
(5,938)	Cohen & Steers, Inc.	(237,342)
(8,897)	Commerce Bancshares, Inc.	(499,656)
(5,475)	Compass Minerals International, Inc.	(371,479)
(7,746)	Computer Programs and Systems, Inc.	(216,888)
(11,644)	Cornerstone OnDemand, Inc.	(452,835)
(26,228)	Covanta Holding Corp.	(411,780)
(6,123)	DexCom, Inc.	(518,802)
(28,943)	Diplomat Pharmacy, Inc.	(461,641)
(54,804)	Endologix, Inc.	(396,781)
(8,950)	Envestnet, Inc.	(289,085)
(7,575)	Ethan Allen Interiors, Inc.	(232,174)
(11,153)	Federated Investors, Inc., Class B	(293,770)
(6,036)	Fiesta Restaurant Group, Inc.	(146,071)
(6,975)	FirstCash, Inc.	(342,821)
(9,279)	Five Below, Inc.	(401,873)
(33,039)	Flotek Industries, Inc.	(422,569)
(22,793)	Flowers Foods, Inc.	(442,412)
(33,129)	GenMark Diagnostics, Inc.	(424,714)
(11,513)	Gigamon, Inc.	(409,287)
(47,232)	GNC Holdings, Inc., Class A	(347,628)
(4,633)	Graco, Inc.	(436,151)
(7,238)	Guidewire Software, Inc.	(407,717)
(14,980)	H&E Equipment Services, Inc.	(367,310)
(11,827)	Healthcare Services Group, Inc.	(509,625)
(8,927)	Healthcare Trust of America, Inc., Class A REIT	(280,843)
(19,165)	Heartland Express, Inc.	(384,258)
(63,685)	Hecla Mining Co.	(336,894)
(4,273)	Helen of Troy, Ltd.	(402,517)
(13,688)	Heron Therapeutics, Inc.	(205,320)
(13,823)	Impinj, Inc.	(418,422)
(52,629)	Infinera Corp.	(538,395)
(4,352)	IPG Photonics Corp.	(525,286)
(23,115)	Kate Spade & Co.	(536,961)
(12,134)	Keysight Technologies, Inc.	(438,523)
(11,796)	Knight Transportation, Inc.	(369,805)
(4,747)	La Jolla Pharmaceutical Co.	(141,698)
(21,567)	MaxLinear, Inc., Class A	(604,954)
(11,764)	Meridian Bioscience, Inc.	(162,343)
(6,683)	Monro Muffler Brake, Inc.	(348,184)

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT MARCH 31, 2017

Shares	Security Description	Value
United States - (continued)
(13,645)	Nektar Therapeutics	$(320,248)
(28,674)	New York Community Bancorp, Inc.	(400,576)
(13,223)	NN, Inc.	(333,220)
(14,980)	Northfield Bancorp, Inc.	(269,940)
(21,611)	Northwest Bancshares, Inc.	(363,929)
(16,102)	Oceaneering International, Inc.	(436,042)
(7,461)	OceanFirst Financial Corp.	(210,214)
(18,280)	OneBeacon Insurance Group, Ltd., Class A	(292,480)
(31,545)	ORBCOMM, Inc.	(301,255)
(13,418)	Oritani Financial Corp.	(228,106)
(4,974)	OSI Systems, Inc.	(363,052)
(51,704)	Pacific Biosciences of California, Inc.	(267,310)
(3,444)	Palo Alto Networks, Inc.	(388,070)
(29,319)	Pandora Media, Inc.	(346,257)
(38,329)	PGT Innovations, Inc.	(412,037)
(23,038)	Physicians Realty Trust REIT	(457,765)
(3,964)	Polaris Industries, Inc.	(332,183)
(11,571)	Portola Pharmaceuticals, Inc.	(453,467)
(5,243)	ProAssurance Corp.	(315,891)
(6,924)	Proto Labs, Inc.	(353,816)
(5,882)	Puma Biotechnology, Inc.	(218,810)
(18,348)	Rambus, Inc.	(241,093)
(18,945)	Rice Energy, Inc.	(448,996)
(6,119)	RLI Corp.	(367,262)
(12,825)	Sabre Corp.	(271,762)
(3,981)	Seattle Genetics, Inc.	(250,246)
(22,334)	SeaWorld Entertainment, Inc.	(408,042)
(6,562)	SEI Investments Co.	(330,987)
(11,210)	South Jersey Industries, Inc.	(399,636)
(20,511)	Sportsman's Warehouse Holdings, Inc.	(98,043)
(55,522)	SRC Energy, Inc.	(468,606)
(6,964)	Stewart Information Services Corp.	(307,670)
(18,830)	Syntel, Inc.	(316,909)
(15,735)	TASER International, Inc.	(358,601)
(6,340)	Team, Inc.	(171,497)
(25,158)	TFS Financial Corp.	(418,126)
(11,179)	The Advisory Board Co.	(523,177)
(2,471)	The Boston Beer Co., Inc., Class A	(357,430)
(3,010)	The Middleby Corp.	(410,714)
(34,601)	TherapeuticsMD, Inc.	(249,127)
(17,729)	Tile Shop Holdings, Inc.	(341,283)
(19,536)	Twitter, Inc.	(292,063)
(4,607)	Universal Display Corp.	(396,663)
(7,099)	US Concrete, Inc.	(458,240)
(10,886)	USG Corp.	(346,175)
(4,935)	ViaSat, Inc.	(314,952)
(19,522)	Virtu Financial, Inc., Class A	(331,874)
(16,678)	Waddell & Reed Financial, Inc., Class A	(283,526)
Shares	Security Description	Value
United States - (continued)
(15,589)	Werner Enterprises, Inc.	$(408,432)
(7,341)	Williams-Sonoma, Inc.	(393,624)
(36,547)	WisdomTree Investments, Inc.	(331,847)
(5,356)	Zebra Technologies Corp.	(488,735)
(11,835)	Zoe's Kitchen, Inc.	(218,948)
		(39,935,677)
Total Common Stock (Proceeds $(66,274,578))		(69,154,614)
Preferred Stock - (0.4)%
Germany - (0.4)%
(3,108)	Sartorius AG REIT (Proceeds $(223,795))	(272,588)
Total Equity Securities (Proceeds $(66,498,373))		(69,427,202)
Total Short Positions - (95.2)% (Proceeds $(66,498,373))		$(69,427,202)

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2017

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $352,816 or 0.5% of net assets.
(d)	Variable rate security. Rate presented is as of March 31, 2017.

*  Cost for federal income tax purposes is $(3,276,928) and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,956,795
Gross Unrealized Depreciation	(8,617,838)
Net Unrealized Appreciation	$6,338,957

The following is a summary of the inputs used to value the Fund's investments and liabilities as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$-	$1,004,800	$-	$1,004,800
Austria	-	476,261	-	476,261
Belgium	-	299,326	-	299,326
Denmark	-	730,925	-	730,925
Finland	-	1,436,499	-	1,436,499
France	-	3,768,039	-	3,768,039
Germany	-	1,341,996	-	1,341,996
Ireland	-	499,267	-	499,267
Italy	-	1,350,655	-	1,350,655
Japan	-	4,910,177	-	4,910,177
Jersey	-	296,177	-	296,177
Netherlands	-	1,745,728	-	1,745,728
Norway	-	783,841	-	783,841
Puerto Rico	912,436	-	-	912,436
Singapore	-	350,805	-	350,805
South Africa	-	345,048	-	345,048
Spain	-	2,252,506	-	2,252,506
Sweden	-	950,396	-	950,396
Switzerland	-	2,957,378	-	2,957,378
United Kingdom	223,160	2,801,379	-	3,024,539
United States	39,510,495	-	-	39,510,495
Preferred Stock
Germany	-	232,666	-	232,666
Money Market Fund	-	3,309,271	-	3,309,271
Total Investments At Value	$40,646,091	$31,843,140	$-	$72,489,231

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2017

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Austria	$-	$(412,765)	$-	$(412,765)
Belgium	-	(233,906)	-	(233,906)
Bermuda	(356,108)	-	-	(356,108)
Denmark	-	(1,129,332)	-	(1,129,332)
Finland	-	(669,595)	-	(669,595)
France	-	(3,869,610)	-	(3,869,610)
Germany	-	(1,776,371)	-	(1,776,371)
Hong Kong	-	(290,570)	-	(290,570)
Ireland	-	(267,274)	-	(267,274)
Italy	-	(665,930)	-	(665,930)
Japan	-	(4,732,529)	-	(4,732,529)
Jordan	-	(369,956)	-	(369,956)
Luxembourg	-	(356,586)	-	(356,586)
Netherlands	-	(1,673,709)	-	(1,673,709)
New Zealand	-	(533,695)	-	(533,695)
Norway	-	(620,919)	-	(620,919)
Peru	(453,219)	-	-	(453,219)
Singapore	-	(352,858)	-	(352,858)
Spain	-	(950,963)	-	(950,963)
Sweden	-	(1,968,496)	-	(1,968,496)
Switzerland	(483,362)	(2,190,919)	-	(2,674,281)
United Kingdom	-	(4,860,265)	-	(4,860,265)
United States	(39,935,677)	-	-	(39,935,677)
Preferred Stock
Germany	-	(272,588)	-	(272,588)
Total Securities Sold Short	$(41,228,366)	$(28,198,836)	$-	$(69,427,202)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2017.
At March 31, 2017, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:
LMCG Global Market Neutral Fund

Long Securities 39.14%
Short Securities (38.68)%

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT MARCH 31, 2017

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	1.4%	0.0%
Austria	0.6%	0.6%
Belgium	0.4%	0.3%
Bermuda	0.0%	0.5%
Denmark	1.0%	1.6%
Finland	2.0%	1.0%
France	5.2%	5.6%
Germany	2.2%	2.9%
Hong Kong	0.0%	0.4%
Ireland	0.7%	0.4%
Italy	1.8%	1.0%
Japan	6.8%	6.8%
Jersey	0.4%	0.0%
Jordan	0.0%	0.5%
Luxembourg	0.0%	0.5%
Netherlands	2.4%	2.4%
New Zealand	0.0%	0.8%
Norway	1.1%	0.9%
Peru	0.0%	0.7%
Puerto Rico	1.2%	0.0%
Singapore	0.5%	0.5%
South Africa	0.5%	0.0%
Spain	3.1%	1.4%
Sweden	1.3%	2.8%
Switzerland	4.1%	3.9%
United Kingdom	4.2%	7.0%
United States	59.1%*	57.5%
	100.0%	100.0%

*Includes Money Market Fund totaling 4.6%.

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2017

ASSETS
. Total investments, at value (Cost $62,632,170)	$72,489,231
Deposits with brokers	69,614,231
Cash	2,763
Foreign currency (Cost $81,736)	81,989
Receivables:
Fund shares sold	72,819
Dividends	201,603
Prepaid expenses	20,505
Total Assets	142,483,141

LIABILITIES
Securities sold short, at value (Proceeds $66,498,373)	69,427,202
Payables:
Fund shares redeemed	21,359
Dividends on securities sold short	37,797
Accrued Liabilities:
Investment adviser fees	33,496
Trustees' fees and expenses	260
Fund services fees	15,288
Professional fees	22,258
Other expenses	24,470
Total Liabilities	69,582,130

NET ASSETS	$72,901,011

COMPONENTS OF NET ASSETS
Paid-in capital	$74,263,969
Accumulated net investment loss	(170,901)
Accumulated net realized loss	(8,119,072)
Net unrealized appreciation	6,927,015
NET ASSETS	$72,901,011

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	514,043
Institutional Shares	6,287,205

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $5,480,004)	$10.66
Institutional Shares (based on net assets of $67,421,007)	$10.72

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $131,732) .	$1,574,888
Interest income	141,423
Total Investment Income	1,716,311
Adviser
EXPENSES
Investment adviser fees	825,373
Fund services fees	214,392
Transfer agent fees:
Investor Shares	2,522
Institutional Shares	25,359
Distribution fees:
Investor Shares	18,891
Custodian fees	502,416
Registration fees:
Investor Shares	12,321
Institutional Shares	12,211
Professional fees	67,717
Trustees' fees and expenses	10,113
Dividend expense on securities sold short	1,320,258 #
Other expenses	143,112
Total Expenses	3,154,685
Fees waived	(494,940)
Net Expenses	2,659,745

NET INVESTMENT LOSS	(943,434)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,792,528
Foreign currency transactions	(17,707)
Securities sold short	(11,844,698)
Net realized loss	(6,069,877)
Net change in unrealized appreciation (depreciation) on:
Investments	6,977,043
Foreign currency translations	(1,857)
Securities sold short	(3,621,871)
Net change in unrealized appreciation (depreciation)	3,353,315
NET REALIZED AND UNREALIZED LOSS	(2,716,562)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,659,996)

See Notes to Financial Statements.	15	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS

			For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
OPERATIONS
	Net investment loss		$(943,434)	$(1,331,933)
	Net realized loss		(6,069,877)	(908,588)
	Net change in unrealized appreciation (depreciation)		3,353,315	721,611
Decrease in Net Assets Resulting from Operations			(3,659,996)	(1,518,910)

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares	3,158,386	13,677,091
		Institutional Shares	27,319,837	58,496,549
	Redemption of shares:
	1	Investor Shares	(12,675,187)	(3,692,502)
	2	Institutional Shares	(63,937,598)	(8,269,340)
Increase (Decrease) in Net Assets from Capital Share Transactions			(46,134,562)	60,211,798
Increase (Decrease) in Net Assets			(49,794,558)	58,692,888

NET ASSETS
	Beginning of Year		122,695,569	64,002,681
	End of Year (Including line (a))		$72,901,011	$122,695,569

SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares	294,651	1,224,668
		Institutional Shares	2,533,406	5,199,050
	Redemption of shares:
		Investor Shares	(1,187,375)	(331,429)
		Institutional Shares	(5,968,588)	(743,813)
Increase (Decrease) in Shares			(4,327,906)	5,348,476

(a)	Accumulated net investment loss		$(170,901)	$(625,956)

See Notes to Financial Statements.	16	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	December 18, 2014 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.00	$11.07	$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.15)	(0.20)	(0.05)
Net realized and unrealized gain (loss)	(0.19)	0.13 (c)	0.25
Total from Investment Operations	(0.34)	(0.07)	0.20
NET ASSET VALUE, End of Period	$10.66	$11.00	$11.07
TOTAL RETURN	(3.09)%	(0.63)%	1.84	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$5,480	$15,468	$5,683
Ratios to Average Net Assets:
Net investment loss	(1.42)%	(1.81)%	(1.73	)%(e)
Net expenses including dividend expenses	3.56%	3.38%	3.30	%(e)
Dividend expenses	1.71%	1.53%	1.45	%(e)
Net expenses without dividend expenses	1.85%	1.85%	1.85	%(e)
Gross expenses (f)	4.38%	4.09%	5.73	%(e)
PORTFOLIO TURNOVER RATE	95%	124%	104	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	17	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	May 21, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.03	$11.07	$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.12)	(0.17)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	(0.19)	0.13 (c)	1.12	0.22
Total from Investment Operations	(0.31)	(0.04)	0.96	0.11
REDEMPTION FEES (b)	—	—	— (d)	—
NET ASSET VALUE, End of Period	$10.72	$11.03	$11.07	$10.11
TOTAL RETURN	(2.81)%	(0.36)%	9.50%	1.10	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$67,421	$107,228	$58,320	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.11)%	(1.53)%	(1.49)%	(1.27	)%(f)
Net expenses including dividend expenses	3.18%	3.15%	2.91%	2.94	%(f)
Dividend expenses	1.58%	1.55%	1.31%	1.34	%(f)
Net expenses without dividend expenses	1.60%	1.60%	1.60%	1.60	%(f)
Gross expenses (g)	3.76%	3.74%	4.63%	8.73	%(f)
PORTFOLIO TURNOVER RATE	95%	124%	104%	62	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Dear Shareholder:
The last twelve months ending March 31, 2017 exceeded our expectations in many ways. We are pleased to report that the LMCG Global MultiCap Fund (the "Fund") weathered several surprises in world politics. While so much has been said about the longer term implications of the stunning Brexit vote in June and the even greater surprise of the Trump election in November, we would point out these events offered disciplined investors compelling opportunities to add value.
The Fund strives to combine added value from both stock selection and asset allocation with the goal of producing more consistent as well as robust returns over time. Stock selection continued to be challenging in nearly every asset class while asset allocation and risk management had one of its finest years since inception of the Fund. The Brexit vote and the U.S. election created a great deal of short term disruption in markets which opens the door for one of our favorite investment disciplines – to rebalance into market over-reaction. The Brexit vote pushed the British pound sharply lower relative to nearly every world currency and the Euro itself was also shaken by the vote which was seen as a negative referendum on the currency itself. From the vantage point of a long term equity investor, European shares that were already inexpensive relative to American and Asian counterparts with equivalent growth prospects, were marked down to attractive levels for several weeks. We brought UK and European equities back to pre-Brexit targets and enjoyed the benefits well into the first quarter of 2017.
Risk balancing played an important strategic role for us during the U.S. election. We have been overweight to U.S. banks for some time feeling that we were both protecting the Fund's investments from surprise re-inflation (banks would profit from rising interest rates associated with inflation) and would offset a potential fall in non-U.S. dollar currency that would accompany strong U.S. economic growth. The election of Donald Trump also brought with it the possibility of banking de-regulation along with a surprise interest rate increase. The surge in bank shares helped produce one of the strongest quarters in the Fund's history. We sold down bank stocks in the fourth quarter, but we added to the Fund's European financials in the first quarter for similar reasons – interest rate risk protection but at a much more affordable price than in the United States.
Election losers turn around in early 2017: Health care stocks, whose share prices split dramatically along the lines of the Affordable Care Act winners and losers following the Trump victory, reversed course in the first quarter of 2017. Failure to repeal and replace the Affordable Care Act was a surprise, however, and that failure diminished expectations somewhat for strengthening the insurance foundation of the health care industry. Efforts to adjust U.S. corporate tax code replaced the efforts to repeal the Affordable Care Act. As a result, health care stock selection was the most difficult area for the Fund post-election, but strong markets kept the share prices steady.
Bond markets remain supportive as central bank policies evolve: So far the potential for budget-straining expenditures on infrastructure and the inevitable reversal of central bank quantitative easing and balance sheet maintenance has not been felt in the bond market. Corporate bond and high yield debt markets in the U.S. and in Europe have been accommodating. While anxiety has been increasing within the Eurozone as French elections loom in May, yields on sovereign debt have been relatively unaffected. Interest rate sensitive "bond surrogates" regained leadership as rate pressures eased through the quarter.
Outlook and Strategy – Spring and Summer – 2017
When the best sources of investment perspective tell you that what is happening in Washington, DC on policy will likely drive investment returns in 2017, the NASCAR yellow caution flag should immediately be waved. Let the flag waving begin, because the summer news headlines will likely be dominated by Washington-centric tax policy issues.
The good news, first and foremost, is that corporate tax policy reform in the United States could yield a near-term dividend and long-term improvement in capital allocation that would likely stimulate stalled productivity growth. We find it healthy that the strange distortions our tax code now creates for U.S. companies that do business in foreign markets – which is just about any sizable corporation outside of the electric utilities industry – may actually be resolved within the next year.
For better and for worse, a significant share of the world's economic activity is controlled by a narrowing group of global enterprises generating profits in multiple locations around the world. A growing portion of those profits earned by U.S. companies outside of the United States are not "brought back" to this country for a very rational reason – they would be taxed at a 35% rate, a rate higher than nearly every other country in the world. Capital Economics of London recently estimated that around $2.5 trillion of cash from these repatriated profits are invested overseas – where companies have logically and legally sheltered those profits. That sum is over six times higher than a similar estimate of $400 million made in 2002. Many of these "global brand exporters" would stand to benefit from a corporate "tax holiday" that the Trump administration has been promoting.
19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Many other issues will be influencing share prices in the next few months, not the least of which includes the presidential election in France, which has become, in part, a referendum on the Euro. We are watching for financial strains that may emanate from a bad outcome. Interest rates have dropped further in the U.S. and worldwide over the past month, and we don't necessarily think that's good news.
Our only changes in the Fund's portfolio in the first quarter included a small increase in emerging markets exposure, specifically we added exposure to Mexico and an increase in European financials with proceeds from gains taken from International Small Cap stocks and larger European stocks. These shifts are consistent with our approach to rebalancing. We also added to the Fund's position in U.S. small cap value stocks for their potential defensive qualities.

Sincerely,
Jeffrey P. Davis
Portfolio Manager
LMCG Investments, LLC

INVESTMENT CONSIDERATIONS
Equity Risk - The Fund's equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.
Foreign & Emerging Markets Investing Risks - As a result of political or economic instability in foreign coun-tries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.
Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.
20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG Global MultiCap Fund (the "Fund") compared with the performance of the benchmark, the MSCI All Country World Investable Market Index (the "MSCI ACWI"), since inception. The MSCI ACWI is a stock market index that is designed to measure the equity market performance of developed and emerging markets. The total return of the MSCI ACWI includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI ACWI does not include expenses. The Fund is professionally managed, while the MSCI ACWI is unmanaged and is not available for investment.
Comparison of Change in Value of a $100,000 Investment
LMCG Global MultiCap Fund - Institutional Shares vs. MSCI All Country World Investable Market Index
Average Annual Total Returns
Periods Ended March 31, 2017	One Year	Since Inception(1)
LMCG Global MultiCap Fund — Institutional Shares	18.11%	7.37%
LMCG Global MultiCap Fund — Investor Shares (2)	17.76%	7.19%
MSCI All Country World Investable Market Index (3)	15.37%	6.95%

(1)    Institutional Shares commenced operations on September 11, 2013, and Investor Shares commenced operations on March 3, 2015.
(2)	Performance for the since inception period is a blended average annual return, which include the returns of the Institutional Shares prior to the commencement of the Investor Shares.
(3)	MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the annual operating expense ratio (gross) for Investor Shares and Institutional Shares is 149.96% and 16.24%, respectively. However, LMCG Investments, LLC (the "Adviser") has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively through at least July 31, 2017. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund's total annual operating expenses to exceed 1.45% and 1.20% for Investor Shares and Institutional Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Equity Securities - 97.2%
Common Stock - 96.2%
Australia - 0.3%
1,311	Downer EDI, Ltd.	$5,802
Austria - 0.2%
220	CA Immobilien Anlagen AG (a)	4,829
Belgium - 0.5%
84	Anheuser-Busch InBev SA/NV	9,204
Canada - 2.0%
200	Canadian National Railway Co.	14,763
594	Goldcorp, Inc.	8,666
200	Intact Financial Corp.	14,224
		37,653
China - 3.7%
56	Alibaba Group Holding, Ltd., ADR (a)	6,038
15,000	Bank of China, Ltd., Class H	7,459
9,000	Bank of Communications Co., Ltd., Class H	7,006
10,000	China Construction Bank Corp., Class H	8,057
11,000	Geely Automobile Holdings, Ltd.	16,858
3,300	Guangzhou R&F Properties Co., Ltd., Class H	5,156
13,000	Industrial & Commercial Bank of China, Ltd., Class H	8,507
400	Tencent Holdings, Ltd.	11,524
		70,605
Denmark - 0.6%
330	Danske Bank A/S	11,252
France - 3.6%
450	AXA SA	11,626
184	BNP Paribas SA	12,244
100	Nexity SA (a)	4,915
106	Sanofi	9,582
280	TOTAL SA	14,158
201	Vinci SA	15,961
		68,486
Germany - 4.4%
83	Allianz SE	15,392
146	BASF SE	14,456
111	Bayer AG	12,789
146	Daimler AG	10,775
143	SAP SE	14,029
118	Siemens AG	16,163
		83,604
Hong Kong - 0.3%
500	China Mobile, Ltd.	5,499
Shares	Security Description	Value
India - 0.3%
393	Infosys, Ltd., ADR	$6,209
Ireland - 0.5%
219	AerCap Holdings NV (a)	10,067
Italy - 1.1%
980	Enel SpA	4,611
519	Eni SpA	8,498
2,895	Intesa Sanpaolo SpA	7,875
		20,984
Japan - 4.5%
300	Credit Saison Co., Ltd.	5,376
100	DIC Corp.	3,698
400	Honda Motor Co., Ltd.	12,076
195	Hoya Corp.	9,421
1,800	Mitsubishi UFJ Financial Group, Inc.	11,338
1,000	Penta-Ocean Construction Co., Ltd.	4,840
800	Sumitomo Electric Industries, Ltd.	13,299
205	Tokyo Seimitsu Co., Ltd.	6,473
1,000	Toray Industries, Inc.	8,900
200	Toyota Motor Corp.	10,855
		86,276
Malaysia - 0.4%
2,300	Tenaga Nasional Bhd	7,128
Malta - 0.2%
400	Kindred Group PLC, SDR	4,143
Mexico - 0.2%
1,800	Wal-Mart de Mexico SAB de CV	4,153
Netherlands - 1.9%
1,000	ING Groep NV	15,104
270	InterXion Holding NV (a)	10,681
198	Royal Dutch Shell PLC, ADR	10,441
		36,226
Norway - 0.1%
62	Leroy Seafood Group ASA	2,715
Russian Federation - 0.3%
170	Tatneft PJSC, ADR	6,264
Singapore - 0.5%
3,500	Singapore Press Holdings, Ltd.	8,882
South Africa - 0.3%
110	Capitec Bank Holdings, Ltd.	6,245

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
South Korea - 2.4%
16	CJ CheilJedang Corp.	$5,051
80	Dongbu Insurance Co., Ltd.	4,579
42	Hyosung Corp.	5,090
97	Korea Electric Power Corp.	4,038
130	LG Electronics, Inc.	7,897
22	POSCO	5,714
7	Samsung Electronics Co., Ltd.	12,883
		45,252
Spain - 1.0%
3,000	Banco Santander SA (a)	18,364
Sweden - 0.9%
402	Investor AB, Class B	16,903
Switzerland - 1.9%
550	ABB, Ltd.	12,873
30	Flughafen Zuerich AG	6,392
216	Nestle SA	16,578
		35,843
Taiwan - 2.0%
5,680	China Life Insurance Co., Ltd.	5,617
2,000	Formosa Chemicals & Fibre Corp.	6,222
2,442	Hon Hai Precision Industry Co., Ltd.	7,324
3,000	Nan Ya Plastics Corp.	7,108
2,000	Taiwan Semiconductor Manufacturing Co., Ltd.	12,541
		38,812
Thailand - 0.3%
600	PTT PCL, NVDR	6,757
United Kingdom - 6.0%
420	BHP Billiton PLC	6,478
2,184	BP PLC	12,571
178	British American Tobacco PLC	11,810
430	GlaxoSmithKline PLC	8,941
2,107	HSBC Holdings PLC	17,187
322	Liberty Global PLC, Class C (a)	11,283
13,000	Lloyds Banking Group PLC	10,812
534	Royal Dutch Shell PLC, Class B	14,679
82	Spirax-Sarco Engineering PLC	4,902
2,138	Taylor Wimpey PLC	5,171
79	Willis Towers Watson PLC	10,340
		114,174
United States - 55.8%
273	Abbott Laboratories	12,124
197	AbbVie, Inc.	12,837
42	Acuity Brands, Inc.	8,568
559	AES Corp.	6,250
123	Akamai Technologies, Inc. (a)	7,343
33	Alphabet, Inc., Class A (a)	27,977
Shares	Security Description	Value

25	Amazon.com, Inc. (a)	$22,164
126	Ameriprise Financial, Inc.	16,340
86	Anthem, Inc.	14,223
247	Apache Corp.	12,693
154	Apogee Enterprises, Inc.	9,180
268	Apple, Inc.	38,501
573	Applied Materials, Inc.	22,290
189	Beacon Roofing Supply, Inc. (a)	9,291
180	Berry Plastics Group, Inc. (a)	8,743
279	BorgWarner, Inc.	11,659
589	Brixmor Property Group, Inc. REIT	12,640
282	Capital One Financial Corp.	24,438
276	Carrizo Oil & Gas, Inc. (a)	7,910
214	Cavium, Inc. (a)	15,335
87	Charles River Laboratories International, Inc. (a)	7,826
72	Chevron Corp.	7,731
341	Cisco Systems, Inc.	11,526
170	Clean Harbors, Inc. (a)	9,455
128	Danaher Corp.	10,948
672	Darling Ingredients, Inc. (a)	9,757
217	Dick's Sporting Goods, Inc.	10,559
124	Dollar General Corp.	8,647
116	DTE Energy Co.	11,845
251	Envision Healthcare Corp. (a)	15,391
140	Euronet Worldwide, Inc. (a)	11,973
626	Fifth Third Bancorp	15,900
61	Gartner, Inc. (a)	6,587
618	General Electric Co.	18,416
146	Gilead Sciences, Inc.	9,916
146	Hexcel Corp.	7,964
157	INC Research Holdings, Inc., Class A (a)	7,199
428	Intel Corp.	15,438
298	ITT, Inc.	12,224
158	j2 Global, Inc.	13,258
311	JPMorgan Chase & Co.	27,318
249	KAR Auction Services, Inc.	10,874
80	M&T Bank Corp.	12,378
60	MarketAxess Holdings, Inc.	11,249
161	MAXIMUS, Inc.	10,014
239	Merck & Co., Inc.	15,186
521	Micron Technology, Inc. (a)	15,057
238	Microsoft Corp.	15,675
202	Murphy USA, Inc. (a)	14,831
117	National Beverage Corp. (a)	9,890
86	Nevro Corp. (a)	8,058
222	Nexstar Media Group, Inc.	15,573
192	Pacira Pharmaceuticals, Inc. (a)	8,755
272	Patterson Cos., Inc.	12,303
366	Pfizer, Inc.	12,521
45	Pioneer Natural Resources Co.	8,380

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description		Value
209	Portland General Electric Co.		$9,284
149	PPG Industries, Inc.		15,657
143	Regal Beloit Corp.		10,818
74	Rockwell Automation, Inc.		11,523
204	State Street Corp.		16,240
118	Stericycle, Inc. (a)		9,781
77	SVB Financial Group (a)		14,329
384	Synchronoss Technologies, Inc. (a)		9,370
214	The Allstate Corp.		17,439
77	The Goldman Sachs Group, Inc.		17,688
223	The Hartford Financial Services Group, Inc.		10,720
513	The Interpublic Group of Cos., Inc.		12,604
81	The Ultimate Software Group, Inc. (a)		15,812
400	TransUnion (a)		15,340
102	TreeHouse Foods, Inc. (a)		8,635
78	Tyler Technologies, Inc. (a)		12,056
119	Ultragenyx Pharmaceutical, Inc. (a)		8,066
342	Unum Group		16,036
62	Vail Resorts, Inc.		11,898
127	Valero Energy Corp.		8,419
129	VMware, Inc., Class A (a)		11,886
143	Wal-Mart Stores, Inc.		10,307
400	Wells Fargo & Co.		22,264
134	Williams-Sonoma, Inc.		7,185
339	Zayo Group Holdings, Inc. (a)		11,153
460	Zions Bancorp.		19,320
			1,064,958
Total Common Stock (Cost $1,602,770)			1,837,289
Shares	Security Description	Rate	Value
Preferred Stock - 1.0%
Brazil - 1.0%
600	Banco Bradesco SA	0.02%	6,187
950	Itau Unibanco Holding SA	0.02	11,531
			17,718
Total Preferred Stock (Cost $10,953)			17,718
Total Equity Securities (Cost $1,613,723)			1,855,007
Principal	Security Description		Value
Fixed Income Securities - 0.4%
Exchange Traded Note - 0.4%
$106	iPath MSCI India Index ETN (a) (Cost $5,551)		7,926
Total Fixed Income Securities (Cost $5,551)			7,926
Shares	Security Description	Value
Rights - 0.0%
524	Downer EDI, Ltd. (a) (Cost $-)	$5
Investment Companies - 1.3%
419	iShares MSCI Eurozone ETF	15,775
262	iShares MSCI Turkey ETF	9,380
Total Investment Companies (Cost $25,855)		25,155
Money Market Fund - 0.4%
7,273	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.51% (b) (Cost $7,273)	7,273
Total Investments - 99.2% (Cost $1,652,401)*		$1,895,366
Other Assets & Liabilities, Net – 0.8%		14,087
Net Assets – 100.0%		$1,909,453

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
NVDR	Non-Voting Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of March 31, 2017.

*  Cost for federal income tax purposes is $1,670,563 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$283,370
Gross Unrealized Depreciation	(58,567)
Net Unrealized Appreciation	$224,803
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$-	$5,802	$-	$5,802
Austria	-	4,829	-	4,829
Belgium	-	9,204	-	9,204
Canada	37,653	-	-	37,653
China	6,038	64,567	-	70,605
Denmark	-	11,252	-	11,252
France	-	68,486	-	68,486
Germany	-	83,604	-	83,604
Hong Kong	-	5,499	-	5,499
India	6,209	-	-	6,209
Ireland	10,067	-	-	10,067
Italy	-	20,984	-	20,984
Japan	-	86,276	-	86,276
Malaysia	-	7,128	-	7,128
Malta	-	4,143	-	4,143
Mexico	4,153	-	-	4,153
Netherlands	21,122	15,104	-	36,226
Norway	-	2,715	-	2,715
Russian Federation	6,264	-	-	6,264
Singapore	-	8,882	-	8,882
South Africa	-	6,245	-	6,245
South Korea	-	45,252	-	45,252
Spain	-	18,364	-	18,364
Sweden	-	16,903	-	16,903
Switzerland	-	35,843	-	35,843
Taiwan	-	38,812	-	38,812
Thailand	-	6,757	-	6,757
United Kingdom	21,623	92,551	-	114,174
United States	1,064,958	-	-	1,064,958
Preferred Stock
Brazil	17,718	-	-	17,718
Exchange Traded Note	7,926	-	-	7,926
Rights	5	-	-	5
Investment Companies	25,155	-	-	25,155
Money Market Fund	-	7,273	-	7,273
Total Investments At Value	$1,228,891	$666,475	$-	$1,895,366

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2017.
At March 31, 2017, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities 34.52%
PORTFOLIO HOLDINGS
% of Total Investments
Australia	0.3%
Austria	0.3%
Belgium	0.5%
Brazil	0.9%
Canada	2.0%
China	3.7%
Denmark	0.6%
France	3.6%
Germany	4.4%
Hong Kong	0.3%
India	0.3%
Ireland	0.5%
Italy	1.1%
Japan	4.6%
Malaysia	0.4%
Malta	0.2%
Mexico	0.2%
Netherlands	1.9%
Norway	0.1%
Russian Federation	0.3%
Singapore	0.5%
South Africa	0.3%
South Korea	2.4%
Spain	1.0%
Sweden	0.9%
Switzerland	1.9%
Taiwan	2.1%
Thailand	0.4%
United Kingdom	6.0%
United States**	58.3%
100.0%

** Includes Money Market Fund totaling 0.4%.

See Notes to Financial Statements.	25	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2017

ASSETS
. Total investments, at value (Cost $1,652,401)	$1,895,366
Foreign currency (Cost $9,373)	9,345
Receivables:
Dividends	3,778
From investment adviser	17,334
Prepaid expenses	22,081
Total Assets	1,947,904

LIABILITIES
Foreign capital gains tax payable	137
Accrued Liabilities:
Trustees' fees and expenses	7
Fund services fees	9,149
Professional fees	19,320
Other expenses	9,838
Total Liabilities	38,451

NET ASSETS	$1,909,453

COMPONENTS OF NET ASSETS
Paid-in capital	$1,633,459
Distributions in excess of net investment income	(4,090)
Accumulated net realized gain	37,256
Net unrealized appreciation	242,828
NET ASSETS	$1,909,453

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	4,329
Institutional Shares	154,781

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $51,795)	$11.96
Institutional Shares (based on net assets of $1,857,658)	$12.00

See Notes to Financial Statements.	26	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $5,631) .	$39,165
Total Investment Income	39,165

EXPENSES
Investment adviser fees	15,740
Fund services fees	185,038
Transfer agent fees:
Investor Shares	2,496
Institutional Shares	2,567
Distribution fees:
Investor Shares	51
Custodian fees	25,494
Registration fees:
Investor Shares	15,752
Institutional Shares	16,040
Professional fees	25,223
Trustees' fees and expenses	5,841
Pricing fees	20,162
Other expenses	22,560
Total Expenses	336,964
Fees waived and expenses reimbursed	(314,692)
Net Expenses	22,272

NET INVESTMENT INCOME	16,893

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	72,741
Foreign currency transactions	(221)
Net realized gain	72,520
Net change in unrealized appreciation (depreciation) on:
Investments	222,308
Deferred foreign capital gains taxes	(137)
Foreign currency translations	(31)
Net change in unrealized appreciation (depreciation)	222,140
NET REALIZED AND UNREALIZED GAIN	294,660
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$311,553

See Notes to Financial Statements.	27	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
OPERATIONS
Net investment income	$16,893	$18,784
Net realized gain	72,520	8,599
Net change in unrealized appreciation (depreciation)	222,140	(127,513)
Increase (Decrease) in Net Assets Resulting from Operations	311,553	(100,130)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(440)	(120)
Institutional Shares	(18,893)	(27,011)
Net realized gain:
Investor Shares	(92)	(116)
Institutional Shares	(14,248)	(22,499)
Total Distributions to Shareholders	(33,673)	(49,746)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	39,350	400
Institutional Shares	268,003	41,000
Reinvestment of distributions:
Investor Shares	532	237
Institutional Shares	33,141	49,510
Redemption of shares:
1	Investor Shares	(1,498)	-
2	Institutional Shares	(532,204)	(9,000)
Increase (Decrease) in Net Assets from Capital Share Transactions	(192,676)	82,147
Increase (Decrease) in Net Assets	85,204	(67,729)

NET ASSETS
Beginning of Year	1,824,249	1,891,978
End of Year (Including line (a))	$1,909,453	$1,824,249

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,470	38
Institutional Shares	25,015	3,699
Reinvestment of distributions:
Investor Shares	48	23
Institutional Shares	2,936	4,752
Redemption of shares:
Investor Shares	(136)	-
Institutional Shares	(48,560)	(893)
Increase (Decrease) in Shares	(17,227)	7,619

(a)	Distributions in excess of net investment income	$(4,090)	$(5,113)

See Notes to Financial Statements.	28	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	March 3, 2015 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.34	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.05	0.08	0.02
Net realized and unrealized gain (loss)	1.77	(0.69)	(0.10	)(c)
Total from Investment Operations	1.82	(0.61)	(0.08)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.11)	(0.13)	—
Net realized gain	(0.09)	(0.13)	—
Total Distributions to Shareholders	(0.20)	(0.26)	—
NET ASSET VALUE, End of Period	$11.96	$10.34	$11.21
TOTAL RETURN	17.76%	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$52	$10	$10
Ratios to Average Net Assets:
Net investment income	0.48%	0.77%	2.45	%(e)
Net expenses	1.45%	1.45%	1.45	%(e)
Gross expenses (f)	110.82%	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	73%	44%	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	29	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	September 11, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.35	$11.21	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.10	0.11	0.10	0.02
Net realized and unrealized gain (loss)	1.76	(0.68)	0.49	0.86
Total from Investment Operations	1.86	(0.57)	0.59	0.88
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.12)	(0.16)	(0.08)	(0.06)
Net realized gain	(0.09)	(0.13)	(0.10)	(0.02)
Total Distributions to Shareholders	(0.21)	(0.29)	(0.18)	(0.08)
NET ASSET VALUE, End of Period	$12.00	$10.35	$11.21	$10.80
TOTAL RETURN	18.11%	(5.11)%	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,858	$1,814	$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	0.92%	1.02%	0.95%	0.31	%(d)
Net expenses	1.20%	1.20%	1.20%	1.20	%(d)
Gross expenses (e)	17.14%	16.22%	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	73%	44%	74%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	30	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

Dear Shareholder:
The LMCG International Small Cap Fund (the "Fund") Institutional Shares gained 10.55% in the 12-month period ending March 31, 2017, slightly trailing the MSCI EAFE Small Cap Index (the "Index") return of 10.99%. Since inception, the Institutional Shares have gained 12.30% vs. 10.06% for the Index, both on an annualized basis. Under normal circumstances the Fund invests at least 80% of its assets in the equity securities of small-cap companies. The Fund considers companies small cap which at the time of purchase fall within the range of the Index. At an index level, the performance of international small-cap companies slightly lagged their large-cap counterparts, with the MSCI EAFE Index advancing 11.67% in the one year period.
As of March 31, 2017, the average annual five year return for the Institutional Shares was 11.75% vs. 9.20% for the Index. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (877) 591-4667.
Inception 8/26/2010. The Fund has adopted the historical performance of LMCG International Small Cap Collective Fund, a separate collective investment fund of LMCG Collective Trust (the "Predecessor Fund") managed by LMCG Investments, LLC as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund, effective as of the close of business on March 31, 2016. The returns presented for the Fund prior to this date reflect the performance of the Predecessor Fund. The Predecessor Fund commenced operations on August 26, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, equivalent to those of the Fund. The Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, and therefore the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Fund's performance for periods prior to the commencement of operations, as that of the Predecessor Fund, was based on calculations that are different from the standardized method of calculations adopted by the Securities and Exchange Commission (the "SEC"). The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund is not the perfor-mance information of the Fund, and has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower than the performance shown.
The year included some significant macro events; the UK's Brexit vote in late June and the U.S. presidential election in November. While April and May were fairly benign months in the U.S. and international equity markets, volatility returned with a vengeance in June in the run-up to the Brexit vote. The Fund struggled in this April – June period, as fundamentals drove markets seemingly less than headlines. The strategy is managed using a quantitative approach that seeks to add value primarily through stock selection while minimizing market risk. Stocks are selected using a multi-factor model that has three major components: Market Dynamics, Valuation and Earnings Quality. For this reason, the model typically has been more robust in periods where fundamentals drive security prices.
The post-Brexit rebound in the third quarter of 2016 was beneficial to international small cap stocks and the Fund advanced over 8.0% – in line with the Index. The Institutional Shares returned -4.19% (vs. -2.85% for the Index) in the final quarter of 2016 as the strong U.S. dollar provided a headwind to U.S. investors in international company funds. While most small cap company revenues are not as impacted as multinational large cap companies, translating stocks priced in local currencies back to a stronger dollar hurts performance. Macro events (including the U.S. presidential election) and investor sentiment again appeared to drive the markets more than fundamentals. While the Valuation factor was fairly robust in the last three months of 2016, Market Dynamics and Quality were less so in the headline-driven markets.
Global equity markets demonstrated strong performance in the first quarter of 2017, with both developed and emerging markets posting strong gains. The "Trump bump" rally continued into the New Year in the U.S. and most non-U.S. markets advanced as well. The U.S. dollar weakened – which benefitted the Fund as investments in local currencies were translated back to U.S. dollars. The Fund posted strong absolute and relative returns in this three-month period, returning 9.16% for Institutional Shares vs. 7.97% for the Index.
As of March 31, the Fund was well-diversiﬁed across more than 15 countries and 10 sectors. The largest country allocations in both the portfolio and the benchmark were Japan (approximately 25% in each) and the United Kingdom (over 15% in each). The Fund seeks to add value primarily from stock selection – not making significant over- or under-weight decisions versus countries or sectors. We believe that this is an important element of risk control in the portfolio and has historically resulted in the Fund having

31	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

similar volatility as the benchmark.
Attribution
Looking at performance through a country lens, the positive stock selection in Australia, the UK and Taiwan contributed the most to performance over the 12-month period. Stocks in Sweden, Denmark and Japan were the largest detractors. From a sector perspective, the vast majority of performance came from three sectors; Financials, Materials and Healthcare. Consumer Discretionary, Industrials and Technology stocks were the biggest laggards.
Model Efficacy
Analyzing the investment universe1 from a factor perspective, Valuation (V) was the largest contributor to performance over the one-year period, followed by Earnings Quality (Q). Market Dynamics (D) (which includes Earnings Revision and Price Momentum) was slightly negative for the same period. Most of the 12-month period was a "risk-on" environment, where Valuation typically responds favorably.

The graph shows the difference in payoffs of our model's three factors for the one-year period in the international small cap universe. This data is calculated by subtracting the 5th quintile stock performance for each factor from the performance of those in the 1st quintile. Payoffs in the Fund's portfolio vary from the model, since the Fund does not own all of the 1st quintile stocks, and owns stocks below the 1st quintile.
Outlook
Going forward, we are likely to continue to see events which could contribute to higher levels of macroeconomic uncertainty. In 2016, there was the Brexit vote in June, followed by the U.S. election in November. So far in 2017 the uncertainty is primarily related to the Trump administration's agenda and how much of it the Republicans will be successful in getting implemented. Based on history, we believe these events will continue to matter less to small-cap companies – especially international small-cap companies. As noted earlier – a benefit of smaller companies is that a larger percentage of their revenue tends to derive from local markets, so they are somewhat insulated from large geopolitical-type events that are more likely to impact multinational large-cap companies.
Sincerely,

Gordon Johnson	Shannon Ericson
Co-Portfolio Manager	Co-Portfolio Manager
LMCG Investments, LLC	LMCG Investments, LLC

1 The investment universe is those companies in the MSCI EAFE Small Cap Index.
32	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

INVESTMENT CONSIDERATIONS
Equity Risk - The Fund's equity holdings, including common stocks, may decline in value. The value of a security may decline for a number of reasons, which are detailed in the prospectus.
Foreign & Emerging Markets Investing Risks - As a result of political or economic instability in foreign coun-tries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.
Market Events Risk - Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers, which could adversely affect the Fund.
Small Cap Risk - The Fund's investments in small capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.
33	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the LMCG International Small Cap Fund (the "Fund") compared with the performance of the benchmark, the MSCI EAFE Small Cap Index, since inception. The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Market countries around the world, excluding the United States and Canada. The total return of the MSCI EAFE Small Cap Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI EAFE Small Cap Index does not include expenses. The Fund is professionally managed, while the MSCI EAFE Small Cap Index is unmanaged and is not available for investment.
Comparison of Change in Value of a $100,000 Investment
LMCG International Small Cap Fund - Institutional Shares vs. MSCI EAFE Small Cap Index
Average Annual Total Returns			Since Inception
Periods Ended March 31, 2017	One Year	Five Years	(8/26/10)
LMCG International Small Cap Fund — Institutional Shares*	10.55%	11.74%	12.29%
LMCG International Small Cap Fund — Investor Shares*	10.22%	11.67%	12.24%
MSCI EAFE Small Cap Index	10.99%	9.20%	10.06%
*
Institutional Shares commenced operations on April 1, 2016, and Investor Shares commenced operations on April 18, 2016. Performance for the periods prior to commencement reflects the performance and expenses of a collective investment trust previously managed by the Fund's Adviser and portfolio management team. This collective investment trust was organized and commenced operations on August 26, 2010.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 591-4667. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Investor Shares and Institutional Shares is 2.37% and 1.94%, respectively. However, LMCG Investments, LLC (the "Adviser") has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transactions expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.10% and 0.85%, respectively through at least July 31, 2017. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed and the reimbursement does not cause the Fund's total annual operating expenses to exceed 1.10% and 0.85% for Investor Shares and Institutional Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

34	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Equity Securities - 91.7%
Common Stock - 91.0%
Australia - 9.1%
7,500	BlueScope Steel, Ltd.	$70,310
10,158	Charter Hall Group REIT	42,825
12,721	Charter Hall Retail REIT	42,180
49,487	Cleanaway Waste Management, Ltd.	45,359
11,054	Downer EDI, Ltd.	48,918
6,267	GrainCorp, Ltd., Class A	43,539
28,157	Metcash, Ltd. (a)	53,107
42,237	Myer Holdings, Ltd.	39,204
9,470	OZ Minerals, Ltd.	56,657
6,031	Seven Group Holdings, Ltd.	49,333
37,740	Sigma Pharmaceuticals, Ltd.	37,174
35,352	Southern Cross Media Group, Ltd.	37,793
		566,399
Austria - 2.0%
1,828	BUWOG AG (a)	46,066
1,674	CA Immobilien Anlagen AG (a)	36,744
5,678	UNIQA Insurance Group AG	44,060
		126,870
Belgium - 2.8%
6,471	AGFA-Gevaert NV (a)	31,617
1,141	Bekaert SA	55,717
1,639	bpost SA	38,454
1,008	D'ieteren SA/NV	47,165
		172,953
Canada - 0.8%
3,556	Celestica, Inc. (a)	51,669
China - 0.7%
46,000	Xinyi Glass Holdings, Ltd.	40,518
Denmark - 2.9%
876	FLSmidth & Co. A/S	46,776
1,137	Royal Unibrew A/S	47,882
777	SimCorp A/S	46,749
1,543	Topdanmark A/S (a)	39,129
		180,536
France - 3.5%
759	Ipsen SA	75,886
1,203	Neopost SA	46,126
834	Nexity SA (a)	40,991
560	Orpea	53,736
		216,739
Georgia - 0.7%
1,152	BGEO Group PLC	46,322
Germany - 5.8%
1,201	Aareal Bank AG	46,432
807	Aurubis AG	54,111
Shares	Security Description	Value
Germany - (continued)
3,374	Kloeckner & Co. SE	$36,432
441	MTU Aero Engines AG	57,333
1,401	Salzgitter AG	50,641
880	STADA Arzneimittel AG	53,898
2,434	Suedzucker AG	60,998
		359,845
Hong Kong - 1.4%
5,600	Dah Sing Financial Holdings, Ltd.	42,664
10,500	Television Broadcasts, Ltd.	42,427
		85,091
Italy - 5.5%
30,337	A2A SpA	45,825
786	DiaSorin SpA	53,014
15,365	Hera SpA	42,682
13,017	Maire Tecnimont SpA	48,544
1,756	Recordati SpA	59,459
22,687	Saras SpA	43,320
6,338	Societa Cattolica di Assicurazioni SCRL	50,717
		343,561
Japan - 24.9%
3,000	Avex Group Holdings, Inc.	43,439
1,400	Coca-Cola Bottlers Japan, Inc.	45,234
2,300	Cosmo Energy Holdings Co., Ltd.	39,647
2,100	Credit Saison Co., Ltd.	37,634
20,000	Daikyo, Inc.	39,796
1,900	DIC Corp.	70,258
2,800	EDION Corp.	25,817
1,500	Furukawa Electric Co., Ltd.	53,964
2,500	Geo Holdings Corp.	27,497
6,000	Hazama Ando Corp.	40,383
2,400	Hitachi Maxell, Ltd.	43,863
13,100	JVC Kenwood Corp.	34,182
1,800	Kanamoto Co., Ltd.	48,457
21,000	Kanematsu Corp.	37,838
2,700	Kohnan Shoji Co., Ltd.	51,144
2,000	Lion Corp.	36,044
800	Matsumotokiyoshi Holdings Co., Ltd.	38,110
17,000	Mitsui Mining & Smelting Co., Ltd.	57,859
5,500	NET One Systems Co., Ltd.	44,646
4,000	Nichias Corp.	40,283
6,000	Nippon Electric Glass Co., Ltd.	36,346
4,800	Nippon Sheet Glass Co., Ltd. (a)	34,917
8,600	Nippon Suisan Kaisha, Ltd.	42,958
4,000	Nipro Corp.	56,491
5,000	Onward Holdings Co., Ltd.	34,354
24	Orix JREIT, Inc. REIT	37,999
4,000	Osaki Electric Co., Ltd.	34,795
8,000	Penta-Ocean Construction Co., Ltd.	38,717
8,000	Sankyu, Inc.	48,659
5,300	Shinko Electric Industries Co., Ltd.	35,573
4,600	Sodick Co., Ltd.	45,488

See Notes to Financial Statements.	35	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Japan - (continued)
18,800	Sojitz Corp.	$47,243
2,700	Star Micronics Co., Ltd.	41,458
8,000	Sumitomo Bakelite Co., Ltd.	48,348
1,900	Tokyo Seimitsu Co., Ltd.	59,993
4,000	Wacoal Holdings Corp.	49,415
		1,548,849
Jersey - 0.8%
5,543	Phoenix Group Holdings	51,948
Luxembourg - 1.8%
1,033	APERAM SA	51,504
3,967	Subsea 7 SA (a)	61,567
		113,071
Malta - 0.8%
4,513	Kindred Group PLC, SDR	46,747
Mexico - 0.5%
5,860	Grupo Aeroportuario del Centro Norte SAB de CV	31,741
Portugal - 1.4%
44,304	Sonae SGPS SA (a)	44,691
11,125	The Navigator Co. SA	44,622
		89,313
Singapore - 1.6%
6,600	Venture Corp., Ltd.	54,117
32,400	Yanlord Land Group, Ltd.	42,034
		96,151
South Korea - 1.9%
1,183	Hyundai Marine & Fire Insurance Co., Ltd.	37,027
2,941	Meritz Fire & Marine Insurance Co., Ltd.	42,070
1,936	Posco Daewoo Corp.	41,302
		120,399
Spain - 3.1%
540	Acciona SA	43,191
2,446	Almirall SA	39,690
13,216	Ence Energia y Celulosa SA	40,709
2,783	Gamesa Corp Tecnologica SA	65,832
		189,422
Sweden - 1.2%
3,434	Mycronic AB	35,172
2,122	Wihlborgs Fastigheter AB	40,208
		75,380
Switzerland - 2.0%
246	Flughafen Zuerich AG	52,412
2,158	Logitech International SA, Class R	68,579
		120,991
Shares	Security Description	Value
Taiwan - 3.0%
53,680	China Life Insurance Co., Ltd.	$53,084
16,000	Powertech Technology, Inc.	46,561
25,000	Tong Yang Industry Co., Ltd.	43,424
34,000	WPG Holdings, Ltd.	42,693
		185,762
United Kingdom - 12.8%
8,752	Beazley PLC	46,864
1,492	Bellway PLC	50,553
9,228	Electrocomponents PLC	54,680
34,362	Firstgroup PLC (a)	56,842
24,786	Hays PLC	48,756
5,671	Inchcape PLC	59,789
5,544	Informa PLC	45,316
12,207	JD Sports Fashion PLC	58,986
21,545	Ladbrokes Coral Group PLC	34,876
9,295	National Express Group PLC	41,931
13,153	QinetiQ Group PLC	45,944
862	Spirax-Sarco Engineering PLC	51,531
9,921	The Paragon Group of Cos. PLC	51,885
8,338	TP ICAP PLC	48,495
5,188	UBM PLC	49,677
2,076	WH Smith PLC	46,116
		792,241
Total Common Stock (Cost $5,034,550)		5,652,518
Shares	Security Description	Rate	Value
Preferred Stock - 0.7%
Germany - 0.7%
434	Draegerwerk AG & Co. KGaA (Cost $43,214)	0.19%	44,597
Total Equity Securities (Cost $5,077,764)			5,697,115
Shares	Security Description	Value
Rights - 0.0%
4,421	Downer EDI, Ltd. (a) (Cost $-)	41
Investment Company - 4.0%
4,013	iShares MSCI EAFE ETF (Cost $238,873)	249,970
Money Market Fund - 2.4%
150,432	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.51% (b) (Cost $150,432)	150,432
Total Investments - 98.1% (Cost $5,467,069)*		$6,097,558
Other Assets & Liabilities, Net – 1.9%		117,270
Net Assets – 100.0%		$6,214,828

See Notes to Financial Statements.	36	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of March 31, 2017.

*  Cost for federal income tax purposes is $5,504,887 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$678,570
Gross Unrealized Depreciation	(85,899)
Net Unrealized Appreciation	$592,671

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$-	$566,399	$-	$566,399
Austria	-	126,870	-	126,870
Belgium	-	172,953	-	172,953
Canada	51,669	-	-	51,669
China	-	40,518	-	40,518
Denmark	-	180,536	-	180,536
France	-	216,739	-	216,739
Georgia	-	46,322	-	46,322
Germany	-	359,845	-	359,845
Hong Kong	-	85,091	-	85,091
Italy	-	343,561	-	343,561
Japan	-	1,548,849	-	1,548,849
Jersey	-	51,948	-	51,948
Luxembourg	-	113,071	-	113,071
Malta	-	46,747	-	46,747
Mexico	31,741	-	-	31,741
Portugal	-	89,313	-	89,313
Singapore	-	96,151	-	96,151
South Korea	-	120,399	-	120,399
Spain	-	189,422	-	189,422
Sweden	-	75,380	-	75,380
Switzerland	-	120,991	-	120,991
Taiwan	-	185,762	-	185,762
United Kingdom	46,116	746,125	-	792,241
Preferred Stock
Germany	-	44,597	-	44,597
Rights	41	-	-	41
Investment Company	249,970	-	-	249,970
Money Market Fund	-	150,432	-	150,432
Total Investments At Value	$379,537	$5,718,021	$-	$6,097,558

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2017.
At March 31, 2017, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:

LMCG International Small Cap Fund

Long Securities 89.59%
PORTFOLIO HOLDINGS
% of Total Investments
Australia	9.3%
Austria	2.1%
Belgium	2.8%
Canada	0.8%
China	0.7%
Denmark	3.0%
France	3.6%
Georgia	0.8%
Germany	6.6%
Hong Kong	1.4%
Italy	5.6%
Japan	25.4%
Jersey	0.8%
Luxembourg	1.8%
Malta	0.8%
Mexico	0.5%
Portugal	1.5%
Singapore	1.6%
South Korea	2.0%
Spain	3.1%
Sweden	1.2%
Switzerland	2.0%
Taiwan	3.0%
United Kingdom	13.0%
United States**	6.6%
100.0%

** Includes Money Market Fund totaling 2.5%.

See Notes to Financial Statements.	37	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2017

ASSETS
. Total investments, at value (Cost $5,467,069)	$6,097,558
Cash	303
Foreign currency (Cost $9,864)	9,903
Receivables:
Fund shares sold	65,736
Investment securities sold	40,034
Dividends	28,607
From investment adviser	33,325
Prepaid expenses	23,787
Total Assets	6,299,253

LIABILITIES
Payables:
Investment securities purchased	46,419
Accrued Liabilities:
Trustees' fees and expenses	21
Fund services fees	7,113
Professional fees	16,581
Other expenses	14,291
Total Liabilities	84,425

NET ASSETS	$6,214,828

COMPONENTS OF NET ASSETS
Paid-in capital	$5,623,932
Undistributed net investment income	9,408
Accumulated net realized loss	(48,970)
Net unrealized appreciation	630,458
NET ASSETS	$6,214,828

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	3,922
Institutional Shares	575,493

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $42,021)	$10.71
Institutional Shares (based on net assets of $6,172,807)	$10.73

See Notes to Financial Statements.	38	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF OPERATIONS PERIOD ENDED MARCH 31, 2017*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $18,488) .	$131,342
Interest income	35
Total Investment Income	131,377

EXPENSES
Investment adviser fees	34,996
Fund services fees	183,626
Transfer agent fees:
Investor Shares	2,850
Institutional Shares	3,111
Distribution fees:
Investor Shares	77
Custodian fees	42,243
Registration fees:
Investor Shares	224
Institutional Shares	624
Professional fees	30,143
Trustees' fees and expenses	4,110
Offering costs	91,620
Pricing fees	31,055
Other expenses	19,193
Total Expenses	443,872
Fees waived and expenses reimbursed	(401,301)
Net Expenses	42,571

NET INVESTMENT INCOME	88,806

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	29,786
Foreign currency transactions	(1,962)
Net realized gain	27,824
Net change in unrealized appreciation (depreciation) on:
Investments	445,107
Foreign currency translations	(31)
Net change in unrealized appreciation (depreciation)	445,076
NET REALIZED AND UNREALIZED GAIN	472,900
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$561,706

* Commencement of operations was April 1, 2016.

See Notes to Financial Statements.	39	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF CHANGES IN NET ASSETS

April 1, 2016* Through March 31, 2017
OPERATIONS
Net investment income	$88,806
Net realized gain	27,824
Net change in unrealized appreciation (depreciation)	445,076
Increase in Net Assets Resulting from Operations	561,706

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,118)
Institutional Shares	(155,074)
Total Distributions to Shareholders	(156,192)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	62,205
Institutional Shares (See Note 1)	5,985,369
Reinvestment of distributions:
Investor Shares	1,118
Institutional Shares	155,074
Redemption of shares:
1	Investor Shares	(23,994)
2	Institutional Shares	(370,458)
Increase in Net Assets from Capital Share Transactions	5,809,314
Increase in Net Assets	6,214,828

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$6,214,828

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	6,066
Institutional Shares (See Note 1)	595,908
Reinvestment of distributions:
Investor Shares	114
Institutional Shares	15,776
Redemption of shares:
Investor Shares	(2,258)
Institutional Shares	(36,191)
Increase in Shares	579,415

(a)	Undistributed net investment income	$9,408
*	Commencement of operations.

See Notes to Financial Statements.	40	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	April 18, 2016 (a) Through March 31, 2017
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.09
INVESTMENT OPERATIONS
Net investment income (b)	0.09
Net realized and unrealized gain	0.82
Total from Investment Operations	0.91
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.29)
NET ASSET VALUE, End of Period	$10.71
TOTAL RETURN	9.24	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$42
Ratios to Average Net Assets:
Net investment income	0.96	%(d)
Net expenses	1.10	%(d)
Gross expenses (e)	60.04	%(d)
PORTFOLIO TURNOVER RATE	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	41	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	April 1, 2016 (a) Through March 31, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.18
Net realized and unrealized gain	0.85
Total from Investment Operations	1.03
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)
NET ASSET VALUE, End of Period	$10.73
TOTAL RETURN	10.55	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,173
Ratios to Average Net Assets:
Net investment income	1.78	%(d)
Net expenses	0.85	%(d)
Gross expenses (e)	8.57	%(d)
PORTFOLIO TURNOVER RATE	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	42	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 1. Organization
LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global Market Neutral Fund Investor Shares and Institutional Shares commenced operations on December 18, 2014, and May 21, 2013, respectively. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation. The LMCG International Small Cap Fund seeks long-term capital appreciation.
The LMCG International Small Cap Fund Investor Shares and Institutional Shares commenced operations on April 18, 2016, and April 1, 2016, respectively. On April 1, 2016, the LMCG International Small Cap Fund commenced operations through a reorganization of a collective investment trust into the Fund. The collective investment trust was previously managed by the Fund's Adviser, as defined in Note 3, and portfolio management team. This collective investment trust was organized and commenced operations on August 26, 2010. The collective investment trust had an investment objective and strategies that were, in all material respects, identical to those of the Fund. The net assets and unrealized gain received by the Fund from this tax free reorganization were as follows:
Date of Contribution	Net Assets	Shares Issued	Cost of Investments Transferred	Unrealized Gain on Investments
April 1, 2016	$4,792,193	479,219	$4,360,020	$185,382

In addition to the securities transferred in, as noted above, $246,791 of cash and other receivables, net of liabilities, were also transferred in as part of the reorganization.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities' prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
43	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Securities Sold Short – The LMCG Global Market Neutral Fund may sell a security short to increase investment returns. The LMCG Global Market Neutral Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the LMCG Global Market Neutral Fund's Statement of Operations.
Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foregin currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are

44	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – LMCG Investments, LLC (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 1.00%, 0.85% and 0.70% of the average daily net assets of LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Funds have adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 4. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2017, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on

45	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) as follows:

	Investor Shares	Institutional Shares
LMCG Global Market Neutral Fund	1.85%	1.60%
LMCG Global MultiCap Fund	1.45%	1.20%
LMCG International Small Cap Fund	1.10%	0.85%

Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended March 31, 2017, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$443,017	$-	$51,923	$494,940
LMCG Global MultiCap Fund	15,740	218,591	80,361	314,692
LMCG International Small Cap Fund	34,996	260,337	105,968	401,301

The Funds may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2017, $1,204,632, $572,495, and $295,333 in the LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2017, were as follows:
	Purchases		Sales
LMCG Global Market Neutral Fund	$74,981,857		$132,841,366
LMCG Global MultiCap Fund	1,309,233		1,501,404
LMCG International Small Cap Fund	6,501,146	*	5,542,009

*The cost of investments transferred to the LMCG International Small Cap Fund as a result of the reorganization in the amount of $4,360,020 are not included in total purchases.
Note 6. Federal Income Tax
Distributions paid during the fiscal years/periods ended as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Total
LMCG Global MultiCap Fund
2017	$19,333	$14,340	$33,673
2016	24,936	24,810	49,746
LMCG International Small Cap Fund
2017	156,192	-	156,192

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$-	$-	$(7,700,698)	$6,337,740	$(1,362,958)
LMCG Global MultiCap Fund	16,027	35,301	-	224,666	275,994
LMCG International Small Cap Fund	45,777	-	(47,521)	592,640	590,896
The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in real estate investment trusts (REITs), passive foreign investment holdings (PFICs), wash sales, and reclassification of dividend income to return of capital on corporate securities for the LMCG Global Market Neutral Fund; PFICs, wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund; and PFICs, and wash sales for the LMCG International Small Cap Fund.

46	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

The LMCG Global Market Neutral Fund and LMCG International Small Cap Fund have $7,700,698 and $47,521, respectively, of available short term capital loss carryforwards that have no expiration date.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2017. The following reclassifications were the result of net operating losses, short dividends, currency gain/loss, PFICs, REITs, partnerships, and equity return of capital and have no impact on the net assets of each Fund.
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized (Loss)	Paid-in-Capital
LMCG Global Market Neutral Fund	$1,398,489	$(397,633)	$(1,000,856)
LMCG Global MultiCap Fund	3,463	(3,463)	-
LMCG International Small Cap Fund	76,794	(76,794)	-

Note 7. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds' financial statements and related disclosures.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
47	LMCG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of the LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund

We have audited the accompanying statements of assets and liabilities of LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, each a series of shares of beneficial interest in the Forum Funds (the "Funds"), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended and for the period April 1, 2016 (commencement of operations) through March 31, 2017 for LMCG International Small Cap Fund and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund as of March 31, 2017, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
May 25, 2017

48	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Investment Advisory Agreement Approval
At the December 9, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust as it relates to services provided to the LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with each of the Funds; (3) the advisory fee and total expense ratio of each of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as each of the Funds grows and whether each Fund's advisory fee enables the Funds' investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser, a discussion with the Adviser about the Adviser's personnel, operations and financial condition, and a discussion with the Trust's Chief Compliance Officer about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser's senior management and staff.
The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representations that the firm is in stable financial condition and has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services and to meet its financial commitments to each of the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its management of the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and compared to independent peer groups of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to those of the Funds.
The Board observed that the LMCG Global Market Neutral Fund underperformed the Citigroup 3-Month Treasury Bill Index, the LMCG Global Market Neutral Fund's primary benchmark index, for the one-year period ended September 30, 2016. The Board observed that the LMCG Global Market Neutral Fund outperformed its benchmark index for the three-year period ended September 30, 2016 and for the period since the LMCG Global Market Neutral Fund's inception on May 21, 2013. The Board also considered the LMCG Global Market Neutral Fund's performance relative to its Broadridge peer group, noting that the LMCG Global Market Neutral Fund underperformed the median of its Broadridge peers for the one-year period ended September 30, 2016 and outperformed the median of its Broadridge peers for the three-year period ended September 30, 2016. The Board noted the Adviser's representation that the LMCG Global Market Neutral Fund's performance was negatively impacted by slow growth and heightened levels of political uncertainty in Europe stemming, in part, from the Brexit vote and that the LMCG Global Market Neutral Fund's core-style, balanced stock selection approach was intended to outperform over the longer term.
The Board observed that the LMCG International Small Cap Fund underperformed the MSCI EAFE Small Cap Net Total Return Index, the LMCG International Small Cap Fund's primary benchmark index, for the six-month period ended September 30, 2016. The Board also considered the LMCG International Small Cap Fund's performance relative to its Broadridge peer group, noting that the ISC Fund underperformed the median of its Broadridge peers for the six-month period ended September 30, 2016. The Board noted the Adviser's representation that the LMCG International Small Cap Fund had commenced operations as a new series of the Trust after reorganizing from a separate collective investment fund ("Predecessor Fund") on April 1, 2016. The Board noted the Adviser's representation that the performance achieved by the LMCG International Small Cap Fund for periods preceding the last

49	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

six months had been carried over from the Predecessor Fund upon the LMCG International Small Cap Fund's reorganization into the Trust and, in that regard, the Board observed that the LMCG International Small Cap Fund had underperformed the index over the one-year period ended September 30, 2016 and outperformed the index over the three-year period ended September 30, 2016 and over the period since the Predecessor Fund's inception on August 26, 2010. The Board noted the Adviser's representation that the LMCG International Small Cap Fund's underperformance over the six-month and one-year periods relative to the index and peer group could be attributed, in part, to the slow growth and heightened levels of political uncertainty in Europe.
The Board observed that the LMCG Global MultiCap Fund narrowly underperformed the MSCI ACWI Market Index, the LMCG Global MultiCap Fund's primary benchmark index, for the one- and three-year periods ended September 30, 2016 and noted that the LMCG Global MultiCap Fund outperformed the benchmark index since the LMCG Global MultiCap Fund's inception on September 11, 2013. The Board also considered the LMCG Global MultiCap Fund's performance relative to its Broadridge peer group, noting that the LMCG Global MultiCap Fund outperformed the median of its Broadridge peer group for the one- and three-year periods ended September 30, 2016. The Board noted the Adviser's representation that the LMCG Global MultiCap Fund had recently been awarded a four-star Morningstar rating and continued to outperform the benchmark index during the latter half of 2016.
Based on the foregoing, the Board determined that the performance of each of the Funds was reasonable and that the Funds and their shareholders could benefit from the Adviser's continued management of the Funds under the Advisory Agreement.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to each of the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of each of the Fund's relevant Broadridge peer group. The Board noted that the Adviser's actual advisory fee rate for each of the Funds was below the median of its respective Broadridge peer group. The Board noted that the actual total expenses of the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund were higher than the median of their respective Broadridge peers and that the actual total expenses of the LMCG International Small Cap Fund were below the median of its Broadridge peers. Based on the foregoing, the Board concluded that the advisory fee rate charged to each of the Funds appeared to be within a reasonable range in light of the services the Adviser provides to each relevant Fund.
Cost of Services and Profitability
The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds in the aggregate. In this regard, the Board considered the Adviser's resources devoted to the Funds in the aggregate, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activities. The Board also noted the Adviser's representation that it continued to subsidize the Funds to ensure that the expenses of the Funds remained at competitive levels. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of each of the Funds were reasonable.
Economies of Scale
The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser's observation that, although each of the Funds could benefit from economies of scale as assets grow, given the current low asset levels associated with each of the Funds, consideration of breakpoints at this time would be premature. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.
Other Benefits
The Board noted the Adviser's representation that it would be receiving a benefit arising from the use of soft dollars resulting from trading for the Funds to acquire research that would benefit the Adviser's clients generally. The Board concluded that the other benefits received were not a material factor in approving the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
50	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC's website at www.sec.gov. The LMCG International Small Cap Fund's proxy voting record for the period from the Fund's commencement of operations to the period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 , through March 31, 2017.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
51	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2016	March 31, 2017	Period*	Ratio*
LMCG Global Market Neutral Fund
Investor Shares
Actual	$1,000.00	$1,006.61	$9.26	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$9.30	1.85%
Institutional Shares
Actual	$1,000.00	$1,007.52	$8.01	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
LMCG Global MultiCap Fund
Investor Shares
Actual	$1,000.00	$1,095.03	$7.57	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29	1.45%
Institutional Shares
Actual	$1,000.00	$1,096.36	$6.27	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
LMCG International Small Cap Fund
Investor Shares
Actual	$1,000.00	$1,043.73	$5.60	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Institutional Shares
Actual	$1,000.00	$1,045.87	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%

*
Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. LMCG Global MultiCap Fund designates 45.61% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. LMCG International Small Cap Fund also designates 48.34% as QDI and 0.01% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 591-4667.
52	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

53	LMCG FUNDS

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

ANNUAL REPORT

MARCH 31, 2017

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)	MARCH 31, 2017

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund®, and Merk Absolute Return Currency Fund® (individually a "Fund" and collectively the "Funds") with respect to the period April 1, 2016 through March 31, 2017 (the "Period").

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.

Over the Period the New Zealand dollar returned +1.40%, the Japanese yen returned +1.06%, the Australian dollar returned -0.37%, the Canadian dollar returned -2.36%, the Norwegian krone returned -3.84%, the Swiss franc returned -4.07%, the Euro returned -6.40%, the Swedish krona returned -9.51%, the British pound returned -12.60%. Gold returned +1.33% during the Period, as measured by the spot price of gold per troy ounce.

	As of March 31, 2017 (annualized return)
	1 year	5 year	10 year	Since inception 5/10/05
Merk Hard Currency Fund Investor Shares (MERKX)	-5.50%	-4.23%	+0.45%	+1.27%
JPMorgan 3-Month Global Cash Index ("reference basket")	-5.27%	-4.08%	-0.21%	+0.47%

The Fund's performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund's expense ratio for the Investor Shares is 1.30%.
•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.

The Fund employs a periodic currency allocation process based on strategic and tactical considerations. We consider factors that lead to gradual allocation changes to be "strategic," in contrast we consider factors that lead to allocation changes over shorter periods "tactical." As such, currency exposures can change significantly from one holding period to the next.

	As of March 31, 2017 (annualized return)
	1 year	5 year	Since updates 6/30/12	Since inception 9/9/09
Merk Absolute Return Currency Fund Investor Shares (MABFX)	+2.74%	+0.21%	+2.38%	-0.37%
Citigroup 3-Month U.S. T-Bill Index ("reference basket")	+0.34%	+0.11%	+0.12%	+0.11%[1]

The Fund's performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund's expense ratio for the Investor Shares is 1.30%.

Merk Hard Currency Fund

In Q2 2016, the U.S. dollar strengthened as the Fed minutes and Fed chair Janet Yellen communicated a likely 2016 summer rate hike, which was more hawkish than we had previously expected. Rate hike expectations were subsequently reduced by a weak May jobs report and a "Leave" outcome from the U.K. referendum ("Brexit"). While the weak jobs report lead to dollar weakness, the dollar benefited as a relative safe haven from Brexit. The Fund fared relatively well in the run-up and immediate aftermath of the Brexit vote, as positioning was fairly balanced given its gold exposure and underweight to the British pound.

In Q3 2016, the Norwegian krone was the best performer in G10 currencies, in large part driven by rising interest rate expectations in Norway versus the rest of the G10. The British pound was the worst performer, hurt by continuing trade uncertainty and new easing

1 Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2017, whereas performance for the Fund is calculated for the period since inception through March 31, 2017.

1

measures from the Bank of England following the Brexit decision. The euro appreciated modestly versus the U.S. dollar. The Fund was flat at (0.00% return) over the quarter, primarily held back by an overweight position in the Swedish krona, which underperformed in the quarter. The Fund also reestablished a strategic short position in the Japanese yen.

In Q4 2016 the U.S. dollar strengthened versus all G10 currencies. Most notably, the Trump election victory contributed to a rise in US Treasury yields, which supported the dollar versus the Japanese yen and gold in particular. The yen was particularly weak given the Bank of Japan's policy, initiated at their September meeting, to target 10-year government yields near 0.0%. As global rates rose in Q4 interest rate differentials hurt the yen the most. Not only did Trump win the election, but Republicans came out with majorities in both the House and the Senate, greatly increasing the chances of meaningful tax reform. At the December meeting the Fed raised its median projection for 2017 rate hikes from two hikes to three hikes, further supporting dollar strength into the end of Q4.

In Q1 2017 the US dollar weakened versus all G10 currencies and gold. In general, there was a reversal of the "Trump trades" that had done well in Q4 2016. In part, it seems the weaker U.S. dollar theme was driven by the market realization that pro-growth legislation might be tougher to pass than initially expected, even with Republican majorities in the House and Senate. The Fed hiked rates at their March Federal Open Market Committee ("FOMC") meeting but disappointed market expectations in terms of forward guidance on rates, which further weakened the U.S. dollar. Contributing to the Fund's quarterly return of 1.53% were the euro, Swedish krona, as well as gold long positions; detracting from performance was the Japanese yen short position.

As the U.S. Dollar Index2 has been up four years in a row through 2016, dollar bullishness appeared to reach new highs at the end of 2016. As Q1 of this year has shown, the dollar has started to decline. We believe the dollar bull market may have come to an end. The reasons for our assessment include long-term purchasing power parity valuation as well as our monetary and fiscal policy outlooks. With regard to valuation in a historic context, we believe the dollar has become overvalued versus most G10 currencies. Regarding monetary policy, it shall be noted that we do not see evidence of the dollar generally rising during Fed hiking cycles. Additionally, we see the Fed falling further "behind the curve," meaning the Fed's reluctance to raise rates may cause inflationary pressures to build, a potential medium term negative for the currency. On the other side of the coin, our view is that Quantitative Easing ("QE") and negative interest rates in Europe may soon give way to expectations of monetary policy tightening that are not priced in.  Perhaps just as important as U.S. monetary policy will be U.S. fiscal policy: there may be further disappointment this year in terms of reforms that were assumed to help the dollar.

Merk Absolute Return Currency Fund

Since implementation of strategy enhancements3 on June 30, 2012 through March 31, 2017, the Investor Shares had a cumulative return of +11.81% (annualized +2.38%) at an annualized volatility of 6.74%. Over the past 12 months, ending in March 31, 2017, the Investor Shares had a cumulative performance of 2.74% at an annualized volatility of 6.17%.

The Investor Shares closed the calendar year 2016 with a total gain of 8.26%, at a Sharpe Ratio4 of 1.1. Profits were mostly driven by a series of risk events, during which the Fund was able to exploit resulting market turbulence for trading profits. These included a disappointing U.S. jobs report in May, and a larger volatility transition around the U.K. referendum. The strong risk-on rally across global markets in November following the U.S. election outcome provided alpha generating opportunities from a shift in risk sentiment, which the Fund profitably navigated.

During Q1 of 2017, currency volatility again declined, eventually falling to multi-year lows in March. As a result, the Fund gradually shifted from more tactical trading to a primarily strategic macro-driven allocation, dictated by the Fund's systematic market regime analysis. Long positions in the Norwegian krone, the Swedish krona, and the euro, drove profits in January and March, but led to losses in February. A strategic short weight in the Japanese yen was overall the main detractor to performance in Q1, for which the Fund posted a return of -0.73%.

Equities have reached new all-time highs at the beginning of March, extending an eight-year stock market rally that was boosted by the prospects of deregulation, fiscal stimulus and trade policy plans proposed by the new administration. However, market conviction may be fading of late, as the effectiveness of such policies is put in question. The so-called "Trump Reflation Trade" along with broader U.S. dollar strength has notably reversed in the past few weeks of the quarter.

Meanwhile, asset volatility still appears to be suppressed. Currency volatility is the lowest since late 2014 and the VIX, a measure of implied volatility in stocks, has recorded the lowest quarterly average since late 2006. Similarly, bond volatility is at the lower end of the past three years, while the Federal Reserve ("Fed") is striking an overly hawkish tone as of late, and building up expectations of several rate hikes for this year.

2 U.S. Dollar (DXY) Index and Inverse DXY is a measure of the value of the United States dollar relative to a static basket of currencies with Euro (EUR) 57.6% weight, Japanese yen (JPY) 13.6%, Pound Sterling (GBP) 11.9%, Canadian dollar (CAD) 9.1%, Swiss franc (CHF) 3.6% and Swedish krona (SEK) 4.2% weight.
3 Effective 06/30/2012, risk sentiment & macro models ("strategy enhancements") were added for this Fund. Please refer to the website for a full description of this strategy change.
4 Sharpe Ratio is a measure of the excess return per unit of risk in an investment asset or a trading strategy.

2

While it seems that complacency has returned to markets, we believe it to be unsustainable and caution that the market is exposing itself to turbulence. In our view, financial assets have prematurely priced in optimistic expectations about fiscal and monetary policy and underpriced the probability for market disruptions. Along with other political risk catalysts such as the upcoming French elections and current trade tensions between the U.S. and China, we see increased potential for resurgence in asset volatility.

As the Merk Absolute Return Currency Fund employs a systematic foreign exchange trading strategy that seeks to identify and take advantages of such risk transitions, we believe that the current market environment presents profit opportunities for the Fund.

In the dynamics that might ensue in the currency space – we dub them "Currency Wars", investors may want to consider a combination of the Merk Funds as part of their tool box. If you know of friends who might benefit from the Merk Funds, please ask them to visit merkfunds.com to learn more about the Funds.

Sincerely,

Axel G. Merk
President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of March 31, 2017 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice. The Funds' performances are influenced by changes in exchange rates of currencies to which the Funds may have had exposure to through derivatives. Over time, the Funds seek to generate more gains from securities than derivatives.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund's shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund's portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.  The index is unmanaged and includes reinvested distributions.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

3

MERK HARD CURRENCY FUND	MARCH 31, 2017
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Hard Currency Fund (the "Fund") compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the JPMorgan 3-Month Global Cash Index  representative of the Fund's portfolio.
Comparison of Change in Value of a $10,000 Investment
Merk Hard Currency Fund Investor Shares  vs. JPMorgan 3-Month Global Cash Index

Average Annual Total Returns
Periods Ended March 31, 2017	One Year	Five Year	Ten Year
Merk Hard Currency Fund Investor Shares	-5.50%	-4.23%	0.45%
Merk Hard Currency Fund Institutional Shares*	-5.25%	-3.95%	0.65%
JPMorgan 3-Month Global Cash Index	-5.27%	-4.08%	-0.21%

*
For the Institutional Shares, performance for the above ten year period is a blended average annual return which includes the return of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.
4

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2017
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Absolute Return Currency Fund (the "Fund") compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund's portfolio.
Comparison of Change in Value of a $10,000 Investment
Merk Absolute Return Currency Fund  vs. Citigroup 3-Month U.S. T-Bill Index

Average Annual Total Returns			Since Inception
Periods Ended March 31, 2017	One Year	Five Year	(09/09/09)
Merk Absolute Return Currency Fund Investor Shares	2.74%	0.21%	-0.37%
Merk Absolute Return Currency Fund Institutional Shares*	3.02%	0.49%	-0.12%
Citigroup 3-Month U.S. T-Bill Index**	0.34%	0.11%	0.11%

*
For the Institutional Shares, performance for the above since inception period is a blended average annual return which includes the return of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for  Investor and Institutional Class are 1.30% and 1.05%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

5

MERK HARD CURRENCY FUND	MARCH 31, 2017
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds (a) - 57.8%
Automotive - Netherlands - 3.3%
3,300,000	BMW Finance NV, EMTN	EUR	3.625%	01/29/18	$3,630,541
Financials - Netherlands - 1.9%
17,900,000	Bank Nederlandse Gemeenten NV, EMTN	SEK	2.125	02/13/19	2,073,047
Financials - Norway - 2.3%
21,000,000	SpareBank 1 Boligkreditt AS, EMTN	NOK	5.950	06/18/18	2,584,094
Healthcare - France - 5.2%
5,300,000	Sanofi, EMTN	EUR	1.000	11/14/17	5,695,709
Non-U.S. Government - Austria - 2.0%
2,000,000	Republic of Austria Government Bond (b)	EUR	1.950	06/18/19	2,255,642
Non-U.S. Government - New Zealand - 1.5%
2,250,000	New Zealand Government Bond, Series 1217	NZD	6.000	12/15/17	1,623,192
Non-U.S. Government - Sweden - 1.7%
1,700,000	Sweden Government International Bond, EMTN	EUR	0.875	01/31/18	1,834,124
Non-U.S. Government Agency - Sweden - 13.2%
128,000,000	Kommuninvest I Sverige AB, Series 1708, MTN	SEK	4.000	08/12/17	14,516,804
Regional Authority - Australia - 2.2%
3,160,000	Treasury Corp. of Victoria	AUD	3.500	11/17/17	2,441,320
Regional Authority - Canada - 2.2%
3,200,000	Province of Alberta Canada	CAD	1.750	06/15/17	2,411,797
Regional Authority - Norway - 4.7%
44,000,000	City of Oslo Norway	NOK	5.000	05/15/17	5,144,969
Regional Authority - Sweden - 1.6%
7,000,000	City of Gothenburg Sweden, EMTN	SEK	4.325	04/10/17	781,793
8,650,000	City of Gothenburg Sweden, EMTN	SEK	2.125	03/19/18	985,926
					1,767,719
Supranational - Europe - 16.0%
4,800,000	European Financial Stability Facility, EMTN	EUR	1.625	09/15/17	5,170,847
4,100,000	European Investment Bank, EMTN	EUR	1.000	07/13/18	4,461,422
3,500,000	European Stability Mechanism, EMTN	EUR	1.250	10/15/18	3,836,064
5,030,000	International Bank for Reconstruction & Development, GDIF	SEK	1.375	06/23/19	580,258
31,500,000	International Bank for Reconstruction & Development, EMTN GDIF	SEK	3.250	12/15/17	3,604,942
					17,653,533
Total Foreign Bonds (Cost $64,998,459)					63,632,491
Foreign Treasury Securities(a) - 30.0%
Non-U.S. Government - Belgium - 3.1%
3,200,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/13/17	3,414,350
Non-U.S. Government - Canada - 4.8%
7,100,000	Canadian Treasury Bill (c)	CAD	0.530	06/01/17	5,334,036
Non-U.S. Government - France - 4.9%
5,000,000	French Discount Treasury Bill (c)	EUR	0.000	04/26/17	5,335,727
Non-U.S. Government - Ireland - 13.1%
7,300,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	09/18/17	7,798,370
6,200,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	12/18/17	6,632,347
					14,430,717
Non-U.S. Government - Norway - 4.1%
39,000,000	Norway Treasury Bill, Series 35 (b)(c)	NOK	0.381-0.465	06/21/17	4,539,084
Total Foreign Treasury Securities (Cost $33,737,345)					33,053,914

See Notes to Financial Statements.	6

Shares	Security Description	Currency	Rate	Value in USD
Exchange Traded Product - United States - 9.0%
802,800	VanEck Merk Gold Trust(d)(e) (Cost $10,120,259)	USD		$9,898,524
Money Market Fund - 1.8%
2,006,462	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class(f) (Cost $2,006,462)	USD	0.570%	2,006,462
Total Investments – 98.6% (Cost $110,862,525)*				$108,591,391
Foreign Currencies – 2.4% (Cost $2,699,929)	2,682,227
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.1)%	(94,695)
Other Assets and Liabilities, Net – (0.9)%	(1,003,422)
NET ASSETS – 100.0%	$110,175,501

EMTN	European Medium Term Note
GDIF	Global Debt Issuance Facility
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $6,794,726 or 6.2% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Non-income producing.
(e)	Affiliate.
(f)	Variable rate security. Rate presented is as of March 31, 2017.

*  Cost for federal income tax purposes is $112,198,131 and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$572,167
Gross Unrealized Depreciation	(4,178,907)
Net Unrealized Depreciation	$(3,606,740)

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:
Exchange Traded Product
VanEck Merk Gold Trust	Balance 03/31/16	Gross Additions	Gross Reductions	Balance 03/31/17	Realized Loss	Investment Income
Shares/Principal	1,932,800	-	(1,130,000)	802,800
Cost	$24,676,580	$-	$(14,556,321)	$10,120,259	$(692,193)	$-
Proceeds		-	(13,864,128)
Value	23,618,816	-	(13,720,292)	9,898,524

At March 31, 2017, the Merk Hard Currency Fund held the following exchange traded futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
11	Gold 100 oz. Future	06/30/17	$1,378,135	$(1,815)

As of March 31, 2017, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
RBC Capital Markets, LLC	(820,000,000)	Japanese Yen	04/26/17	$(7,292,551)	$(80,718)
Societe Generale Securities	(1,000,000)	Pounds Sterling	04/26/17	(1,239,686)	(13,977)
					$(94,695)

See Notes to Financial Statements.	7

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$63,632,491	$-	$63,632,491
Foreign Treasury Securities	-	33,053,914	-	33,053,914
Exchange Traded Product	9,898,524	-	-	9,898,524
Money Market Fund	-	2,006,462	-	2,006,462
Total Investments At Value	$9,898,524	$98,692,867	$-	$108,591,391
Total Assets	$9,898,524	$98,692,867	$-	$108,591,391
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(94,695)	$-	$(94,695)
Futures	(1,815)	-	-	(1,815)
Total Liabilities	$(1,815)	$(94,695)	$-	$(96,510)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2017.
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	57.8%
Foreign Treasury Securities	30.0%
Exchange Traded Product	9.0%
Money Market Fund	1.8%
Foreign Currencies	2.4%
Net Unrealized Gain/Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	(0.9)%
100.0%

See Notes to Financial Statements.	8

MERK ABSOLUTE RETURN CURRENCY FUND	MARCH 31, 2017
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds(a) - 74.5%
Automotive - Netherlands - 4.2%
1,300,000	BMW Finance NV, EMTN	EUR	3.625%	01/29/18	$1,430,213
Non-U.S. Government - Australia - 4.6%
2,000,000	Australia Government Bond, Series 135	AUD	4.250	07/21/17	1,540,825
Non-U.S. Government - New Zealand - 4.3%
2,000,000	New Zealand Government Bond, Series 1217	NZD	6.000	12/15/17	1,442,837
Non-U.S. Government - United Kingdom - 3.0%
800,000	United Kingdom Gilt	GBP	1.000	09/07/17	1,006,584
Non-U.S. Government Agency - Germany - 3.8%
1,000,000	KFW, EMTN	GBP	5.625	08/25/17	1,279,099
Non-U.S. Government Agency - Sweden - 16.5%
49,000,000	Kommuninvest I Sverige AB, Series 1708, MTN	SEK	4.000	08/12/17	5,557,214
Regional Authority - Australia - 16.9%
1,700,000	New South Wales Treasury Corp., Series 18	AUD	6.000	02/01/18	1,344,930
1,500,000	Queensland Treasury Corp. (b)	AUD	3.500	09/21/17	1,155,697
2,240,000	Treasury Corp. of Victoria	AUD	3.500	11/17/17	1,730,556
1,900,000	Western Australian Treasury Corp., Series 17	AUD	8.000	07/15/17	1,479,241
					5,710,424
Regional Authority - Canada - 17.4%
1,800,000	Province of Alberta Canada	CAD	1.750	06/15/17	1,356,636
2,100,000	Province of British Columbia Canada	CAD	4.700	12/01/17	1,620,909
1,800,000	Province of Manitoba Canada	CAD	1.850	06/01/17	1,356,311
2,000,000	Province of Saskatchewan Canada	CAD	4.650	09/05/17	1,529,135
					5,862,991
Regional Authority - Norway - 3.8%
11,000,000	City of Oslo Norway	NOK	5.000	05/15/17	1,286,242
Total Foreign Bonds (Cost $25,742,470)					25,116,429
Foreign Treasury Securities(a) - 16.3%
Non-U.S. Government - Belgium - 3.1%
975,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/13/17	1,040,310
Non-U.S. Government - Canada - 4.5%
2,000,000	Canadian Treasury Bill (c)	CAD	0.539	06/01/17	1,502,545
Non-U.S. Government - Ireland - 4.1%
1,295,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	12/18/17	1,385,305
Non-U.S. Government - Norway - 4.6%
13,400,000	Norway Treasury Bill, Series 35 (b)(c)	NOK	0.421	06/21/17	1,559,583
Total Foreign Treasury Securities(Cost $5,576,450)					5,487,743
U.S. Government & Agency Obligations - 4.5%
U.S. Treasury Bill(a)- 4.5%
1,500,000	U.S. Treasury Bill(d) (Cost $1,497,946)	USD	0.726	06/08/17	1,498,075
Shares
Money Market Fund - 2.2%
748,696	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (e) (Cost $748,696)	USD	0.570		748,696
Total Investments – 97.5% (Cost $33,565,562)*					$32,850,943
Foreign Currencies – 9.9% (Cost $3,314,305)					3,346,525
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.1)%					(39,480)
Other Assets and Liabilities, Net – (7.3)%					(2,454,083)
NET ASSETS – 100.0%					$33,703,905

See Notes to Financial Statements.	9

EMTN	European Medium Term Note
MTN	Medium Term Note

(a)	All or a portion of these securities are segregated to cover forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the year end, the value of these securities amounted to $2,715,280 or 8.1% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of March 31, 2017.

*  Cost for federal income tax purposes is $33,565,562 and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$123,904
Gross Unrealized Depreciation	(838,523)
Net Unrealized Depreciation	$(714,619)

As of March 31, 2017, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	(3,320,000)	Australian Dollar	04/12/17	$(2,540,374)	$4,425
	(2,580,000)	Australian Dollar	04/12/17	(1,957,023)	(13,683)
	7,370,000	Australian Dollar	04/12/17	5,575,901	53,599
	(11,430,000)	Canadian Dollars	04/12/17	(8,590,578)	(5,877)
	(1,790,000)	Canadian Dollars	04/12/17	(1,346,994)	743
	9,450,000	European Union Euro	04/12/17	10,179,040	(92,337)
	5,560,000	New Zealand Dollar	04/12/17	3,897,971	(1,591)
	(23,000,000)	Norwegian Krone	04/12/17	(2,704,103)	25,051
	42,920,000	Norwegian Krone	04/12/17	5,042,271	(42,926)
	(190,130,000)	Swedish Krona	04/12/17	(21,562,975)	332,801
	(9,280,000)	Swedish Krona	04/12/17	(1,031,924)	(4,294)
	92,940,000	Swedish Krona	04/12/17	10,557,526	(179,719)
	1,735,000	Swiss Franc	04/12/17	1,749,427	(16,087)
J.P. Morgan Securities, LLC	(17,020,000)	Australian Dollar	04/12/17	(12,889,776)	(110,777)
	(6,370,000)	Australian Dollar	04/12/17	(4,882,404)	16,744
	5,215,000	Australian Dollar	04/12/17	3,932,834	50,591
	13,595,000	Australian Dollar	04/12/17	10,431,531	(47,129)
	(22,380,000)	Canadian Dollars	04/12/17	(16,755,363)	(76,539)
	5,160,000	Canadian Dollars	04/12/17	3,832,468	48,347
	(15,280,000)	European Union Euro	04/12/17	(16,440,182)	130,677
	(4,445,000)	European Union Euro	04/12/17	(4,719,346)	(25,140)
	11,085,000	European Union Euro	04/12/17	11,752,706	79,156
	14,755,000	European Union Euro	04/12/17	15,876,793	(127,659)
	(1,651,900,000)	Japanese Yen	04/12/17	(14,484,053)	(361,049)
	(749,850,000)	Japanese Yen	04/12/17	(6,752,320)	13,655
	169,500,000	Japanese Yen	04/12/17	1,539,554	(16,312)
	2,224,000,000	Japanese Yen	04/12/17	19,595,276	391,107
	(50,000,000)	New Zealand Dollar	04/12/17	(35,340,451)	301,059
	(17,000,000)	New Zealand Dollar	04/12/17	(11,822,971)	(90,423)
	8,505,000	New Zealand Dollar	04/12/17	5,890,097	70,104
	35,070,000	New Zealand Dollar	04/12/17	24,786,235	(209,605)
	(57,510,000)	Norwegian Krone	04/12/17	(6,758,097)	59,300
	31,395,000	Norwegian Krone	04/12/17	3,732,761	(75,854)
	(15,035,000)	Pounds Sterling	04/12/17	(18,440,280)	(402,369)
	4,960,000	Pounds Sterling	04/12/17	6,181,835	34,297
	(32,900,000)	Swedish Krona	04/12/17	(3,675,274)	1,616
	63,935,000	Swedish Krona	04/12/17	7,088,425	50,644
	(5,620,000)	Swiss Franc	04/12/17	(5,568,499)	(46,126)
	(3,990,000)	Swiss Franc	04/12/17	(4,024,013)	37,829
	2,340,000	Swiss Franc	04/12/17	2,348,666	(10,903)
	9,995,000	Swiss Franc	04/12/17	9,913,739	71,702
RBC Capital Markets, LLC	8,465,000	Australian Dollar	04/12/17	6,368,270	97,634
	(3,940,000)	Canadian Dollars	04/12/17	(2,946,922)	(16,335)
	37,000,000	Canadian Dollars	04/12/17	27,777,497	50,045
	17,305,000	New Zealand Dollar	04/12/17	12,133,920	(6,786)
	(123,570,000)	Norwegian Krone	04/12/17	(14,586,966)	193,464
	(14,430,000)	Norwegian Krone	04/12/17	(1,679,639)	(1,175)

See Notes to Financial Statements.	10

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
RBC Capital Markets, LLC	9,260,000	Norwegian Krone	04/12/17	$1,076,777	$1,833
(continued)	92,380,000	Norwegian Krone	04/12/17	10,879,896	(119,423)
	(8,685,000)	Pounds Sterling	04/12/17	(10,623,640)	(260,857)
	(16,340,000)	Swedish Krona	04/12/17	(1,806,868)	(17,679)
	93,980,000	Swedish Krona	04/12/17	10,579,618	(85,683)
	(6,290,000)	Swiss Franc	04/12/17	(6,323,248)	39,263
	720,000	Swiss Franc	04/12/17	726,312	(7,001)
	1,550,000	Swiss Franc	04/12/17	1,538,310	10,207
Societe Generale Securities	(13,640,000)	Australian Dollar	04/12/17	(10,430,404)	11,628
	10,820,000	Australian Dollar	04/12/17	8,258,890	5,858
	(3,625,000)	Canadian Dollars	04/12/17	(2,725,883)	(464)
	(10,465,000)	European Union Euro	04/12/17	(11,296,094)	126,004
	1,065,000	European Union Euro	04/12/17	1,124,146	12,609
	(449,500,000)	Japanese Yen	04/12/17	(4,038,181)	(1,333)
	991,150,000	Japanese Yen	04/12/17	8,736,889	170,261
	8,930,000	New Zealand Dollar	04/12/17	6,277,145	(19,110)
	11,170,000	Norwegian Krone	04/12/17	1,328,001	(26,913)
	(5,670,000)	Pounds Sterling	04/12/17	(7,029,794)	(76,147)
	1,460,000	Pounds Sterling	04/12/17	1,840,931	(11,183)
	9,820,000	Pounds Sterling	04/12/17	12,064,450	242,489
	(11,160,000)	Swedish Krona	04/12/17	(1,234,738)	(11,403)
	35,210,000	Swedish Krona	04/12/17	3,910,951	20,644
	(3,310,000)	Swiss Franc	04/12/17	(3,352,672)	45,837
State Street Brokerage	(17,415,000)	Australian Dollar	04/12/17	(13,311,305)	9,034
	(2,015,000)	Canadian Dollars	04/12/17	(1,500,428)	(15,045)
	2,060,000	Canadian Dollars	04/12/17	1,538,955	10,362
	(5,345,000)	European Union Euro	04/12/17	(5,665,331)	(39,793)
	(1,310,000)	European Union Euro	04/12/17	(1,423,546)	25,284
	990,000	European Union Euro	04/12/17	1,065,576	(8,874)
	(1,906,500,000)	Japanese Yen	04/12/17	(16,775,479)	(357,632)
	(512,000,000)	Japanese Yen	04/12/17	(4,632,742)	31,559
	1,865,000	New Zealand Dollar	04/12/17	1,306,792	177
	(20,280,000)	Norwegian Krone	04/12/17	(2,376,143)	13,917
	(4,660,000)	Norwegian Krone	04/12/17	(542,209)	(591)
	(4,795,000)	Pounds Sterling	04/12/17	(5,912,871)	(96,474)
	8,880,000	Pounds Sterling	04/12/17	10,867,411	261,469
	7,695,000	Swiss Franc	04/12/17	7,743,846	(56,205)

					$(39,480)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$25,116,429	$-	$25,116,429
Foreign Treasury Securities	-	5,487,743	-	5,487,743
U.S. Government & Agency Obligations	-	1,498,075	-	1,498,075
Money Market Fund	-	748,696	-	748,696
Total Investments At Value	$-	$32,850,943	$-	$32,850,943
Other Financial Instruments**
Forward Currency Contracts	-	3,153,025	-	3,153,025
Total Assets	$-	$36,003,968	$-	$36,003,968
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(3,192,505)	$-	$(3,192,505)
Total Liabilities	$-	$(3,192,505)	$-	$(3,192,505)
**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

See Notes to Financial Statements.	11

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2017.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	74.5%
Foreign Treasury Securities	16.3%
U.S. Government & Agency Obligations	4.5%
Money Market Fund	2.2%
Foreign Currencies	9.9%
Net Unrealized Gain/Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	(7.3)%
100.0%

See Notes to Financial Statements.	12

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2017

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
ASSETS
. Investments, at value (Cost $100,742,266 and $33,565,562, respectively)	$98,692,867	$32,850,943
Investments in affiliated issuers, at value (Cost $10,120,259 and $0, respectively)	9,898,524	-
Total Investments, at value (Cost $110,862,525 and $33,565,562, respectively)	108,591,391	32,850,943
Deposits with brokers	52,800	-
Foreign currency (Cost $2,699,929 and $3,314,305, respectively)	2,682,227	3,346,525
Receivables:
Fund shares sold	50,220	63,671
Dividends and interest	1,027,417	388,124
Variation margin	3,520	-
Unrealized gain on forward currency contracts	-	3,153,025
Total Assets	112,407,575	39,802,288

LIABILITIES
Unrealized loss on forward currency contracts	94,695	3,192,505
Payables:
Investment securities purchased	1,987,544	2,860,204
Fund shares redeemed	40,335	15,021
Accrued Liabilities:
Investment adviser fees	84,981	24,873
Distribution fees	19,804	4,337
Other expenses	4,715	1,443
Total Liabilities	2,232,074	6,098,383

NET ASSETS	$110,175,501	$33,703,905

COMPONENTS OF NET ASSETS
Paid-in capital	$124,319,085	$33,590,201
Undistributed net investment income (loss)	(2,055,021)	837,409
Accumulated net realized loss	(9,691,317)	(1,431)
Net unrealized depreciation	(2,397,246)	(722,274)
NET ASSETS	$110,175,501	$33,703,905

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	9,959,181	2,259,159
Institutional Shares	1,899,365	1,497,634

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $92,354,553 and $20,177,779, respectively)	$9.27	$8.93
Institutional Shares (based on net assets of $17,820,948 and $13,526,126, respectively)	$9.38	$9.03

See Notes to Financial Statements.	13

STATEMENTS OF OPERATIONS	YEAR ENDED MARCH 31, 2017

MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income	.	$4,123	$5,802
Interest income (Net of foreign withholding taxes of $10,372 and $8,496, respectively)	1,786,936	933,708
Net amortization expense	(1,820,498)	(734,942)
Total Investment Income (Loss)	(29,439)	204,568
Adviser
EXPENSES
Investment adviser fees	1,198,188	361,486
Non 12b-1 shareholder servicing fees:
Investor Shares	50,428	11,912
Institutional Shares	9,480	6,164
Distribution fees:
Investor Shares	252,143	59,555
Interest expense	3,144	0	6	0
Total Expenses	1,513,383	439,123
Fees waived	(68,293)	-
Net Expenses	1,445,090	439,123

NET INVESTMENT LOSS	(1,474,529)	(234,555)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,447,570)	(114,046)
Investments in affiliated issuers	(692,193)	-
Foreign currency transactions	1,318,788	1,803,501
Futures	(11,445)	-
Net realized gain (loss)	(1,832,420)	1,689,455
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,491,911)	(1,419,032)
Investments in affiliated issuers	836,029	-
Foreign currency translations	(173,388)	896,942
Futures	4,110	-
Net change in unrealized appreciation (depreciation)	(3,825,160)	(522,090)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,657,580)	1,167,365
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,132,109)	$932,810

See Notes to Financial Statements.	14

STATEMENTS OF CHANGES IN NET ASSETS

MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
OPERATIONS
Net investment loss	$(1,474,529)	$(1,387,783)	$(234,555)	$(172,895)
Net realized gain (loss)	(1,832,420)	(8,786,534)	1,689,455	(2,643,908)
Net change in unrealized appreciation (depreciation)	(3,825,160)	13,884,487	(522,090)	3,336,009
Increase (Decrease) in Net Assets Resulting from Operations	(7,132,109)	3,710,170	932,810	519,206

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	-	(407,188)	-
Institutional Shares	-	-	(313,854)	-
Total Distributions to Shareholders	-	-	(721,042)	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	22,251,875	11,846,783	9,963,058	3,881,820
Institutional Shares	17,004,065	890,570	3,475,835	4,829,525
Reinvestment of distributions:
Investor Shares	-	-	400,417	-
Institutional Shares	-	-	304,150	-
Redemption of shares:
2	Investor Shares	(29,345,801)	(36,085,357)	(10,870,540)	(7,795,822)
4	Institutional Shares	(16,314,892)	(12,126,216)	(1,860,402)	(11,297,516)
Increase (Decrease) in Net Assets from Capital Share Transactions	(6,404,753)	(35,474,220)	1,412,518	(10,381,993)
Increase (Decrease) in Net Assets	(13,536,862)	(31,764,050)	1,624,286	(9,862,787)

NET ASSETS
Beginning of Year	123,712,363	155,476,413	32,079,619	41,942,406
End of Year (Including line (a))	$110,175,501	$123,712,363	$33,703,905	$32,079,619

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,303,794	1,241,543	1,092,991	442,760
Institutional Shares	1,736,272	91,370	375,492	551,578
Reinvestment of distributions:
Investor Shares	-	-	44,689	-
Institutional Shares	-	-	33,571	-
Redemption of shares:
Investor Shares	(3,089,052)	(3,819,818)	(1,189,319)	(896,223)
Institutional Shares	(1,684,981)	(1,282,016)	(202,365)	(1,286,330)
Increase (Decrease) in Shares	(733,967)	(3,768,921)	155,059	(1,188,215)

(a)	Undistributed net investment income (loss)	$(2,055,021)	$(1,065,798)	$837,409	$103,579

See Notes to Financial Statements.	15

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
MERK HARD CURRENCY FUND	2017	2016	2015	2014	2013
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$9.81	$9.49	$11.58	$11.91	$12.04
INVESTMENT OPERATIONS
Net investment loss (a)	(0.12)	(0.10)	(0.07)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	(0.42)	0.42	(1.94)	0.09	(b)	0.02	(b)
Total from Investment Operations	(0.54)	0.32	(2.01)	—	(0.02)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.08)	(0.21)	—
Net realized gain	—	—	—	(0.12)	(0.11)
Total Distributions to Shareholders	—	—	(0.08)	(0.33)	(0.11)
NET ASSET VALUE, End of Year	$9.27	$9.81	$9.49	$11.58	$11.91
TOTAL RETURN	(5.50)%	3.37%	(17.47)%	0.08%	(0.15)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$92,355	$105,417	$126,449	$253,432	$464,720
Ratios to Average Net Assets:
Net investment loss	(1.27)%	(1.06)%	(0.66)%	(0.76)%	(0.30)%
Net expenses	1.24%	1.23%	1.24%	1.30%	1.30%
Gross expenses	1.30	%(c)	1.30	%(c)	1.30	%(c)	1.30%	1.30%
PORTFOLIO TURNOVER RATE(d)	81%	85%	116%	45%	56%
For the Years Ended March 31,
INSTITUTIONAL SHARES	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$9.90	$9.55	$11.62	$11.95	$12.05
INVESTMENT OPERATIONS
Net investment loss (a)	(0.10)	(0.08)	(0.05)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	(0.42)	0.43	(1.93)	0.10	(b)	0.03	(b)
Total from Investment Operations	(0.52)	0.35	(1.98)	0.04	0.01
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.09)	(0.25)	—
Net realized gain	—	—	—	(0.12)	(0.11)
Total Distributions to Shareholders	—	—	(0.09)	(0.37)	(0.11)
NET ASSET VALUE, End of Year	$9.38	$9.90	$9.55	$11.62	$11.95
TOTAL RETURN	(5.25)%	3.66%	(17.18)%	0.38%	0.10%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$17,821	$18,296	$29,027	$56,273	$75,547
Ratios to Average Net Assets:
Net investment loss	(1.02)%	(0.81)%	(0.41)%	(0.52)%	(0.15)%
Net expenses	0.99%	0.98%	0.99%	1.05%	1.05%
Gross expenses	1.05	%(c)	1.05	%(c)	1.05	%(c)	1.05%	1.05%
PORTFOLIO TURNOVER RATE(d)	81%	85%	116%	45%	56%

(a)	Calculated based on average shares outstanding during each year.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(d)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	16

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
MERK ABSOLUTE RETURN CURRENCY FUND	2017	2016	2015	2014	2013
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$8.87	$8.72	$9.53	$9.18	$9.37
INVESTMENT OPERATIONS
Net investment loss (a)	(0.07)	(0.05)	(0.05)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	0.31	0.20	(0.57)	0.57	(0.10)
Total from Investment Operations	0.24	0.15	(0.62)	0.52	(0.19)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.18)	—	(0.19)	(0.17)	—
NET ASSET VALUE, End of Year	$8.93	$8.87	$8.72	$9.53	$9.18
TOTAL RETURN	2.74%	1.72%	(6.59)%	5.68%	(2.03)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$20,178	$20,497	$24,113	$23,016	$10,733
Ratios to Average Net Assets:
Net investment loss	(0.73)%	(0.59)%	(0.53)%	(0.53)%	(0.98)%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(b)	71%	59%	58%	0%	0%

	For the Years Ended March 31,
INSTITUTIONAL SHARES	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$8.97	$8.80	$9.58	$9.22	$9.39
INVESTMENT OPERATIONS
Net investment loss (a)	(0.04)	(0.03)	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	0.31	0.20	(0.56)	0.58	(0.11)
Total from Investment Operations	0.27	0.17	(0.58)	0.55	(0.17)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.21)	—	(0.20)	(0.19)	—
NET ASSET VALUE, End of Year	$9.03	$8.97	$8.80	$9.58	$9.22
TOTAL RETURN	3.02%	1.93%	(6.18)%	5.94%	(1.81)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$13,526	$11,583	$17,829	$12,077	$6,120
Ratios to Average Net Assets:
Net investment loss	(0.48)%	(0.34)%	(0.27)%	(0.28)%	(0.67)%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE(b)	71%	59%	58%	0%	0%

(a) Calculated based on average shares outstanding during each year.
(b) The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
See Notes to Financial Statements.	17

NOTES TO FINANCIAL STATEMENTS	MARCH 31, 2017

Note 1. Organization
The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund (individually included in the defined term, "Fund" and, collectively included in the defined term, "Funds") are a non-diversified portfolio and a diversified portfolio of Forum Funds (the "Trust"), respectively.  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value ("NAV"). Futures contracts are valued at the day's settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2017, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
18

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
The values of each individual forward currency contract outstanding as of March 31, 2017, are disclosed in each Fund's Schedule of Investments.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is

19

dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Merk Investments LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund's average daily net assets.
Under the terms of the Investment Advisory Agreement for the Funds the Adviser is obligated to pay all expenses of each Fund except Board-approved administrative service fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Funds are authorized to pay under Rule 12b-1.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the "Plan") for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund's Investor Shares for the marketing of fund shares and for services provided to shareholders.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Note 4. Fees Waived
During this period, Merk Hard Currency Fund invested in VanEck Merk Gold Trust, an exchange traded product sponsored by the Adviser.  As of March 31, 2017, Merk Hard Currency Fund owned approximately 7.8% of VanEck Merk Gold Trust.  The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust based on Merk Hard Currency Fund's investment in VanEck Merk Gold Trust (NYSE:OUNZ).  For the year ended March 31, 2017, the Adviser waived fees of $68,293 for Merk Hard Currency Fund.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2017, were as follows:
	Purchases	Sales
Merk Hard Currency Fund	$40,525,732	$35,600,605
Merk Absolute Return Currency Fund	7,581,564	6,678,175

Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2017 for any derivative type that was held during the year is as follows:
	Merk Hard Currency Fund	Merk Absolute Return Currency Fund
Forward Currency Contracts	$394,779,129	$8,095,586,318
Futures	14,144,345	-

The Merk Hard Currency Fund's use of derivatives during the year ended March 31, 2017, was limited to futures and forward currency contracts. The Merk Absolute Return Currency Fund's use of derivatives during the year ended March 31, 2017, was limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of March 31, 2017:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Asset derivatives:
Receivable - variation margin	$-	$3,520
Liability derivatives:
Unrealized loss on forward currency contracts	$(94,695)	$-

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Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$3,153,025

Liability derivatives:
Unrealized loss on forward currency contracts	$(3,192,505)

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2017, by each Fund are recorded in the following locations on the Statements of Operations:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$(11,445)
Foreign currency transactions	1,422,994	-
Total net realized gain (loss)	$1,422,994	$(11,445)

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$4,110
Foreign currency translations	(114,432)	-
Total net change in unrealized appreciation (depreciation)	$(114,432)	$4,110

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$1,741,459

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$879,701

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at March 31, 2017. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives*	$3,520	$-	$-	$3,520
Liabilities:
Over-the-counter derivatives*	(94,695)	94,695	-	-
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$3,153,025	$-	$-	$3,153,025
Liabilities:
Over-the-counter derivatives*	(3,192,505)	3,192,505	-	-

*    Over-the-counter derivatives may consist of forward currency contracts and futures contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.
**   The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

21

Note 7. Federal Income Tax
There were no distributions paid during the fiscal year ended March 31, 2016, for either Fund. There were no distributions paid during the fiscal year ended March 31, 2017, for the Merk Hard Currency Fund. Distributions paid during the fiscal year ended March 31, 2017, for the Merk Absolute Return Currency Fund were characterized for tax purposes as follows:
Ordinary Income
Merk Absolute Return Currency Fund	$721,042

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Merk Hard Currency Fund	$-	$(10,507,242)	$(3,636,342)	$(14,143,584)
Merk Absolute Return Currency Fund	797,929	(1,431)	(682,794)	113,704

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.
For tax purposes, the current year post-October loss was $2,641,010 for the Merk Hard Currency Fund and the current deferred late year ordinary loss was $2,149,716 for the Merk Hard Currency Fund (realized during the period November 1, 2016 through March 31, 2017). These losses will be recognized for tax purposes on the first business day of the Fund's next fiscal year, April 1, 2017.
As of March 31, 2017, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:
	Short Term	Long Term
Merk Hard Currency Fund	$481,684	$5,234,832
Merk Absolute Return Currency Fund	1,431	-

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2017. The following reclassifications were the result of currency gain/loss reclassification, grantor trust adjustments and net operating losses and have no impact on the net assets of each Fund.
	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Merk Hard Currency Fund	$485,306	$1,207,425	$(1,692,731)
Merk Absolute Return Currency Fund	1,689,427	(1,689,427)	-

Note 8. Underlying Investments in Other Pooled Investment Vehicles
The Merk Hard Currency Fund currently invests a portion of its assets in the VanEck Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.
The performance of the Merk Hard Currency Fund may be directly affected by the performance of the VanEck Merk Gold Trust. The financial statements of the VanEck Merk Gold Trust, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund's financial statements.  As of March 31, 2017 the percentage of the Merk Hard Currency Fund's net assets invested in the VanEck Merk Gold Trust was 9.0%.
Note 9. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds' financial statements and related disclosures.
Note 10. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

22

REPORT OF INDEPENDENT REGISTERED	MARCH 31, 2017
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and
the Shareholders of Merk Hard Currency Fund and
Merk Absolute Return Currency Fund

We have audited the accompanying statements of assets and liabilities of Merk Hard Currency Fund and Merk Absolute Return Currency Fund, each a series of shares of beneficial interest in the Forum Funds (the "Funds"), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund and Merk Absolute Return Currency Fund as of March 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 24, 2017

23

ADDITIONAL INFORMATION (UNAUDITED)	MARCH 31, 2017

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission's  website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016, through March 31, 2017.
Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2016	March 31, 2017	Period*	Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$949.85	$6.17	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.39	1.27%
Institutional Shares
Actual	$1,000.00	$949.40	$4.91	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.09	1.01%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,008.05	$6.51	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,008.81	$5.26	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half year period.

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Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Absolute Return Currency Fund designates 0.06% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.
Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

26

FOR MORE INFORMATION

MERK | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

INVESTMENT ADVISER

Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund's risks, objectives, fees and expenses, experience of its management and other information.

P.O. BOX 588
PORTLAND, ME 04112

208-ANR-0317

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS MARCH 31, 2017

IMPORTANT INFORMATION
An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017
Dear Payson Total Return Fund Shareholder,

The Payson Total Return Fund (the "Fund") provided a total return of 17.41% for the fiscal year ending March 31, 2017. These results compare favorably to the total return of the S&P 500 Index (the "Index") over that same time period of 17.17%.

During the above mentioned time period the US economy generated positive momentum as reflected by strong employment results, manufacturing data, consumer demand, and, ultimately, corporate earnings. Stock prices during this time period however advanced at a faster rate than corporate earnings particularly after the US Presidential election. Investors bid up stock prices aggressively with the expectation that the new administration would take steps to stimulate growth in the economy thereby fueling higher earnings growth. Also, interest rates turned dramatically higher after the election with investors anticipating a rise in inflation if in fact the economy picked up steam.  In fact, the sectors that saw the greatest appreciation were those that typically are considered more economically sensitive. Specifically, Technology, Financial, Industrial and Materials sectors led the market during this time period while less cyclical sectors such as Health Care, Consumer Staples and Utilities lagged.

With this as a backdrop, the portfolio managers are pleased with the results of the Fund this past fiscal year. Not only did the Fund manage to outperform the Index during this time period but did so while maintaining a disciplined approach to the underlying fundamental characteristics of the Fund portfolio. The long term strategy of the managers is to maintain a portfolio of securities that generate above average cash flow growth while at the same time striving to keep the valuation characteristics of the Fund portfolio below that of the Index. As was the case with the previous fiscal year, this approach to managing the Fund has led to an overweight in Technology stocks relative to the Index. The portfolio managers remain attracted to many large capitalized companies within the sector that continue to generate growing revenues, cash flow and net income. Fund investors were rewarded for this exposure as the technology sector outperformed the Index and the technology stocks held in the Fund outperformed the sector.

Conversely, the Fund has no exposure to Basic Materials, Utilities and Telecommunication Sectors as the portfolio managers see little long term earnings growth, below average cash flow and unattractive balance sheets in most companies in these sectors. Although Basic Materials performed well last calendar year, outperforming the overall Index, the other two sectors underperformed in response to rising interest rates.

Over the course of the past fiscal year the Health Care Sector has struggled to perform well as companies grapple with the ever changing political and economic headwinds that have hung over the sector for several years. The Fund continues to maintain exposure to this sector as many companies within Health Care are managing to perform reasonably well under the circumstances and valuations of the stocks appear attractive in the portfolio managers' view. Nevertheless, this exposure has been a negative contributor to the Fund's overall performance.

The top five contributors to the Fund's performance based on their total returns relative to the Index include JPMorgan Chase & Co. (+52.52%), Skyworks Solutions, Inc. (+46.07%), General Dynamics Corp. (+45.46%), Cummins, Inc. (+41.88%), and Apple, Inc. (+34.60%). The lowest five contributors in the Fund this past year

1

PAYSON TOTAL RETURN FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) MARCH 31, 2017

were Perrigo Co. PLC (-30.93%), Gilead Sciences, Inc. (-24.32%), Mylan NV (-15.88%), Discovery Communications, Inc. (-9.71%),  and Viacom, Inc. (-9.99%).

The portfolio managers remain focused on a disciplined process when selecting securities to invest in the Fund. They believe this approach will lead to better than Index returns in both down markets and when markets are rising.  Given the market's appreciation this past year and since the lows reached in 2009, it has become increasingly challenging to find securities that meet their strict criteria. Nevertheless, the Fund remains fully invested and the portfolio managers take advantage of volatility in the markets, even as volatility has declined over the past year, to both add to positions they still find attractive or to add new securities.

2

PAYSON TOTAL RETURN FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) MARCH 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Payson Total Return Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500 Index

Average Annual Total Returns Periods Ended March 31, 2017	One Year	Five Years	Ten Years
Payson Total Return Fund	17.41%	8.52%	6.32%
S&P 500 Index	17.17%	13.30%	7.51%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 805-8258. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 0.97%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

Shares	Security Description	Value
Common Stock - 99.3%
Consumer Discretionary - 19.3%
30,000	Adient PLC	$2,180,100
2,560	Amazon.com, Inc. (a)	2,269,542
20,657	Delphi Automotive PLC	1,662,682
14,592	McDonald's Corp.	1,891,269
19,148	The TJX Cos., Inc.	1,514,224
10,000	The Walt Disney Co.	1,133,900
18,560	Thor Industries, Inc.	1,784,173
88,181	Twenty-First Century Fox, Inc., Class B	2,802,392
		15,238,282
Consumer Staples - 2.7%
43,630	Unilever PLC, ADR	2,152,704
Energy - 4.4%
17,652	Exxon Mobil Corp.	1,447,641
25,315	Phillips 66	2,005,454
		3,453,095
Financial - 21.1%
31,188	Aflac, Inc.	2,258,635
24,040	American Express Co.	1,901,804
33,298	American International Group, Inc.	2,078,794
8,976	Berkshire Hathaway, Inc., Class B (a)	1,496,120
26,000	Discover Financial Services	1,778,140
21,251	JPMorgan Chase & Co.	1,866,688
23,745	Mastercard, Inc., Class A	2,670,600
29,100	Visa, Inc., Class A	2,586,117
		16,636,898
Health Care - 13.2%
22,694	Abbott Laboratories	1,007,841
10,000	Amgen, Inc.	1,640,700
15,055	Johnson & Johnson	1,875,100
28,845	Merck & Co., Inc.	1,832,811
47,410	Mylan NV (a)	1,848,516
65,537	Pfizer, Inc.	2,242,021
		10,446,989
Industrials - 8.0%
13,652	Cummins, Inc.	2,064,182
7,786	Danaher Corp.	665,937
10,265	General Dynamics Corp.	1,921,608
14,500	United Technologies Corp.	1,627,045
		6,278,772
Technology - 30.6%
8,000	Accenture PLC, Class A	959,040
4,425	Alphabet, Inc., Class A (a)	3,751,515
33,162	Apple, Inc.	4,764,053
Shares	Security Description	Value
66,403	Cisco Systems, Inc.	$2,244,421
16,000	IBM	2,786,240
88,808	Intel Corp.	3,203,305
26,140	Microsoft Corp.	1,721,580
40,035	QUALCOMM, Inc.	2,295,607
24,800	Skyworks Solutions, Inc.	2,429,904
		24,155,665
Total Common Stock (Cost $57,784,983)		78,362,405
Total Investments - 99.3% (Cost $57,784,983)*		$78,362,405
Other Assets & Liabilities, Net – 0.7%		525,928
Net Assets – 100.0%		$78,888,333

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

*  Cost for federal income tax purposes is $57,814,254 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,001,980
Gross Unrealized Depreciation	(1,453,829)
Net Unrealized Appreciation	$20,548,151

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$78,362,405
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$78,362,405

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended March 31, 2017.

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS MARCH 31, 2017

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	19.5%
Consumer Staples	2.8%
Energy	4.4%
Financial	21.2%
Health Care	13.3%
Industrials	8.0%
Technology	30.8%
100.0%

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2017

ASSETS
. Total investments, at value (Cost $57,784,983)	$78,362,405
Cash	628,398
Receivables:
Fund shares sold	23,259
Dividends and interest	51,300
Prepaid expenses	8,828
Total Assets	79,074,190

LIABILITIES
Payables:
Fund shares redeemed	1,174
Distributions payable	102,339
Accrued Liabilities:
Investment adviser fees	40,111
Trustees' fees and expenses	275
Fund services fees	14,837
Professional fees	21,593
Other expenses	5,528
Total Liabilities	185,857

NET ASSETS	$78,888,333

COMPONENTS OF NET ASSETS
Paid-in capital	$58,313,367
Distributions in excess of net investment income	(44)
Accumulated net realized loss	(2,412)
Net unrealized appreciation	20,577,422
NET ASSETS	$78,888,333
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,887,880
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.14

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2017

INVESTMENT INCOME
Dividend income .	$1,588,082
Interest income	1,106
Total Investment Income	1,589,188
Adviser
EXPENSES
Investment adviser fees	458,609
Fund services fees	177,884
Custodian fees	8,514
Registration fees	19,713
Professional fees	40,175
Trustees' fees and expenses	9,747
Other expenses	32,846
Total Expenses	747,488
NET INVESTMENT INCOME	841,700

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,414,460
Net change in unrealized appreciation (depreciation) on investments	9,078,816
NET REALIZED AND UNREALIZED GAIN	11,493,276
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,334,976

See Notes to Financial Statements.	7

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
OPERATIONS
Net investment income	$841,700	$847,289
Net realized gain (loss)	2,414,460	(2,152,498)
Net change in unrealized appreciation (depreciation)	9,078,816	(1,822,677)
Increase (Decrease) in Net Assets Resulting from Operations	12,334,976	(3,127,886)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,076,603)	(847,202)
Net realized gain	-	(2,642,363)
Total Distributions to Shareholders	(1,076,603)	(3,489,565)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,194,635	8,963,123
Reinvestment of distributions	465,432	2,989,581
Redemption of shares	(12,543,894)	(7,696,815)
Increase (Decrease) in Net Assets from Capital Share Transactions	(6,883,827)	4,255,889
Increase (Decrease) in Net Assets	4,374,546	(2,361,562)

NET ASSETS
Beginning of Year	74,513,787	76,875,349
End of Year (Including line (a))	$78,888,333	$74,513,787

SHARE TRANSACTIONS
Sale of shares	347,371	615,083
Reinvestment of distributions	31,121	212,927
Redemption of shares	(835,902)	(536,430)
Increase (Decrease) in Shares	(457,410)	291,580

(a) Distributions in excess of net investment income	$(44)	$(244)

See Notes to Financial Statements.	8

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$13.94	$15.21	$15.22	$13.89	$14.47
INVESTMENT OPERATIONS
Net investment income (a)	0.16	0.16	0.16	0.42	0.20
Net realized and unrealized gain (loss)	2.25	(0.76)	0.77	2.23	0.45
Total from Investment Operations	2.41	(0.60)	0.93	2.65	0.65
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.21)	(0.16)	(0.16)	(0.41)	(0.20)
Net realized gain	—	(0.51)	(0.78)	(0.91)	(1.03)
Total Distributions to Shareholders	(0.21)	(0.67)	(0.94)	(1.32)	(1.23)
NET ASSET VALUE, End of Year	$16.14	$13.94	$15.21	$15.22	$13.89
TOTAL RETURN	17.41%	(3.94)%	6.32%	19.62%	4.94%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$78,888	$74,514	$76,875	$71,035	$61,852
Ratios to Average Net Assets:
Net investment income	1.10%	1.11%	1.05%	2.84%	1.47%
Net expenses	0.98%	0.97%	0.97%	1.01%	1.07%
Gross expenses	0.98%	0.97%	0.97%	1.01%	1.07%
PORTFOLIO TURNOVER RATE	30%	55%	41%	47%	103%

(a)	Calculated based on average shares outstanding during each year.

See Notes to Financial Statements.	9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 1. Organization
The Payson Total Return Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

10

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of March 31, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of

11

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of March 31, 2017, the Fund had $378,398 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – H.M. Payson & Co. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
12

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2017, were $23,021,949 and $27,381,585, respectively.
Note 6. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$1,115,355	$830,341
Long-Term Capital Gain	-	2,642,360
	$1,115,355	$3,472,701

As of March 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$102,295
Undistributed Long-Term Gain	26,859
Unrealized Appreciation	20,548,151
Other Temporary Differences	(102,339)
Total	$20,574,966

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and treatment of distributions payable.
The difference between distributions on a tax basis and distributions on a book basis are primarily due to distributions payable affecting the year in which the distributions are applied for tax purposes.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2017. The following reclassification was the result of the reclassification of income on a taxable corporate action and has no impact on the net assets of the Fund.

Undistributed Net Investment Income (Loss)	$235,103
Accumulated Net Realized Gain (Loss)	(235,103)

Note 7. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the  financial statements and related disclosures.
13

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2017

Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Payson Total Return Fund

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in the Forum Funds, (the "Fund") including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
May 22, 2017

15

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016, through March 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
16

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2016	March 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,101.44	$5.13	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94	0.98%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 0.06% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.
17

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

18

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION (Unaudited) MARCH 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

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ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $166,800 in 2016 and $190,200  in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $34,000 in 2016 and $37,000  in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2015 and $0 in 2016. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	May 26, 2017

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	May 26, 2017